EXHIBIT 10.2


                              SETTLEMENT AGREEMENT

     This SETTLEMENT AGREEMENT made this 11th day of April 2000, by and among:

                  (a) SENIOR HOUSING PROPERTIES TRUST, a Maryland real estate investment trust ("SNH") and its wholly-owned subsidiaries, SPTIHS PROPERTIES TRUST ("SPTIHS"), HRES1 PROPERTIES TRUST ("HRES1") and HRES2 PROPERTIES TRUST ("HRES2"), each a Maryland real estate investment trust;

                  (b)  SHOPCO-COLORADO,  LLC, SHOPCO-CT,  LLC,  SHOPCO-GA,  LLC,
         SHOPCO-IA, LLC, SHOPCO-KS, LLC, SHOPCO-MA, LLC, SHOPCO-MI, LLC, SHOPCO-MO, LLC, SHOPCO-NE, LLC, and SHOPCO-WY, LLC, each a Delaware limited liability company (collectively, the "New LLC Operators");

                  (c) SNH-NEBRASKA, INC., SNH-IOWA, INC., SNH-MASSACHUSETTS, INC. and SNH-MICHIGAN, INC., each a Delaware corporation (collectively, the "New Corporate Operators");

                  (d) FIVE STAR QUALITY CARE, INC., a Delaware corporation (the "New Manager");

                  (e) ADVISORS HEALTHCARE GROUP, INC., a Delaware corporation (f/k/a "Connecticut Subacute Corporation II") ("Advisors," and together with SNH, SPTIHS, HRES1, HRES2, the New LLC Operators, the New
         Corporate Operators and the New Manager, collectively, the "SNH Entities");

                  (f) INTEGRATED HEALTH SERVICES, INC., a Delaware corporation ("IHS");

                  (g) the following wholly-owned subsidiaries of IHS (the "IHS Subsidiaries"): COMMUNITY CARE OF AMERICA, INC., a Delaware corporation ("CCA"), ECA HOLDINGS, INC., a Delaware corporation ("ECA"), COMMUNITY CARE OF NEBRASKA, INC., a Delaware corporation ("CCN"), W.S.T. CARE, INC., a Nebraska corporation ("WST") and QUALITY CARE OF LYONS, INC., a Nebraska corporation ("Lyons", and together with CCN and WST, the "SPTIHS Mortgagors"), CCA ACQUISITION I, INC., a Delaware corporation ("CCAA"), MARIETTA/SCC, INC., a Georgia corporation ("Marietta"), GLENWOOD/SCC, INC., a Georgia corporation ("Glenwood"), DUBLIN/SCC, INC., a Georgia corporation ("Dublin"), and COLLEGE PARK/SCC, INC., a Georgia corporation ("College Park"), and IHS ACQUISITION NO. 108, INC. ("IHS 108"), IHS ACQUISITION NO. 112, INC. ("IHS 112"), IHS ACQUISITION NO. 113, INC. ("IHS 113"), IHS ACQUISITION NO. 135, INC. ("IHS 135"), IHS ACQUISITION NO. 148, INC. ("IHS 148"), IHS ACQUISITION NO. 152, INC. ("IHS 152"), IHS ACQUISITION NO. 153, INC. ("IHS 153"), IHS ACQUISITION 154, INC. ("IHS 154"), IHS ACQUISITION NO. 155, INC. ("IHS 155") and IHS ACQUISITION NO. 175, INC. ("IHS 175"), each a Delaware corporation (collectively, the "IHS Acquisition Subsidiaries"); and

                  (h) INTEGRATED HEALTH SERVICES AT GRANDVIEW CARE CENTER, INC., a Delaware corporation, ECA PROPERTIES, INC., a Delaware corporation, CCA OF MIDWEST, INC., a Delaware corporation, and QUALITY CARE OF COLUMBUS, INC., a Nebraska corporation (together with ECA, IHS 148 and CCN, collectively, the "New Property Owners" and together with IHS and the IHS Subsidiaries, collectively, the "IHS Entities" or the "Debtors"), each a wholly-owned Subsidiary of IHS.

                                   WITNESSETH:

         WHEREAS, SPTIHS, HRES1 and HRES2 are the respective owners of the real property, buildings, plant and equipment and certain of the personal property used in connection with the operation of the health care and health care related facilities described in Appendix 1 hereto as the SPTIHS Leased Facilities (the "SPTIHS Leased Facilities"), the HRES1 Leased Facilities (the "HRES1 Leased Facilities") and the HRES2 Leased Facilities (the "HRES2 Leased Facilities," and together with the SPTIHS Leased Facilities and the HRES1 Leased Facilities, collectively, the "Leased Facilities"), respectively; and

         WHEREAS, SPTIHS leased the SPTIHS Leased Facilities to ECA, Marietta, Glenwood, Dublin and College Park (the "SPTIHS Tenants") pursuant to the lease agreement described in Appendix 2 hereto as the "SPTIHS Lease" (the "SPTIHS Lease"); HRES1 leased the HRES1 Leased Facilities to Horizon/CMS Healthcare Corporation, f/k/a Horizon Healthcare Corporation, a Delaware corporation ("Horizon") pursuant to the lease described in Appendix 2 with respect to the HRES1 Leased Facility located in Canonsburg, Pennsylvania (the "Pennsylvania Facility) and Horizon has assigned the HRES1 Lease for the Pennsylvania Facility to IHS 135; HRES1 leased the remaining HRES1 Leased Facilities to Horizon pursuant to the lease agreements described in Appendix 2 hereto as the "HRES1 Lease" (collectively, together with the HRES1 Lease with respect to the Pennsylvania Facility, the "HRES1 Lease") and Horizon has entered into management agreements (the "HRES1 Management Agreements") with respect to the remaining HRES1 Leased Facilities with IHS 152, IHS 153, IHS 154 and IHS 155 (together with IHS 135, collectively, the "HRES1 Tenants," and together with IHS 135 and the SPTIHS Tenants, collectively the "IHS Tenants"); and HRES2 leased the HRES2 Leased Facilities to Advisors, as tenant, as an accommodation to Horizon, and Advisors in turn entered into certain Management Agreements, each dated as of February 11, 1994, as amended to date (collectively, the "HRES2 Management Agreements") pursuant to which IHS 175 (as successor to Horizon) agreed to act as Manager of the HRES2 Leased Facilities; and

         WHEREAS, each of SPTIHS and HRES1 holds first mortgages and security interests (the "SPTIHS Mortgages" and the "HRES1 Mortgages," respectively) in all of the real property, buildings, plant and equipment and substantially all personal property used in connection with the operation of the health care and health care related facilities described in Appendix 1 hereto as the "SPTIHS Mortgaged Facilities" (the "SPTIHS Mortgaged Facilities") and the "HRES1 Mortgaged Facilities" (the "HRES1 Mortgaged Facilities," and together with the SPTIHS Mortgaged Facilities, collectively, the "Mortgaged Facilities"; the Mortgaged Facilities and the Leased Facilities, collectively, the "Existing Facilities"), respectively, securing certain promissory notes described in Appendix 2 hereto as the "SPTIHS Mortgage

Notes" (the "SPTIHS Mortgage Notes") by the SPTIHS Mortgagors parties thereto and certain promissory notes described in Appendix 2 hereto as the "HRES1 Mortgage Notes" (the "HRES1 Mortgage Notes," and together with the SPTIHS Mortgage Notes, collectively the "Mortgage Notes") by IHS 113, IHS 112 and IHS 108 (collectively, the "HRES1 Mortgagors," and together with the SPTIHS Mortgagors, collectively, the "IHS Mortgagors"); and

         WHEREAS, IHS has guaranteed to SPTIHS, HRES1, HRES2 and Advisors the prompt and complete payment and performance of the various obligations of the IHS Subsidiaries to SPTIHS, HRES1, HRES2 and Advisors pursuant to various guaranty agreements described in Appendix 2 hereto as the "IHS Guaranties" (collectively, the "IHS Guaranties"); and

         WHEREAS, the SNH Entities claim that by notices dated January 25, 2000, HRES1 notified certain of the IHS Entities that the HRES1 Lease as to the Pennsylvania Facility was terminated by virtue of an Event of Default under the HRES1 Lease and that SPTIHS notified certain of the IHS Entities that the SPTIHS Lease was terminated by virtue of an Event of Default under the SPTIHS Lease;

         WHEREAS, pursuant to that certain letter dated January 25, 2000 and addressed to Lyons, WST and CCN, SPTIHS exercised its option to purchase certain Nebraska Facilities under the Right of First Refusal and Option Agreement dated as of September 24, 1997 among SPTIHS (as successor in interest to HRPT), CCN, WST and Lyons; and

         WHEREAS, on February 2, 2000 (the "Petition Date"), each of the IHS Entities filed voluntary petitions for relief (collectively, the "Cases") under Chapter 11 of the United States Bankruptcy Code, ss.ss.101 et seq. (the "Code") with the United States Bankruptcy Court for the District of Delaware (the "Court"); and

         WHEREAS, the IHS Entities are continuing to operate their respective businesses and manage their respective properties as debtors-in-possession pursuant to ss.ss.1107 and 1108 of the Code; and

         WHEREAS, the obligations of the IHS Entities with respect to each Existing Facility under the various agreements or instruments entered into by the various IHS Entities with or for the benefit of the various SNH Entities prior to the date hereof, including the agreements and instruments referred to above (excluding the HRES1 Management Agreements, collectively, the "Existing Documents") or otherwise under applicable law, constitute a substantial burden on the financial and administrative resources of the IHS Entities, and the IHS Entities have concluded that these burdens substantially outweigh any advantages to be had by continuing to operate each such Existing Facility in accordance with the Existing Documents; based on this conclusion, the IHS Entities propose, among other things, to cease operating and/or managing the Existing Facilities (except for the Pennsylvania Facility and the HRES1 Mortgaged Property located at Slidell, Louisiana (the "Slidell Facility")) and to liquidate their obligations to the SNH Entities in an orderly fashion, in each case subject to the terms and conditions set forth herein; and

         WHEREAS, the SNH Entities are willing to agree to such proposal, subject to the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS

         1.1 Definitions. The following capitalized terms shall have the meanings set forth below:

         "Agreement"  shall  mean  this  Settlement  Agreement,   including  all
Appendices, Schedules and Exhibits thereto, as it and they may be amended from time to time as herein provided.

         "Assigned Contracts" shall mean, on the Closing Date, the Contracts listed on Schedule 1.1A hereto, and any Existing Document to the extent contemplated to be assigned to an SNH Entity pursuant to Section 3.2. Such term shall also include all other Contracts subsequently designated pursuant to
Section 7.6.

         "Business Day" shall mean any day other than a Saturday, Sunday, or any other day on which banking institutions in The Commonwealth of Massachusetts are authorized by law or executive action to close.

         "Consumables" shall mean, with respect to any Facility, all inventory and consumables, including, without limitation, food, central supplies, unopened linens and housekeeping supplies and other consumables, customarily used or consumed in the day-to-day operation of such Facility.

         "Contracts" shall mean, with respect to each Facility, each instrument, contract and agreement to which the IHS Operator of such Facility is a party that benefits, relates to or affects such Facility, or the operation of or the provision of services in conjunction with such Facility (including, without limitation, Provider Agreements).

         "Data" shall mean data and records related to the operation of each Transfer Facility, including employee information, vendor information, general ledger transactions, payroll transactions, chart of accounts, peoplesoft database structures and tables, report definitions and all records, including medical records, of patients or residents of the Transfer Facilities, that are embodied or contained in the format or media associated with the Intellectual Property or in the general corporate information systems of the IHS Entities.

         "Employee  Benefits"  shall mean,  with  respect to any  Facility,  all wages, salary, health insurance coverage, disability coverage, severance pay, withholding, social security or other employment taxes, vacation and sick pay, bonuses, commissions, pensions, profit sharing, stock option or other arrangements or other fringe benefits or other employee benefit plans, practices or arrangements, whether written or oral, covering any present or former employee of such Facility as of the moment preceding the Effective Time, whether or not yet payable.

         "Excluded Assets" shall mean, with respect to each Facility: all cash, bank accounts, bonds, security deposits and cash equivalents maintained at or for the account of such Facility; all accounts receivable arising from services rendered prior to the Effective Time; insurance policies and insurance contracts and all prepaid expenses; all Proprietary Information (other than Data); the right to use the name "Integrated Health Services," "IHS" or "Symphony" or any derivation thereof in its name; any personal property of any IHS Entity (other than books and records and Data) that are in the ordinary course of business located at the corporate offices of IHS at 910 Ridgebrook Road, Sparks, Maryland; any employee benefit plans or insurance coverage provided by any IHS Entity; any claims against third parties, including insurance companies, for reimbursement, indemnification or under any warranties with respect to Pre-Effective Time Obligations or with respect to any asset or properties not being conveyed or relinquished to an SNH Entity as provided hereunder; use of the acquisition, accounting, legal, management information service, human resource, risk management and other corporate functions provided by IHS to any of the IHS Entities (other than, in each case, Data); tax refunds, if any in respect of tax periods ending on or prior to the Effective Time; the capital stock of any IHS Entity; and the minute books, stock record books and stock ledgers of each IHS Entity and any other books, records or other data relating solely to Excluded Assets or Pre-Effective Time Obligations (other than, in each case, Data).

         "GAAP"   shall   mean   generally   accepted   accounting   principles,
consistently applied.

         "Governmental Authority" shall mean all agencies, authorities, bodies, boards, commissions, courts, instrumentalities, legislatures and offices of any nature whatsoever, of any government unit or political subdivision, whether federal, state, county, district, municipal, city or otherwise, and whether now or hereafter in existence.

         "HealthSouth"   shall   mean   HealthSouth   Corporation,   a  Delaware
corporation.

         "IHS Operator" shall mean, with respect to any Facility, the IHS Tenant, the IHS Mortgagor, the New Property Owner or IHS 175 that operates or manages such Facility immediately prior to the Effective Time.

         "Intellectual  Property" means the software  applications  described on
Schedule 1.1C hereto including the Data imbedded therein.

         "Knowledge" shall mean, with respect to any IHS Entity, only the actual knowledge of Dan Booth or his successor as Senior Vice President, Finance (or successor office) of IHS, any regional vice president (or successor office) of IHS with authority over a region that includes any Facility owned, operated or managed prior to the Effective Time by such IHS Entity, and the administrator of such Facility.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, operations, assets, property, condition (financial or otherwise), after the Effective Time, of any Facility being returned, conveyed or otherwise relinquished to an SNH Entity pursuant to this Agreement, (b) the consummation of the transactions contemplated hereby or (c) the enforceability of any material provision of any Settlement Document.

         "Permits" shall mean, with respect to any Facility, all licenses, approvals, certificates of need, determinations of need, franchises, accreditations, certificates, certifications, consents, permits and other authorizations benefiting, relating to or affecting the operation of such Facility or the operation of programs or provision of services in conjunction with such Facility, issued by or entered into with any Governmental Authority, Third Party Payor or accreditation body, and all renewals, replacements and substitutions therefor (excluding, however, Provider Agreements).

         "Permitted Encumbrances" shall mean, with respect to the real property and the improvements at each Facility, those liens and encumbrances of record on February 2, 2000, including, without limitation, those disclosed in the marked-up title commitments or title policies or reports (the "Title Reports") issued by the Title Company to the SNH Entities on or prior to such date, but excluding in any event (a) any such lien, claim, security interest or encumbrance arising under any instrument, agreement, indenture or understanding for the benefit of any IHS Entity or any affiliate thereof, or which has been granted by Order of the Court, (b) any encumbrance listed on Schedule 1.1B hereto, or (c) any such lien, claim, security interest or encumbrance first appearing of record after February 2, 2000. Real estate taxes for the Transfer Facilities (other than the five (5) Transfer Facilities located in Massachusetts) shall be apportioned between the parties at the Closing as of February 2, 2000.

         "Person" shall mean all individuals, corporations, general and limited partnerships, limited liability companies, stock companies or associations, joint ventures, unincorporated associations, companies, trusts, banks, trust companies, land trusts, business trusts, Governmental Authorities and other entities of every kind and nature.

         "Pre-Effective Time Obligations" shall mean, with respect to any Facility, all debts, liabilities and obligations, whether known or unknown, absolute, mature or not yet due, liquidated or non-liquidated, contingent, non-contingent, direct or indirect or otherwise, relating to any Facility and/or arising under any Permits or Contracts or under any other agreements or instruments (including under Provider Agreements or otherwise under Third Party Payor Programs), or relating to the management or operation of any Facility, or arising out of the acts or omissions of any IHS Entity, in each case only to the extent arising out of or attributable to conditions or events occurring or in existence prior to the Effective Time, including, without limitation, the following:

                  (a) except to the extent specifically provided in Section 10.14, any costs or expenses (including, but not limited to, legal fees, accounting fees, consulting and financing costs) incurred by any IHS Entity in negotiating this Agreement or in consummating the transactions contemplated hereby; or

                  (b) any claim as a result of any injury to any person suffered at any Facility or in connection with the rendering of or the failure to render services by any IHS Entity or its employees, agents or representatives or any other person performing services for or on behalf of any IHS Entity, prior to the Effective Time; or

                  (c) any liability to, or set off or recoupment (including set off or recoupment against post-Effective Time accounts receivable) by, any Third Party Payor arising out of events or conditions (including an alleged overpayment under any Third Party Payor Program) that occurred or existed prior to the Effective Time; or

                  (d) except to the extent specifically provided in Section 10.14, any taxes owed by any IHS Entity, including, but not limited to, any investment tax recapture, depreciation recapture, employer taxes such as FICA and FUTA, any sales or use taxes, any personal property or real property taxes, any withholding taxes and any workers' compensation or unemployment insurance premiums or adjustments; or

                  (e) any claim by any employee of any IHS Entity at or prior to the Effective Time for wages, salary, vacation, holiday, sick pay, welfare or fringe benefits, and all other accrued and unpaid obligations of any kind and all Employee Benefits; or

                  (f) any claim arising prior to the Effective Time, to the extent arising under any instrument, agreement, indenture, lease, contract or understanding to which any IHS Entity is a party or by which it or he or any of its or his property is bound (except for obligations arising and to the extent attributable to periods after the Effective Time under Assigned Contracts); or

                  (g) any claim otherwise arising out of the operation of any Facility (including any claim, order or judgment arising under any applicable Federal, state or local statutes, laws, ordinances, rules and regulations, licensing requirements or conditions (including Medicare or Medicaid requirements or conditions, and environmental laws), or involving the imposition of any lien under any such applicable law), in each case only to the extent arising or attributable to conditions or events occurring prior to the Effective Time.

         "Proprietary Information" shall mean all operating manuals and all software applications, including the Intellectual Property and the software applications described on Schedule 1.1C hereto.

         "Provider Agreements" shall mean, with respect to any Facility, all participation, provider and reimbursement agreements or arrangements in effect for the benefit of or relating to or affecting the operation of any Facility, or the operation of programs or provision of services therein, relating to any right of payment or other claim arising out of or in connection with such Facility's participation in any Third Party Payor Program.

         "Settlement Documents" shall mean, collectively, this Agreement and each agreement, undertaking or instrument delivered pursuant to Article 3 hereof.

         "Third Party Payor Programs" shall mean all third party payor programs in which any Facility participates, including, without limitation, Medicare, Medicaid, CHAMPUS, TRICARE, Blue Cross and/or Blue Shield, managed care plans, other private insurance programs, workers compensation and employee assistance programs.

         "Third Party Payors" shall mean Medicare, Medicaid, CHAMPUS, TRICARE, Blue Cross and/or Blue Shield, private insurers and any other Person which maintains Third Party Payor Programs.

         "Title Company" means Lawyers Title Insurance Company.

         "Transfer Facilities" shall mean, collectively, the Leased Facilities (except for the Pennsylvania Facility), the Mortgaged Facilities (except for the Slidell Facility) and the New Facilities.

         1.2 Other Defined Terms. The following terms shall have the meanings set forth in the sections of this Agreement referred to below:

Defined Term                                                Defined In:
------------                                                -----------
Advisors                                                    Caption
Approval Order                                              ARTICLE 2
Assigning HRES1 Tenants                                     ss.3.2.2
Cases                                                       Recitals
CCA                                                         Caption
CCAA                                                        Caption
CCN                                                         Caption
Closing                                                     ss.3.1
Closing Date                                                ss.3.1
College Park                                                Caption
Code                                                        Recitals
Court                                                       Recitals
Debtors                                                     Caption
Dublin                                                      Caption
ECA                                                         Caption
ECAP                                                        Caption
Effective Time                                              ss.3.1
Existing Documents                                          Recitals
Existing Facilities                                         Recitals
Facilities                                                  ss.3.2.6
foreign person                                              ss.5.6
Glenwood                                                    Caption
Horizon                                                     Recitals
HRES1                                                       Caption
HRES2                                                       Caption
HRES2 Management Agreements                                 Recitals
HRES1 Leased Facilities                                     Recitals
HRES1 Leases                                                Recitals
HRES1 Mortgage Notes                                        Recitals
HRES1 Mortgaged Facilities                                  Recitals
HRES1 Mortgages                                             Recitals
HRES2 Leased Facilities                                     Recitals
IHS                                                         Caption
IHS 108                                                     Caption
IHS 112                                                     Caption
IHS 113                                                     Caption
IHS 135                                                     Caption

Defined Term                                                Defined In:
------------                                                -----------
IHS 148                                                     Caption
IHS 152                                                     Caption
IHS 153                                                     Caption
IHS 154                                                     Caption
IHS 155                                                     Caption
IHS 175                                                     Caption
IHS Entities                                                Caption
IHS Releasees                                               ss.9.2
IHS Mortgagor                                               Caption
IHS Subsidiaries                                            Caption
IHS Tenant                                                  Recitals
Interim Sublease Agreement                                  ss.3.2.14
Leased Facilities                                           Recitals
Management and Servicing Agreement                          ss.3.2.14
Marietta                                                    Caption
Mortgage Notes                                              Recitals
Mortgaged Facilities                                        Recitals
New Corporate Operators                                     Caption
New Facilities                                              ss.3.2.6
New LLC Operators                                           Caption
New Manager                                                 Caption
New Property Owners                                         Caption
New Pennsylvania Guaranty                                   ss.3.2.8
New Pennsylvania Lease                                      ss.3.2.8
New Properties                                              ss.3.2.6
New Real Estate                                             ss.3.2.6
Pennsylvania Facility                                       Recitals
Pennsylvania Modification                                   ss.3.2.8
Petition Date                                               Recitals
Slidell Facility                                            Recitals
SNH                                                         Caption
SNH Entities                                                Caption
SNH Releasees                                               ss.9.1
SPTIHS                                                      Caption
SPTIHS Leased Facilities                                    Recitals
SPTIHS Leases                                               Recitals
SPTIHS Mortgage Notes                                       Recitals
SPTIHS Mortgages                                            Recitals
SPTIHS Mortgaged Facilities                                 Recitals
SPTIHS Mortgagors                                           Caption
SPTIHS Tenants                                              Recitals
Transaction Approval Motion                                 ARTICLE 2
WST                                                         Caption

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

                                   ARTICLE 2

                             APPROVAL OF TRANSACTION

         Within ten (10) Business Days following the execution of this Agreement by all parties, the IHS Entities will file a motion with the Court, in a form acceptable to both the SNH Entities and the IHS Entities, seeking authority to proceed with the transactions and other matters provided for in this Agreement (the "Transaction Approval Motion"), together with a proposed form of order in the form annexed hereto as Exhibit A (the "Approval Order"). The Approval Order shall be in the form annexed hereto and shall include such additional provisions as the SNH Entities and IHS Entities may mutually agree.

                                   ARTICLE 3

                   TRANSACTIONS TO OCCUR AT THE EFFECTIVE TIME

         3.1 Closing Date. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the second Business Day (said date, as it may be extended pursuant to the provisions of this Agreement, herein referred to as the "Closing Date") following the first day (which shall not in any event be later than sixty days from the date hereof, except as expressly provided herein or unless otherwise agreed in writing by the SNH Entities and the IHS Entities) on which (i) all of the conditions set forth in Section 6.1 have been satisfied (or waived by the SNH Entities) and (ii) all of the conditions set forth in Section 6.2 have been satisfied (or waived by the IHS Entities). The Closing shall be effective at 12:01 A.M. (Boston time) (the "Effective Time") on the day following the Closing Date. In the event that on the Closing Date the SNH Entities shall have any objections or other grounds for refusing to close this transaction, and if the SNH Entities shall be unwilling to waive the same and to close this transaction without modification of the terms and provisions hereof and without allowance of any kind, the IHS Entities shall have the right, at the IHS Entities' sole election, either (a) use their reasonable, good faith efforts to remove, remedy or comply with such objections or other grounds, or
(b) to cancel this Agreement. In the event of the IHS Entities' election to take action to remove, remedy or comply with such objections or other grounds, the IHS Entities shall be entitled to one or more adjournments of the Closing Date for one or more periods not to exceed thirty (30) days in the aggregate, and such Closing Date shall be adjourned to a date specified by the IHS Entities not beyond such thirty (30) day period, provided the IHS Entities continue to use their reasonable, good faith efforts during such period. If for any reason whatsoever the IHS Entities shall not have succeeded in removing, remedying or complying with such objections or other grounds at the expiration of such adjournments, or at such time prior thereto as the IHS Entities determine that they will not be able to satisfy same, the IHS Entities shall give the SNH Entities written notice thereof and the SNH Entities may elect (within five (5) Business Days of receipt of such written notice), by written notice to the IHS Entities, to consummate this transaction without satisfaction of, and subject to such objection or other grounds. If the SNH Entities shall still be unwilling to waive the same and to close this transaction without modification of the terms and provisions hereof and without allowance of any kind, this Agreement shall be and be deemed to be cancelled. In the event of the cancellation of this Agreement under any of the circumstances referred to and as provided in this Article, this Agreement shall cease, terminate and come to an end, and


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neither party hereto shall have any rights,  obligations or liabilities  against or to the other hereunder. In no event shall the IHS Entities be required to, and nothing herein contained shall obligate the IHS Entities to, expend any money or bring any action or proceeding or otherwise incur any costs or expenses in order to cure any purported defect or objection or to fulfill any condition.

         3.2 Transfers and Conveyances. The parties hereto shall complete the following transactions at the Closing:

                  3.2.1 Each SPTIHS Tenant shall assign or assume and assign, as applicable, to the New LLC Operator designated by SPTIHS all of such SPTIHS Tenant's right, title and interest in, to and under the SPTIHS Leases to the extent they may be in effect and consent to the termination of its prior right to occupy the SPTIHS Leased Facilities; SPTIHS shall consent to such transfer and shall release the SPTIHS Tenants from all liabilities and obligations under the SPTIHS Leases and such occupancy, and such consent and release shall be set forth in such transfer document and shall be executed by SPTIHS.

                  3.2.2 Each of IHS 152, IHS 153, IHS 154 and IHS 155 (the "Assigning HRES1 Tenants") shall assign or assume and assign, as applicable, to the New LLC Operator designated by HRES1 all of such Assigning HRES1 Tenant's right, title and interest in, to and under the HRES1 Leases and consent to the termination of its prior right to occupy the HRES1 Leased Facilities. HRES1 shall consent to such transfer and shall release the Assigning HRES1 Tenants (but not HealthSouth, Horizon or their respective affiliates) from all liabilities and obligations under the HRES1 Leases and such occupancy, and such consent and release shall be set forth in such transfer document and shall be executed by HRES1.

                  3.2.3 IHS 175 shall assign to Advisors or its designee all of IHS 175's right, title and interest in, to and under the HRES2 Management Agreements and all promissory notes of Advisors delivered thereunder.

                  3.2.4 Each SPTIHS Tenant and IHS 175 (i) shall transfer and assign to SPTIHS or HRES2, the New LLC Operator or other entity designated by it, as the case may be, all right, title and interest of such IHS Entity in and to all tangible personal property (including, without limitation, all furniture, furnishings, fixtures, equipment and Consumables) present at or used at each Leased Facility in connection with the operation of each Leased Facility that it leases or manages, and to all intangible personal property incorporated in such tangible personal property, and (ii) shall transfer and assign to SPTIHS or HRES2, the New LLC Operator or other entity designated by it, as the case may be, all right, title and interest of such IHS Entity in and to all of the Assigned Contracts and Permits with respect to such Leased Facility (to the extent permitted by law); provided that the property being transferred pursuant to this Section 3.2.4 shall not include Excluded Assets in existence on the Closing Date or any Pre-Effective Time Obligations.

                  3.2.5 Each IHS Mortgagor (except for IHS 108) shall (i) convey all of its right, title and interest in and to each Mortgaged Facility to SPTIHS or HRES1, or the New LLC Operator designated by it, as the case may be, by quit-claim deed in lieu of foreclosure, and (ii) transfer and assign to SPTIHS or HRES1, or to such New LLC Operator, as the case may be,

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

(A) all right, title and interest of such IHS Mortgagor in and to all tangible personal property (including, without limitation, all furniture, furnishings, fixtures, equipment and Consumables) present at or used at the Mortgaged Facility in connection with the operation of such Mortgaged Facility, and to all intangible personal property incorporated in such tangible personal property, and (B) all right, title and interest of such IHS Mortgagor in and to all of the Assigned Contracts and Permits with respect to such Mortgaged Facility (to the extent permitted by law); provided that the property being transferred pursuant to this Section 3.2.5 shall not include Excluded Assets in existence on the Closing Date or any Pre-Effective Time Obligations.

                  3.2.6 Each of the New Property Owners (i) shall convey by quitclaim deed all of its right, title and interest in and to the parcels of real property described in Schedule 3.2.6 hereto, together with the lease described in Schedule 3.2.6A hereto, and together with all improvements thereon (collectively, the "New Properties") to the appropriate New Corporate Operator designated by the SNH Entities, and (ii) excluding IHS 148, shall transfer and assign to the designated New Corporate Operator, (A) all right, title and interest of such New Property Owner in and to all tangible personal property (including, without limitation, all furniture, furnishings, fixtures, equipment and Consumables) present at or used at each New Property in connection with the operation of the nursing facility located at such New Property, and to all intangible personal property incorporated in such tangible personal property, and (B) all right, title and interest of such New Property Owner in and to all of the Assigned Contracts and Permits with respect to the operation of the nursing facility located at such New Property (to the extent permitted by law) ((i) and (ii), collectively, the "New Facilities, and together with the Existing Facilities, collectively, the "Facilities"); provided that the property being transferred pursuant to pursuant to this Section 3.2.6 shall not include Excluded Assets in existence on the Closing Date or any Pre-Effective Time Obligations.

                  3.2.7 Satisfaction and Discharge of Mortgage Debt. HRES1 shall acknowledge and agree to the satisfaction and discharge of the debt under the promissory note dated as of January 28, 1995 and shall release its lien and security interest in and to the HRES1 Mortgaged Facility located at Slidell, Louisiana.

                  3.2.8 New Pennsylvania Lease. HRES1 shall rescind its termination of the HRES1 Lease for the Pennsylvania Facility, and HRES1 and IHS 135 shall enter into an amendment and restatement of such lease agreement, to be effective as of January 1, 2000, in the form of Exhibit B-1 hereto (the "Pennsylvania Modification," such lease agreement, as so modified, the "New Pennsylvania Lease"), and IHS shall deliver a guaranty of the New Pennsylvania Lease in the form of Exhibit B-2 hereto (the "New Pennsylvania Guaranty"). On the Closing Date, (i) IHS 135 shall pay HRES1(by wire transfer of immediately available funds to an account designated by HRES1 in writing prior to the Closing Date), any installment of Minimum Rent then due and payable under the New Pennsylvania Lease (to the extent not previously paid), and (ii) each party to the New Pennsylvania Lease shall deliver an estoppel certificate to other party thereto in form reasonably acceptable to such other party.

                  3.2.9 Documentation, Etc. All of the assignments, transfers, conveyances and agreements contemplated by this Section 3.2 shall be effected or evidenced by such deeds, bills of sale, assignments and other instruments of transfer or release, and by such agreements, as are in the form agreed to by the parties hereto prior to the date hereof and shall state that they are made without representations and warranties express or implied, except as expressly provided in this Agreement. All deeds, bills of sale, assignments and other instruments of transfer or releases necessary to effect such assignments, transfers, conveyances and agreements shall be recorded or filed by the SNH Entities at their sole cost and expense. The SNH Entities shall have the benefits of Code ss.1146 to the extent granted in the Approval Order.

                  3.2.10 Excluded Assets. Notwithstanding anything to the contrary contained in this Agreement or any other Settlement Document, none of the Excluded Assets are being transferred, conveyed or assigned to any SNH Entity. SNH may make a copy of any operating manuals and procedures ("Copies") provided that all references to any IHS Entities are removed from such Copies and any use of such Copies or the information contained therein shall be at the sole cost and risk of the SNH Entities. The SNH Entities shall indemnify and hold the IHS Entities harmless from and against all costs, expenses, and liabilities (including reasonable attorneys' fees and disbursements) arising out of or resulting from any use of such Copies or the information contained therein.

                  3.2.11  Facilities  Conveyed  "As  Is".  EACH  OF THE  PARTIES
ACKNOWLEDGES THAT THE PROPERTY BEING CONVEYED OR TRANSFERRED TO IT HEREUNDER IS BEING CONVEYED OR TRANSFERRED "AS IS, WHERE IS" WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE CONDITION, TITLE, DESIGN, MERCHANTABILITY OR FITNESS FOR USE OF SUCH PROPERTY, AND NEITHER PARTY HAS MADE, OR SHALL BE DEEMED TO HAVE MADE, ANY OTHER REPRESENTATION OR WARRANTIES, IN EACH CASE OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR ANY OTHER SETTLEMENT DOCUMENT. Without limiting the generality of the foregoing, except for the representations and warranties expressly set forth in this Agreement or in any other Settlement Document, the transactions contemplated by this Agreement are without any statutory, express or implied warranty, representation, agreement, statement or expression of opinion of or with respect to (i) the condition or title of the assets or any aspect thereof, including, without limitation, any and all statutory, express or implied representations or warranties related to suitability for habitation, merchantability, or fitness for a particular use or purpose, (ii) the nature or quality of construction, structural design, or engineering of the Improvements, (iii) the quality of the labor or materials included in the Improvements, (iv) the soil conditions, drainage, topographical features, flora, fauna, or other conditions of or which affect the assets, (v) any conditions at or which affect the assets with respect to any particular use, purpose, development potential, or otherwise, (vi) area, size, shape, configuration, location, access, capacity, quantity, quality, cash flow, expenses, value, condition, make, model, composition, accuracy, completeness, applicability, assignability, enforceability, exclusivity, usefulness, authenticity, or amount, (vii) any statutory, express, or implied representations or warranties created by any affirmation of fact or promise, by any description of the assets or by operation of law, (viii) any environmental, botanical, zoological, hydrological, geological, meteorological, structural, or other condition or hazard or the absence thereof heretofore, now, or hereafter affecting in any manner any of the assets, and (ix) all other statutory, express or implied representations and warranties whatsoever. The parties each acknowledge that it has the knowledge and expertise in financial and business matters that enable it to evaluate the merits and risks of the transactions contemplated by this Agreement.

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

                  3.2.12 Bankruptcy Code Provisions. Each of the transactions provided for in Sections 3.2.1 through 3.2.6, shall be completed in accordance with Code ss.ss.105, 363(b), (f) and (m), 365(b) and (f) and 1146(c), as
applicable, and the provisions of the Approval Order, with the SNH Entities receiving the full benefits and protections of such sections and the provisions of the Approval Order. Notwithstanding any provisions of the Code, the IHS Entities shall not be required to cure any default, provide any assurances, make any payment or to incur any cost, expense or liability in order to complete any of such transactions. Any assumptions made by any IHS Entity of any Existing Document (but not the New Pennsylvania Lease or any other Settlement Document) in order to satisfy the conditions set forth in this Article 3 shall be deemed released pursuant to Section 9.2.

                  3.2.13 Assigned Contract and Cure Payments. If and to the extent any performance or payments may be required in order to cure any defaults as a condition to the assumption and/or assignment of any of the Assigned Contracts, at the Closing the SNH Entities shall perform and/or pay for or to the appropriate non-IHS Entity contracting party such acts and/or sums (if any) as shall be required to cure any default as a condition to the assumption and/or assignment of any Assigned Contract.

                  3.2.14 Management and Servicing Agreement; Servicing Agreement; Interim Sublease Agreement. (a) IHS and each IHS Entity that is a licensee of any Transfer Facility, jointly, as "Servicer" and the relevant IHS Operators shall enter into a management and servicing agreement (the "Management and Servicing Agreement") with the New Manager, Advisors and certain of the New LLC Operators and New Corporate Operators, in the form of Exhibit C hereto covering all of the Transfer Facilities (except for the Transfer Facilities located in Massachusetts); and (b) each IHS Operator that is a licensee of such a Transfer Facility shall enter into an interim sublease agreement (an "Interim Sublease Agreement") with respect to such Facility with the appropriate New LLC Operator or New Corporate Operator, in the form of Exhibit D.

         3.3 Payments in Respect of Operating Results. In lieu of the payment of rent under the Existing Leases for the Transfer Facilities, and the payment for use and occupancy pursuant to the Code, for the period from the Petition Date to the Closing Date, IHS shall pay SNH on the Closing Date an amount equal to $500,000 multiplied by (y) the number of months (or portion thereof) during the period from and including February 2, 2000 to but excluding the Closing Date. Such payment shall be made by wire transfer of immediately available funds to an account designated by SNH in writing prior to the Closing Date.

         3.4 Release and Discharge of IHS Entities Liabilities. The parties hereto agree that, subject to the completion of the transfers and conveyances described in Section 3.2, the execution and delivery of the instruments and agreements described in Section 3.2.14, and the payment pursuant to Section 3.3, and without limiting the provisions of ARTICLE 9, each IHS Entity and any third party or Person (other than HealthSouth, Horizon or their respective affiliates) are released from all obligations, liabilities and indebtedness under the Existing Documents (other than the New Pennsylvania Lease) in each case as of the Effective Time, and that all of its rights thereunder (other than the New Pennsylvania Lease) are terminated and extinguished, and that, as to each of the IHS Entities (but not as to the entities to which such Existing Documents may have been assigned as provided herein or to which any properties subject to any of the Existing Documents have been conveyed or transferred or any third parties) each of the Existing Documents are released, discharged and satisfied. On the Closing Date, each of the SNH Entities and IHS Entities shall execute and deliver a general release in favor of the other parties and each of its respective affiliates, which releases shall contain the provisions set forth in Section 9.2 or 9.1, as the case may be, and be in the form attached hereto as Exhibit E. Notwithstanding the foregoing, the SNH Entities expressly reserve their right to pursue any and all rights and remedies available to them with respect to any obligations, liabilities or indebtedness of such third parties or Persons provided that the SNH Entities shall indemnify and hold harmless the IHS Entities from and against any and all costs and expenses incurred by the IHS Entities in connection therewith, including, without limitation, reasonable legal fees and expenses but expressly excluding any costs and expenses incurred in connection with the SNH Entities' pursuit of any such rights and remedies against HealthSouth, Horizon or their affiliates.

         3.5 Rescission of Option Exercise. Effective at the Effective Time, SPTIHS shall be deemed to have rescinded its exercise, effected pursuant to that certain letter dated January 25, 2000 and addressed to Lyons, WST and CCN, of its option to purchase certain Nebraska Facilities under the Right of First Refusal and Option Agreement dated as of September 24, 1997 among SPTIHS (as successor in interest to HRPT), CCN, WST and Lyons.

                                   ARTICLE 4

                 REPRESENTATIONS AND WARRANTIES OF SNH ENTITIES

         Each SNH Entity hereby represents and warrants (provided that only HRES1 gives the representation set forth in Section 4.4), solely as to itself as set forth in this ARTICLE 4, in each case as of the Closing Date. Each SNH Entity expressly acknowledges and agrees that, notwithstanding any provision to the contrary in this or in any other agreement between or among the parties and/or its affiliates, each of the following representations and warranties shall be a continuing representation and warranty and shall survive the closing of the transactions contemplated by this Agreement and performance thereunder, as provided in Section 10.9 below.

         4.1 Existence. Such SNH Entity is a real estate investment trust, limited liability company or corporation duly organized, validly existing and in good standing under the laws of the state of its organization. Such SNH Entity has all requisite power and authority to carry on its business as such business is presently being conducted and to enter into this Agreement and to consummate the transactions contemplated hereby.

         4.2 Authorization, Etc. The execution, delivery and performance by such SNH Entity of this Agreement and each other Settlement Document and all releases, consents, transfers, conveyances, surrenders of leases, assignments and deliveries provided for herein by such SNH Entity have been duly authorized by all necessary real estate investment trust, limited liability company or corporate action as the case may be. This Agreement has been duly executed by such SNH Entity and constitutes the valid and binding obligation of such SNH Entity, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws of general applicability affecting the enforcement of creditors' or secured parties' rights or debtors' obligations generally, and (ii) the availability of specific performance or other equitable remedies may be limited by equitable principles of general applicability (whether such matter is considered in a proceeding at law or in equity).

         4.3 Brokers. Such SNH Entity has not used the services of or had any dealings with any broker or finder in connection with the transactions contemplated by this Agreement and such SNH Entity will indemnify and hold harmless the IHS Entities from and against all claims, actions, causes of action, costs, expenses, including attorneys' fees, and liabilities arising in or out of, or related to any broker or finder with whom such SNH Entity has had any dealings or made any agreements or used any services claiming any compensation or fee by reason of an alleged agreement or understanding with such SNH Entity.

         4.4 Slidell Facility. HRES1 has not assigned or transferred the HRES1 Mortgage on the Slidell Facility, and shall not assign such Mortgage prior to the Effective Time.

                                   ARTICLE 5

                         REPRESENTATIONS AND WARRANTIES
                               OF THE IHS ENTITIES

         Each IHS Entity, severally and not jointly, hereby makes the representations and warranties set forth in this ARTICLE 5 in each case as of the Closing Date. Each IHS Entity expressly acknowledges and agrees that, notwithstanding any provision to the contrary in this or in any other agreement between or among the parties and/or its affiliates, each of the following representations and warranties shall be a continuing representation and warranty and shall survive the closing of the transactions contemplated by this Agreement and performance thereunder, as provided in Section 10.9, below.

         5.1 Organization, Etc. Such IHS Entity is a corporation, duly organized and validly existing under the laws of the jurisdiction of its incorporation. Provided the conditions set forth in Sections 6.1.1 and 6.2.3 hereof are satisfied, such IHS Entity has full power, authority and legal right to execute, deliver and perform under this Agreement, to transfer its right, title and interest in its Facility or Facilities to SPTIHS or HRES1, to enter into the Settlement Documents to which it is a party and to take all other actions necessary to carry out the intents and purposes of this Agreement.

         5.2 Authorization, Etc. The execution, delivery and performance of this Agreement and each other Settlement Document by such IHS Entity and all transfers, conveyances, surrenders of leases, assignments and deliveries provided for herein by such IHS Entity have been duly authorized by all necessary corporate and stockholder action of such IHS Entity. This Agreement and each other Settlement Document to which such IHS Entity is a party has been duly executed by such IHS Entity, and provided the conditions set forth in Sections 6.1.5 and 6.2.3 hereof are satisfied, constitutes the valid and binding obligation of such IHS Entity, enforceable in accordance with its terms.

         5.3 Personal Property-New Property Owners. Such IHS Entity, excluding IHS 148, if a New Property Owner, owns all the tangible personal property present at or used at its New Property (on the Petition Date) in connection with the operation of the nursing facility located at such New Property, and owns all intangible personal property incorporated in such tangible personal property on the Petition Date (except, with respect to both such tangible and intangible personal property, for Excluded Assets, property rented, leased or licensed under any Contract (copies of which, to the extent material to such Facility, have been furnished to SNH prior to the date hereof), and property owned by a pharmacy or other third party engaged in operations at the Facility (pursuant to Contracts, copies of which have been furnished to SNH prior to the date hereof)). The Consumables located at each New Facility as of the Effective Time and included in the personal property being transferred by such IHS Entity pursuant to Section 3.2.6 are (to such IHS Entity's Knowledge) sufficient under applicable law to permit such Facility to be operated as currently operated. All such tangible and intangible personal property owned by such IHS Entity (excluding IHS 148) and existing at the New Facility as of the Petition Date remains at the New Facility except for those used and replaced in the ordinary course of business and Excluded Assets.

         5.4 Personal Property - Tenants and IHS 175. Such IHS Entity, if an SPTIHS Tenant or IHS 175, owns all the tangible personal property present at, or used at its Leased Facility (on the Petition Date) in connection with the operation of such Leased Facility, and owns all intangible personal property incorporated in such tangible personal property on the Petition Date (except, with respect to both such tangible and intangible personal property, for Excluded Assets, property rented, leased or licensed under any Contract (copies of which, to the extent material to such Facility, have been furnished to SNH prior to the date hereof), and property owned by a pharmacy or other third party engaged in operations at the Facility (pursuant to Contracts, copies of which have been furnished to SNH prior to the date hereof)). The Consumables located at each such Facility as of the Effective Time and included in the personal property being transferred by such IHS Entity pursuant to Section 3.2.4 are (to such IHS Entity's Knowledge) sufficient under applicable law to permit such Facility to be operated as currently operated. All such tangible and intangible personal property owned by such IHS Entity and existing at each such Facility as of the Petition Date remains at such Facility except for those used and replaced in the ordinary course of business and Excluded Assets.

         5.5 Personal Property - IHS Mortgagors. Such IHS Entity, if an IHS Mortgagor (other than IHS 108) owns all the tangible personal property present at or used at its Mortgaged Facility (on the Petition Date) in connection with the operation of such Mortgaged Facility, and owns all intangible personal property incorporated in such tangible personal property on the Petition Date (except, with respect to both such tangible and intangible personal property, for Excluded Assets, property rented, leased or licensed under any Contract (copies of which, to the extent material to such Mortgaged Facility, have been furnished to SNH prior to the date hereof), and property owned by a pharmacy or other third party engaged in operations at such Mortgaged Facility (pursuant to Contracts, copies of which have been furnished to SNH prior to the date hereof)). The Consumables located at each such Mortgaged Facility as of the Effective Time and included in the personal property being transferred by such IHS Entity pursuant to Section 3.2.5 are (to such IHS Entity's Knowledge) sufficient under applicable law to permit such Facility to be operated as currently operated. All such tangible and intangible personal property owned by such IHS Entity and existing at each such Facility as of the Petition

Date remains at such Facility except for those used and replaced in the ordinary course of business and Excluded Assets.

         5.6 Licensing, Etc. Excluding the Transfer Facilities located in Massachusetts, each Facility operated or managed by such IHS Entity has the applicable healthcare licenses required under all applicable state and local laws, ordinances and regulations in order to provide the services and operate the number of beds at such Facility that are described in Schedule 5.6 in the ordinary course of business consistent with past practices.

         5.7 FIRPTA. Such IHS Entity is not a "foreign person" within the meaning of Section 1445(f) of the Internal Revenue Code.

         5.8 Decrees, Etc. There are no decrees, orders, rulings, writs or injunctions issued by any governmental or municipal authority binding on such IHS Entity or its Facilities and issued against IHS or any of its subsidiaries that enjoins or prohibits the transactions contemplated hereby.

         5.9 No Broker. Such IHS Entity represents that it has not used the services of or had any dealings with any broker or finder in connection with the transactions contemplated by this Agreement and that such IHS Entity will indemnify and hold harmless each of the SNH Entities from and against all claims, actions, causes of action, costs, expenses, including attorneys' fees, and liabilities arising in or out of, or related to any broker or finder with whom such IHS Entity has had any dealings or made any agreements or used any services, claiming any compensation or fee by reason of an alleged agreement or understanding with such IHS Entity.

         5.10 No Assignment of Existing Documents. No IHS Entity party to any SPTIHS Lease, HRES1 Lease or the HRES2 Management Agreements being assigned, conveyed or transferred to any SNH Entity pursuant to Section 3.2 has assigned such Lease or HRES2 Management Agreement to any other Person (except as contemplated in Section 7.4).

                                   ARTICLE 6

                              CONDITIONS PRECEDENT

         6.1 Conditions Precedent To Obligations Of SNH Entities. The obligation of the SNH Entities to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of each of the conditions set forth in this Section 6.1.

                  6.1.1  Each  of  the  SNH  Entities  and  IHS   Entities,   as
applicable, shall have received all Permits (if any) from Governmental Authorities necessary to permit (a) the consummation of the transfers and conveyances contemplated under Section 3.2; and (b) the execution and delivery of, and the performance of the obligations of the various parties under, this Agreement, the Management and Servicing Agreement, the Interim Sublease Agreements and the other Settlement Documents.

                  6.1.2 There shall be no investigation, audit, governmental proceeding, suit or other litigation, pending or threatened, seeking to, or the effect of which, if obtained, would be to, enjoin, prevent or delay consummation of the transactions contemplated by this Agreement, or revoke, condition or limit any Permit necessary for the operation of any of the Transfer Facilities, or which could otherwise reasonably be expected to have a Material Adverse Effect.

                  6.1.3 All representations and warranties of each of the IHS Entities hereunder and under the Settlement Documents shall be true, complete and correct in all material respects at the Closing. Each IHS Entity shall have complied with all of its agreements and obligations to be effected on or before the Closing Date under Article 3 and elsewhere under this Agreement.

                  6.1.4 The appropriate SNH Entities shall have received confirmation by the Title Company that it is prepared to issue title policies (or, in the case of any Leased Property, endorsements to existing owner's policies in favor of such SNH Entity) insuring title to the real property which is included in the Transfer Facilities free from all liens, claims and encumbrances other than Permitted Encumbrances.

                  6.1.5 The Court shall have entered the Approval Order and (a) no court of competent jurisdiction shall have entered an order staying the Approval Order pending appeal, or, in the event a stay of the Approval Order shall have been entered, then the stay shall have been terminated; and either
(b) all appeal periods shall have expired with no appeal having been taken or all appeals shall have been dismissed by final order no longer subject to appeal; or (c) if appealed, such appeal shall have otherwise been settled or resolved to the satisfaction of the SNH Entities. The Approval Order shall be in the form of Exhibit A and shall contain no modification unacceptable to the SNH Entities.

                  6.1.6 No suspension or revocation of the right to reimbursement under the Medicare and Medicaid programs for services performed at any Transfer Facility is in effect on the Closing Date, and the SNH Entities shall have received a certificate signed on behalf of IHS by a duly authorized officer thereof certifying that, to the Knowledge of the IHS Entities, no such suspension or revocation is in effect on the Closing Date.

                  6.1.7 At the Closing, CCN shall convey by quitclaim deed all of its right, title and interest in and to the parcel of real property described in Schedule 6.1.7 hereto as the Aurora Parcel, together with all improvements thereon, to the appropriate New Corporate Operator designated by the SNH Entities, and such SNH Entity shall have received confirmation by the SNH Entities' title insurance company that it is prepared to issue a title insurance policy insuring title to said real property free from all liens, claims and encumbrances other than Permitted Encumbrances.

         6.2 Conditions Precedent to Obligations of IHS Entities. The obligation of the IHS Entities to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of each of the conditions set forth in this Section 6.2.

                  6.2.1 There shall be no investigation, audit, governmental proceeding, suit or other litigation, pending or threatened, seeking to, or the effect of which would be to, enjoin, prevent or delay consummation of the transactions contemplated by this Agreement.

                  6.2.2 All representations and warranties of each of the SNH Entities hereunder and under the Settlement Documents shall be true, complete and correct in all material respects at the Closing. Each SNH Entity shall have complied with all of its agreements and obligations to be effected on or before the Closing Date under Article 3 and elsewhere under this Agreement.

                  6.2.3 The Court shall have entered the Approval Order and (a) no court of competent jurisdiction shall have entered an order staying the Approval Order pending appeal, or, in the event a stay of the Approval Order shall have been entered, then the stay shall have been terminated; and either
(b) all appeal periods shall have expired with no appeal having been taken or all appeals shall have been dismissed by final order no longer subject to appeal; or (c) if appealed, such appeal shall have otherwise been settled or resolved to the satisfaction of the IHS Entities. The Approval Order shall be in the form of Exhibit A and shall contain no modification unacceptable to the IHS Entities.

                                   ARTICLE 7

                            COVENANTS OF IHS ENTITIES

         7.1 As soon as possible following the filing with the Court of the Approval Motion, and prior to the hearing and relevant objection date, IHS shall serve Notice of the Approval Motion in a form mutually acceptable to SNH and IHS upon such categories of Persons holding claims (as defined in Code ss.101(5)) in the Cases as are designated by the SNH Entities, shall publish such Notice of the Approval Motion once in such newspapers as are designated by SNH and approved by the Court, and shall post such Notice prominently at each Facility. SNH agrees to reimburse the IHS Entities for 50% of the out-of pocket costs incurred by the IHS Entities in serving such Notice of the Approval Motion on Persons holding claims in the Cases and in publishing such Notice.

         7.2 At any time and from time to time during the period from the Effective Time to the fifth (5th) anniversary thereof, each IHS Entity agrees that, upon not less than twenty (20) business days' notice from any SNH Entity, such IHS Entity shall (i) use reasonable commercial efforts, at no cost or expense to any IHS Entity, to furnish any financial reporting information reasonably requested by any SNH Entity, and (ii) grant such SNH Entity and its accountants and other representatives reasonable access during normal business hours, at no cost or expense to any IHS Entity, to all books, contracts and records of such IHS Entity, in each case, to the extent such information or access is necessary to obtain information of a nature which is not otherwise available to the SNH Entities, and (A) relates to the ownership or operation of any Transfer Facility prior to the Effective Time and (B) is necessary to complete filings to be made by such SNH Entity or its affiliates with the Securities and Exchange Commission, or any successor agency, or any other governmental authority.

         7.3 The IHS Entities agree that if any master lease agreements under which any material personal property or Intellectual Property used at any of the Leased Facilities (excluding the Pennsylvania Facility) is provided on the Effective Date remain in effect after the Effective Date, the SNH Entities may utilize the benefits thereof for so long as such agreements remain in effect, provided such use is permitted pursuant to the terms of such agreements.

         7.4 On or prior to the Closing Date, IHS Acquisition No. 151, Inc., a Delaware corporation, shall convey all of its right, title and interest in and to the HRES1 Lease of the Pennsylvania Facility to IHS 135 pursuant to an assignment agreement in the form attached hereto as Exhibit F, and HRES1 shall consent to such assignment and join in the same for purposes of evidencing such consent.

         7.5 The SNH Entities shall, at all reasonable times after the Closing, have reasonable access to the Data. The IHS Entities shall, at no cost or expense to the IHS Entities, cooperate with the SNH Entities in their request to obtain their own licenses for the software applications listed in Schedule 1.1C. If the SNH Entities are unable to obtain such licenses or determine that they wish to use other applications in their operation of any Transfer Facility the IHS Entities shall, at no cost or expense to any IHS Entity, cooperate with the SNH Entities in their effecting the transfer and migration of the Data with respect to such Transfer Facility to such other applications.

         7.6 The SNH Entities may from time to time after the execution hereof (but no later than sixty (60) days after the Closing Date), designate, by written notice to IHS, certain Contracts (other than the Provider Agreements, Contracts which affect or relate to the Pennsylvania Facility, the Slidell Facility or any other facility that is not a Transfer Facility or the Contracts that have expired or terminated in accordance with their terms) for assumption by the IHS Entities and assignment to an SNH Entity, and the IHS Entities agree that they shall, upon receipt of such written notice (but not earlier than the date of Closing), subject to the IHS Entities' approval, which approval shall not be unreasonably withheld, conditioned or delayed, and to Court approval, promptly assume and assign such designated Contracts to the appropriate SNH Entities designated in such notice. The IHS Entities agree to assist, at no out-of-pocket cost or expense to the IHS Entities, the SNH Entities in their evaluation of the Contracts for possible assignment and assumption by providing such information as the SNH Entities may reasonably request regarding the contracting parties' performance thereunder. If and to the extent any performance or payments may be required in order to cure any defaults as a condition to the assumption and/or assignment of any of such designated Contracts, on the effective date of such assignment and assumption the SNH Entities shall perform and/or pay for and/or to the appropriate non-IHS Entity contracting party such acts and/or sums (if any) as shall be required to cure any default as a condition to the assumption and/or assignment of any such Contract. The SNH Entities and the IHS Entities shall cooperate to identify those Contracts to be assumed and assigned pursuant to the provisions of this
Section 7.6 and IHS may, if it so elects, take all such action as may be necessary to reject any Contract that is not designated to be assumed and assigned pursuant to the provisions of this Section 7.6 as soon as is reasonably possible after notice thereof by the SNH Entities to IHS and upon the IHS
Entities receipt of notice that a Contract is not to be assigned to the SNH Entities, such Contracts shall no longer be deemed Contracts for the purposes of this Section 7.6 or for the purposes of Section 4.1(d) of the Management and Services Agreement.

         Each of the transactions provided for in this Section 7.6, shall be completed in accordance with Code ss.ss.105, 363(b), (f) and (m), 365(b) and (f) and 1146(c), as applicable, and the provisions of the Approval Order, with the SNH Entities receiving the full benefits and protections of such sections and the provisions of the Approval Order. Notwithstanding any provisions of the Code, the IHS Entities shall not be required to cure any default, provide any assurances, make any payment or to incur any cost, expense or liability in order to complete any of such transactions.

                                   ARTICLE 8

                   DAMAGE TO PROPERTY FROM CASUALTY OR TAKING

         8.1 In the event of any casualty or damage to any Transfer Facility after February 2, 2000 but prior to the Effective Time (which shall not be fully restored prior to the Effective Time), all sums recovered on account of any insurance with respect thereto shall be held in trust for the benefit of and in order to be paid over to, and all sums recoverable on such account shall be assigned to, the appropriate SNH Entity at the Effective Time. The IHS Entity which owns, leases or manages such Facility shall execute and deliver such further instruments of assignment of insurance proceeds and other documents (including, without limitation, appropriate endorsement of checks) as any SNH Entity may from time to time reasonably request in order to make such insurance proceeds payable to such SNH Entity.

         8.2 In the event that after February 2, 2000 but prior to the Effective Time any portion of any Transfer Facility shall be taken by any exercise of the right of eminent domain, or any portion of such Facility shall sustain any direct or consequential damage for which any SNH Entity or the IHS Entity which owns, leases or manages such Facility shall be entitled to compensation by any public authority, such IHS Entity shall permit the appropriate SNH Entity to bring any suit in connection with recovery therefor in the name of such IHS Entity or the appropriate SNH Entity, or both, and shall deliver to the appropriate SNH Entity, together with the deed to such Facility, all sums received on account of any such taking or damages and/or an assignment of all the owner's rights to collect damages therefor. The IHS Entity which owns, leases or manages such Facility shall execute and deliver such further instruments of assignment and such other documents (including, without limitation, appropriate endorsements of checks and pleadings) as any SNH Entity may from time to time reasonably request.

                                   ARTICLE 9

                                    RELEASES

         9.1 IHS Release. Effective at the Effective Time, each IHS Entity, hereby releases and forever discharges each SNH Entity, and their respective successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, and each of them (collectively, the "SNH Releasees"), from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, whether or not related to the subject matter of the Existing Documents, which any IHS Entity now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done on or prior to the Effective Time; provided that this release shall not release or otherwise affect or limit any claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action against any SNH Entity under this Agreement or any other

Settlement Document. Each IHS Entity waives the benefits of any law, which may provide in substance: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor." Each IHS Entity understands that the facts which it believes to be true at the time of making the release provided for herein may later turn out to be different than it now believes, and that information which is not now known or suspected may later be discovered. Each IHS Entity accepts this possibility, and each IHS Entity assumes the risk of the facts turning out to be different and new information being discovered; and each IHS Entity further agrees that the release provided for herein shall in all respects continue to be effective -- and not subject to termination or rescission because of any difference in such facts or any new information. None of the IHS Entities is releasing any SNH Entity from any claims, debts, liabilities, demands, obligations, costs, expenses, actions or causes of action except as expressly provided herein or in any other Settlement Document, and the obligations under the Settlement Documents are specifically excluded from this release. Each IHS Entity further acknowledges that, from and after the Effective Time, no SNH
Entity has any existing commitments, obligations or agreements to advance credits or loans, or to lease property, or make financial or other accommodations to any IHS Entity, except as may be specifically set forth in this Agreement or the other Settlement Documents. The IHS Entities hereby represent, warrant and covenant, jointly and severally, that the foregoing release and discharge is given on behalf of and shall be enforceable against, each of the IHS Releasees (as hereinafter defined).

         9.2 SNH Release. Effective at the Effective Time, each SNH Entity hereby releases and forever discharges each IHS Entity, and their respective successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, and each of them (collectively, the "IHS Releasees"), from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, whether or not related to the subject matter of the Existing Documents, which any SNH Entity now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the Effective Time; provided that this release shall not release or otherwise affect or limit any claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action against (i) any IHS Entity under this Agreement or any other Settlement Document or (ii) HealthSouth, Horizon or their respective affiliates (as such term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended). Each SNH Entity waives the benefits of any law, which may provide in substance: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor." Each SNH Entity understands that the facts which it believes to be true at the time of making the release provided for herein may later turn out to be different than it now believes, and that information which is not now known or suspected may later be discovered. Each SNH Entity accepts this possibility, and each SNH Entity assumes the risk of the facts turning out to be different and new information being discovered; and each SNH Entity further agrees that the release provided for herein shall in all respects continue to be effective -- and not subject to termination or rescission because of any difference in such facts or any new information. None of the SNH Entities is releasing any IHS Entity from any claims, debts, liabilities, demands, obligations, costs, expenses, actions or causes of action except as expressly provided herein or in any other Settlement Document and the obligations under the Settlement Documents are specifically excluded. Each SNH Entity further acknowledges that, from and after the Effective Time, no IHS
Entity has any existing commitments, obligations or agreements to advance credits or loans, or to lease property, or make financial or other accommodations to any SNH Entity, except as may be specifically set forth in this Agreement or any other Settlement Document. The SNH Entities hereby represent, warrant and covenant, jointly and severally, that the foregoing release and discharge is given on behalf of and shall be enforceable against, each of the SNH Releasees.

         9.3 No Assignment. The SNH Entities and the IHS Entities each represent and warrant to the others that they have not assigned or transferred any of the claims or other items which are the subject of the releases set forth in this Agreement or any Settlement Documents.

                                   ARTICLE 10

                               GENERAL PROVISIONS

         10.1 No Assumption of Liabilities. Notwithstanding anything in this Agreement or elsewhere to the contrary, no SNH Entity is assuming or shall be responsible for payment of any Pre-Effective Time Obligation.

         10.2 Survival of Representations, Etc. Except as otherwise provided by this Agreement, all covenants, agreements, representations and warranties made by each IHS Entity or SNH Entity herein and in all certificates and other instruments delivered pursuant to this Agreement shall survive the execution and delivery of the deeds and the other instruments of transfer and assignment, and the closing of the transactions, contemplated hereby.

         10.3 Notices. All notices and other communications provided for hereunder shall be in writing (including telecopy communication) and mailed, sent by recognized overnight delivery service, telecopied or delivered addressed as follows:

                (a)  if to an SNH Entity:

                     c/o SENIOR HOUSING PROPERTIES TRUST
                     400 Centre Street
                     Newton, MA  02458
                     Telecopy no.:  (617) 796-8349
                     Attention:  Treasurer

               (b)  with copy to:

                    SULLIVAN & WORCESTER LLP
                    One Post Office Square
                    Boston, MA 02109
                    Telecopy no.:  (617) 338-2880
                    Attention:  Alexander A. Notopoulos, Jr. Esq.

               (c)  if to any IHS Entity:

                    c/o Integrated Health Services, Inc.
                    The Highlands
                    910 Ridgebrook Road
                    Sparks, MD 21152
                    Telecopy no.:  (410) 773-1020
                    Attention:  Daniel J. Booth, Senior Vice President, Finance

               (d)  with a copy to:

                    Parker Chapin LLP
                    405 Lexington Avenue
                    New York, NY  10174
                    Telecopy no.:  (212) 704-6288
                    Attention:  Charles P. Greenman, Esq.

or to such other address as may hereafter be designated by any party for such purpose. Each such notice shall be effective (i) upon receipt and written acknowledgment, if hand delivered, (ii) upon the first Business Day following the day when telecopied, if transmitted by telecopier, (iii) upon the next Business Day after being placed in the possession of a recognized overnight delivery service, if sent by a recognized overnight delivery service, or (iv) upon the expiration of the fifth Business Day after being deposited in the mails, if mailed.

         10.4 Successors and Assigns. This Agreement shall be binding upon each party thereto, its successors and assigns and in the case of the IHS Entities any trustee which may be appointed in its Cases or upon the conversion of the Cases to Chapter 7 under the Code. The rights and obligations of any party hereto under this Agreement may not be assigned by such party without the prior written consent of each other party hereto.

         10.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         10.6 Amendments in Writing. This Agreement, together with the exhibits hereto and such other documents as are referred to herein, constitute the entire agreement of the parties in respect of the subject matter described herein, and may not be changed or modified except by an agreement in writing signed by the parties hereto. There have been no representations, warranties or covenants made by any party to this Agreement to any other party to this Agreement except as expressly set forth in this Agreement or any Settlement Document.

         10.7 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and the Agreement shall thereupon be reformed and construed and enforced to the maximum extent permitted by law.

         10.8 Costs of Enforcement; Nature of Claim; Exclusive and Limited Remedies. If any legal action is brought for the enforcement of this Agreement or the Approval Order, or because of an alleged dispute, breach, default, misrepresentation, non-compliance or contravention in connection with any of the provisions of this Agreement or the Approval

Order, the successful or prevailing party or parties shall be entitled to recover attorneys' fees and other costs incurred in that action in addition to any other relief to which it or they may be entitled. The sole and exclusive recourse of any SNH Entity against any IHS Entity to enforce this Agreement, any other Settlement Document or the Approval Order, or in connection with any dispute, breach, default or misrepresentation, non-compliance or contravention in connection with any of the provisions of this Agreement, any other Settlement Document or the Approval Order (and all costs of enforcement) shall be limited to a post-petition administrative period claim pursuant to Code ss.503(b) and ss.507(a)(1) for money damages only (and not for recission or any other equitable remedy) in the Cases (provided that this Section 10.8 shall not limit the remedies available to the Landlord under the New Pennsylvania Lease or the New Pennsylvania Guaranty). This limitation shall have no effect on the SNH Entities' rights and remedies against third parties except as specifically provided herein.

         10.9 Survival. Except as otherwise provided by this Agreement or in any other Settlement Document, all covenants, agreements, representations and warranties made by each IHS Entity or SNH Entity herein and in all certificates and other instruments delivered pursuant to this Agreement shall survive the closing of the transactions contemplated hereby but only until the last administrative bar date established by order of the Court and of which the SNH Entities shall have received timely notice, and the IHS Entities shall be and remain liable for breaches of the provisions of this Agreement and the other Settlement Documents until the last administrative bar date established by order of the Court and of which the SNH Entities shall have received timely notice (except that this Section 10.9 shall not, in any event, limit the obligations of the parties to the New Pennsylvania Lease or the New Pennsylvania Guaranty).

         10.10 Notices to Regulators, Etc. Each party hereby may and shall give all required notices of the existence of this Agreement and the pending consummation of the transactions contemplated hereby to any and all appropriate Governmental Authorities. The parties shall cooperate with each other to effect, at the earliest practicable date, the transfer or reissuance to the appropriate New LLC Operator, New Corporate Operator or other SNH Entity of all Permits and Provider Agreements currently held by an IHS Entity or affiliate thereof and pertaining to a Transfer Facility.

         10.11 No Third Party Rights. Unless expressly stated herein to the contrary, nothing in this Agreement or in any other Settlement Document, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement or any other Settlement Document on any Persons other than the parties hereto and their respective legal representatives, successors and permitted assigns. It is expressly understood that each person or entity that is being released pursuant to this Agreement shall be a third party beneficiary entitled to enforce such release on his or her own behalf. Except as expressly provided in this Agreement or in any other Settlement Document nothing herein or therein is intended to relieve or discharge the obligation or liability of any third Persons to any party to this Agreement (including without limitation, the obligations and liabilities of HealthSouth, Horizon or their respective affiliates to any SNH Entity or Advisors), nor shall any provision give any third Persons any right of subrogation or action over or against any party to this Agreement or any other Settlement Document.

         10.12 Reservation of Rights. Each party hereto acknowledges that it and the other parties hereto have entered into this Agreement in order to settle and compromise certain potential claims between them and that the execution, delivery and performance of this Agreement by the parties hereto is not an admission of any party's obligations or liabilities whatsoever. This document is subject to the protections of Federal Rule of Evidence 408 and all similar provisions and supporting authorities.

         10.13 Declarations of Trust. THE DECLARATION OF TRUST OF EACH OF SNH, SPTIHS, HRES1 AND HRES2, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (EACH A "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "SENIOR HOUSING PROPERTIES TRUST," "SPTIHS PROPERTIES TRUST," "HRES1 PROPERTIES TRUST" AND "HRES2 PROPERTIES TRUST," AS THE CASE MAY BE, REFERS TO THE TRUSTEES UNDER EACH SUCH DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SNH, SPTIHS, HRES1 OR HRES2, AS THE CASE MAY BE, SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SNH, SPTIHS, HRES1 OR HRES2. ALL PERSONS DEALING WITH SNH, SPTIHS, HRES1 OR HRES2 IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SNH, SPTIHS, HRES1 OR HRES2, RESPECTIVELY, FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         10.14 Expenses. Each party to this Agreement shall pay its own costs and expenses incurred as a result of or in connection with the transactions contemplated by this Agreement, regardless of whether such transactions are consummated; provided that the SNH Entities agree to pay all transfer and recording taxes and fees (including sales, use and similar taxes) in connection with all lease assignments and title conveyances or transfers of all properties being conveyed, transferred or relinquished to the SNH Entities.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written and their respective seals to be hereunto affixed and attested by their respective duly authorized officers.

                     SENIOR HOUSING PROPERTIES TRUST, a Maryland real estate investment trust


                     By: /s/ Ajay Saini
                              Its:


                     SPTIHS PROPERTIES TRUST, a Maryland real estate investment trust

                     By: /s/ Ajay Saini
                              Its:


                     HRES1 PROPERTIES TRUST, a Maryland real estate investment trust


                     By: /s/ Ajay Saini
                              Its:


                     HRES2 PROPERTIES TRUST, a Maryland real estate investment trust


                     By: /s/ Ajay Saini
                              Its:


                     SHOPCO-COLORADO, LLC
                     SHOPCO-CT, LLC
                     SHOPCO-GA, LLC
                     SHOPCO-IA, LLC
                     SHOPCO-KS, LLC
                     SHOPCO-MA, LLC
                     SHOPCO-MI, LLC
                     SHOPCO-MO, LLC
                     SHOPCO-NE, LLC
                     SHOPCO-WY, LLC, each a Delaware limited liability company


                     By: /s/ Ajay Saini
                              Its:


                     SNH-NEBRASKA, INC.
                     SNH-IOWA, INC.
                     SNH-MASSACHUSETTS, INC. and
                     SNH-MICHIGAN, INC., each a Delaware corporation


                     By: /s/ Ajay Saini
                              Its:


                     ADVISORS HEALTHCARE GROUP, INC., a Delaware corporation

                     By: /s/ Donald J. Buckley
                              Its: President


                     FIVE STAR QUALITY CARE, INC., a Delaware corporation


                     By: /s/ Ajay Saini
                              Its:


                     INTEGRATED HEALTH SERVICES, INC.


                      By: /s/  Daniel J. Booth
                          Its: Senior Vice President


                      COMMUNITY CARE OF AMERICA, INC.
                      ECA HOLDINGS, INC.
                      COMMUNITY CARE OF NEBRASKA, INC.
                      W.S.T. CARE, INC.
                      QUALITY CARE OF LYONS, INC.
                      CCA ACQUISITION I, INC.
                      MARIETTA/SCC, INC.
                      GLENWOOD/SCC, INC.
                      DUBLIN/SCC, INC.
                      COLLEGE PARK/SCC, INC.
                      IHS ACQUISITION NO. 108, INC.
                      IHS ACQUISITION NO. 112, INC.
                      IHS ACQUISITION NO. 113, INC.
                      IHS ACQUISITION NO. 135, INC.
                      IHS ACQUISITION NO. 148, INC.
                      IHS ACQUISITION NO. 152, INC.
                      IHS ACQUISITION NO. 153, INC.
                      IHS ACQUISITION NO. 154, INC.
                      IHS ACQUISITION NO. 155, INC.
                      IHS ACQUISITION NO. 175, INC.
                      INTEGRATED HEALTH SERVICES AT GRANDVIEW CARE CENTER, INC. ECA PROPERTIES, INC.
                      CCA OF MIDWEST, INC.
                      QUALITY CARE OF COLUMBUS, INC.


                      By: /s/ Daniel J. Booth
                          Its: Senior Vice President


                                                     APPENDIX 1

                                              SPTIHS Leased Facilities


Name of Facility                       Address
------------------------------------   ----------------------------------------------------------------------------
Integrated Health Services @ Canon     ECA Holdings, Inc. dba Integrated Health Services at Canon City
City, Canon City, CO1                  515 Fairview Street, Canon City, CO 81212

Integrated Health Services @ Springs   ECA Holdings, Inc. dba Integrated Health Services at Springs Village
Village, Colorado Springs, CO          110 W. Van Buren, Colorado Springs, CO 80907

Integrated Health Services @ Delta,    ECA Holdings, Inc. dba Integrated Health Services at Delta
Delta, CO                              2050 South Main Street, Delta, CO 81416

Integrated Health Services @ Mantey    ECA Holdings, Inc. dba Integrated Health Services at Mantey Heights
Heights, Grand Junction, CO            2825 Patterson Road, Grand Junction, CO 81506

Integrated Health Services @ LaVilla   ECA Holdings, Inc. dba Integrated Health Services at LaVilla Grande
Grande, Grand Junction, CO             2501 Little Bookcliff Drive, Grand Junction, CO 81501

College Park Health Care Center,       College Park/SCC, Inc. dba College Park Health Care Center
College Park, GA                       1765 Temple Avenue, College Park, GA 30337

Community Care of America at Dublin,   Dublin/SCC, Inc. dba IHS of Dublin
Dublin, GA                             606 Simmons Street, Box 549, Dublin, GA 31040

Community Care of America @            Marietta/SCC, Inc. dba Community Care of America at Marietta
Marietta, Marietta, GA                 1480 Sandtown Road, Marietta, GA 30060

Community Care of America @ Conner,    Glenwood/SCC, Inc. dba Community Care of America at Conner
Glenwood, GA                           303 Fifth Street, P.O. Box 618, Glenwood, GA 30428

Integrated Health Services of          ECA Holdings, Inc. dba Integrated Health Services of Clarinda
Clarinda, Clarinda, IA                 600 Manor Drive, Clarinda, IA 51632

Integrated Health Services of          ECA Holdings, Inc. dba Integrated Health Services of Council Bluffs South
Council Bluffs South, Council          34 Northcrest Drive, Council Bluffs, IA 51501
Bluffs, IA

Integrated Health Services @           ECA Holdings, Inc. dba Integrated Health Services at Mediapolis
Mediapolis, Mediapolis, IA             608 Prairie Street, Mediapolis, IA 52637

Integrated Health Services of          ECA Holdings, Inc. dba Integrated Health Services of Winterset
Winterset, Winterset, IA1              1015 West Summit, Winterset, IA 50273

IHS at Pacific Place, Pacific          ECA Holdings, Inc. dba Integrated Health Services at Pacific Place
Junction, IA                           20937 Hwy. 385 West, Pacific Junction, IA 51561

IHS of Woodhaven, Ellinwood, KS        ECA Holdings, Inc. dba IHS of Woodhaven
                                       510 W. 7th Street, Ellinwood, KS 67526

IHS @ Tarkio,                          ECA Holdings, Inc. dba IHS at Tarkio
Tarkio, MO                             300 Cedar Street, Tarkio, MO 64491

Wedgewood Care Center, Grand Island,   ECA Holdings, Inc. dba Wedgewood Care Center
NE                                     800 Stoeger Drive, Grand Island, NE 68803

IHS @ Laramie,                         ECA Holdings, Inc. dba IHS at Laramie
Laramie, WY                            503 South 18th St., Laramie, WY 82070

Community Care of America @ Worland,   ECA Holdings, Inc. dba Community Care of America at Worland
Worland, WY1                           1901 Howell, Worland, WY 82401

1      Two properties are located at each of these locations.

                                              HRES1 Leased Facilities


Name of Facility                       Address
------------------------------------   ----------------------------------------------------------------------------
Greenery Rehabilitation Center,        Horizon/CMS Healthcare Corporation dba Greenery Rehabilitation Center
Brighton, MA                           99-111 Chestnut Hill Avenue, Brighton, MA 02135

Greenery Rehabilitation & Skilled      Horizon/CMS Healthcare Corporation dba Greenery Rehabilitation and Skilled
Nursing Center of Middleboro,          Nursing Center of Middleboro
Middleboro, MA                         P.O. Box 1330, Isaac Street, Middleboro, MA 02346

Greenery Rehabilitation and Skilled    Horizon/CMS Healthcare Corporation dba Greenery Rehabilitation and Skilled
Nursing Center of Hyannis, Hyannis,    Nursing Center of Hyannis
MA                                     89 Lewis Bay Road, Hyannis, MA 02601

Greenery Extended Care Center          Horizon/CMS Healthcare Corporation dba Greenery Extended Care Center
Worcester, MA                          59 Acton Street, Worcester, MA 01604

IHS Greenery of Canonsburg,            IHS Acquisition No 135, Inc. dba IHS Greenery of Canonsburg
Canonsburg, PA                         2200 Hill Church Houston Road, Canonsburg, PA 15317


                                              HRES2 Leased Facilities

Name of Facility                       Address
------------------------------------   ----------------------------------------------------------------------------
Clifton House Rehabilitation Center,   Advisors Healthcare Group, Inc. dba Clifton House Rehabilitation Center
New Haven, CT                          181 Clifton Street, New Haven, CT 06513

Greenery Rehabilitation Center @       Advisors Healthcare Group, Inc. dba Greenery Rehabilitation Center at
Waterbury, Waterbury, CT               Waterbury
                                       177 Whitewood Road, Waterbury, CT 06708

Greenery Extended Care Center @        Advisors Healthcare Group, Inc. dba Greenery Extended Care Center at
Cheshire, Cheshire, CT                 Cheshire
                                       50 Hazel Drive, Cheshire, CT 06410

                                            SPTIHS Mortgaged Facilities

Name of Facility                       Address
------------------------------------   ----------------------------------------------------------------------------
Integrated Health Services @ Lyons,    Quality Care of Lyons, Inc. dba Integrated Health Services at Lyons
Lyons, NE                              1035 Diamond Street, Lyons, NE 68038

Integrated Health Services @           W.S.T. Care, Inc. dba Integrated Health Services at Milford
Milford, Milford, NE                   P.O. Box D, 1100 W. First Street, Milford, NE 68405

Integrated Health Services of          Community Care of Nebraska, Inc. dba Integrated Health Services of Waverly
Waverly, Waverly, NE                   P.O. Box 160, 11041 N. 137th Street, Waverly, NE 68462

Ainsworth Care Center,                 Community Care of Nebraska, Inc. dba Ainsworth Care Center
Ainsworth, NE                          143 N. Fullerton Street, Ainsworth, NE 69210

Integrated Health Services @           Community Care of Nebraska, Inc. dba Integrated Health Services at Ashland
Ashland, Ashland, NE                   1700 Furnas Street, Ashland, NE 68003

Blue Hill Care Center, Blue Hill, NE   Community Care of Nebraska, Inc. dba Blue Hill Care Center
                                       P.O. Box 156, 414 N. Wilson, Blue Hill, NE 68930

Integrated Health Services @ Gretna,   Community Care of Nebraska, Inc. dba Integrated Health Services at Gretna
Gretna, NE                             700 Highway 6, Gretna, NE 68028

Integrated Health Services @           Community Care of Nebraska, Inc. dba Integrated Health Services at
Sutherland, Sutherland, NE             Sutherland
                                       P.O. Box 307, 333 Maple Street, Sutherland, NE 69165

                                                        -2-

Name of Facility                       Address
------------------------------------   ----------------------------------------------------------------------------
Integrated Health Services @ Edgar,    Community Care of Nebraska, Inc. dba Integrated Health Services at Edgar
Edgar, NE                              RR 1 Box 83A, 106 5th Street, Edgar, NE 68935
-------------------------------------- ----------------------------------------------------------------------------

                                             HRES1 Mortgaged Facilities

Name of Facility                       Address
------------------------------------   ----------------------------------------------------------------------------
Integrated Health Services of          Integrated Health Services of Slidell Rehabilitation Center
Slidell Rehabilitation Center,         1400 W. Lindberg Drive, Slidell, LA 70458  No DBA.
Slidell, LA

Farmington Health Care Center,         IHS Acquisition No. 112, Inc. dba Farmington Health Care Center
Farmington, MI                         34225 Grand River, Farmington, MI 48335-3512

Integrated Health Services of          IHS Acquisition No. 113, Inc. dba Integrated Health Services of Michigan
Michigan @ Howell, Howell, MI          at Howell
                                       3003 W. Grand River Avenue, Howell, MI 48843-8539

                                   APPENDIX 2

                               Existing Documents

I.       IHS Tenants

1.       SPTIHS Lease:

         A. Amended, Restated and Consolidated Master Lease Document, dated as of September 24, 1997, between SPTIHS Properties Trust (as successor in interest to HRPT), as Landlord, and ECA, Marietta/SCC, Inc., Glenwood/SCC, Inc., Dublin/SCC, Inc. and College Park/SCC, Inc. (the "SPTIHS Tenants"), as Tenants.


         Applicable to:

         Leased Properties from 1993 Transaction: La Ville-Grand Junction, CO; Grand Junction, CO; Clarinda, IA; Mediapolis, IA; Winterset, IA; Tarkio, MO; Worland, WY; Laramie, WY (the "1993 Leased Properties").

         Leased Properties from 1995 Transaction: Gentry South-Council Bluffs, IA; Grand Island, NE; Pacific Junction, IA; Elinwood, KS (the "1995 Leased Properties").

         Leased Properties from 1996 Transaction: Marietta, GA; Glenwood, GA; Dublin, GA; College Park, GA (the "1996 Leased Properties").

         Leased Properties from 1997 Transaction: Canon City, CO; Colorado Springs, CO; Delta, CO (the "1997 Leased Properties").


         B. Leases, each dated as of December 30, 1993, between HRPT as Landlord and ECA as Tenant, for each 1993 Leased Property, as amended by:

                  (i) Amendment to 1993 Master Lease Document and Facility Leases dated as of July 16, 1996; and

                  (ii) Second Amendment to 1993 Facility Leases, dated as of September 24, 1997.

         C. Facility Leases, each dated as of April 1, 1995, between HRPT as Landlord and ECA as Tenant, for each 1995 Leased Property, as amended by:

                  (i) Amendment to 1995 Master Lease Document and Facility Leases dated as of July 16, 1996; and

                  (ii) Second Amendment to 1995 Facility Leases, dated as of September 24, 1997.

         D. Facility Leases, each dated as of May 10, 1996, between HRPT as Landlord and the Georgia Subsidiaries as Tenant for each 1996 Leased Property, as amended by:

                  (i) Amendment to 1996 Master Lease Document and Facility Leases dated as of July 16, 1996, between HRPT and the Georgia Subsidiaries; and

                  (ii) Amendment to 1996 Facility Leases, dated as of September 24, 1997, between HRPT and the Georgia Subsidiaries.

         E. Facility Leases, each dated as of September 24, 1997, between HRPT and ECA for each 1997 Leased Property.

2.       HRES1 Leases:

         A.       Lease  Agreements each dated as of February 11, 1994,  between
                  HRES1 Properties Trust (as successor in interest to HRPT Properties Trust), as Landlord, and Horizon.

         Applicable to: Brighton, MA; Middleboro, MA; Hyannis MA; Worcester, MA; Canonsburg, PA.

II.      Management Agreements:

1. HRES2 Lease: Lease Agreements, each dated as of February 11, 1994, between HRES2 Properties Trust (as successor in interest to HRPT Properties Trust), as Landlord, and Advisors (formerly known as Connecticut Subacute Corporation II) as Tenant, as amended to date.

         Applicable to: New Haven, CT; Waterbury, CT; Cheshire, CT (the "HRES2 Leased Facilities").

2. Management Agreement: Management Agreements, each dated as of February 11, 1994, between Advisors and IHS 175 (as successor to Horizon), as amended to date.

         Applicable to the HRES2 Leased Facilities.

III.     Mortgage Notes

1.       SPTIHS Mortgages:1

         A. Amended and Restated Promissory Note (effective as of September 24, 1997) originally dated December 30, 1993, in the principal amount of $6,000,000, by Community Care of Nebraska, Inc. ("CCN") for the benefit of SPTIHS (as successor in interest to HRPT).

         B. Amended and Restated Promissory Note (effective as of September 24, 1997), originally dated April 1, 1995, in the principal amount of $2,045,000 made by CCN and W.S.T. Care, Inc., a Nebraska corporation and Quality Care of Lyons, Inc., a Nebraska corporation and together with WST, for the benefit of SPTIHS (as successor in interest to HRPT).

         C. Amended and Restated Promissory Note (effective as of September 24, 1997), originally dated April 1, 1995, in the principal amount of $2,833,300 made by the SPTIHS Mortgagors to SPTIHS (as successor in interest to HRPT).

         D. Amended and Restated Promissory Note (effective as of September 24, 1997), originally dated July 16, 1996, in the principal amount of $6,500,000 made by the SPTIHS Mortgagors to SPTIHS (as successor in interest to HRPT).

         E. Deed(s) of Trust and Construction Security Agreement, dated as of December 30, 1993 made by CCN in favor of SPTIHS (as successor in interest to HRPT) (with respect to property in Ainsworth, Ashland, Blue Hill, Gretna, Sutherland and Waverly,
                  NE), as amended by:

                  (i) First  Amendments  dated as of April 1,  1995
--------
1        Applicable to: Lyons,  NE; Milford,  NE; Waverly,  NE;  Ainsworth,  NE;
         Ashland, NE; Blue Hill, NE; Gretna, NE; Sutherland, NE; Edgar, NE.

                  (ii) Second Amendments dated as of July 16, 1996
                  (iii) Third Amendments dated as of September 24, 1997

         F. Deed of Trust, dated as of April 1, 1995, made by WST in favor of SPTIHS (as successor in interest to HRPT) (relating to property at Milford, NE), as amended by:

                  (i)      Amendment dated as of July 16, 1996
                  (ii)     Second Amendment dated as of September 24, 1997

         G. Deed of Trust, dated as of April 1, 1995, made by Lyons in favor of SPTIHS (as successor in interest to HRPT) (relating to property at Lyons, NE), as amended by:

                  (i)      Amendment dated as of July 16, 1996
                  (ii)     Second Amendment dated as of September 24, 1997

2.       HRES1 Mortgage Notes:2

         A. Mortgage and Security Agreement, by IHS 112 and IHS 113 (as successors to Horizon) to HRES1 (as successor in interest to
                  HRPT), dated November 29, 1993, effective February 11, 1994.

         B. Mortgage and Security Agreement, by IHS 108 (as successor to Horizon) to HRES1 (as successor in interest to HRPT), dated January 28, 1995, effective December 31, 1994.

         C. Assignment of Leases and Rents, from Horizon to HRES1 (as successor in interest to HRPT), dated February 11, 1994.

         D. Assignment of Leases and Rents, dated January 28, 1995 and effective as of December 31, 1994, made by Horizon for the benefit of HRES1 (as successor in interest to HRPT).

         E. Promissory Note in the original principal amount of $5,100,000 from Horizon to HRES1 (as successor in interest to HRPT), dated February 11, 1994.

         F. Promissory Note in the original principal amount of $4,300,000 from Horizon to HRES1 (as successor in interest to HRPT), dated February 11, 1994.

         G. Promissory Note, dated January 28, 1995, and effective as of December 31, 1994, made by Horizon to HRES1 (as successor in interest to HRPT) in the original principal amount of $19,500,000.

IV.      IHS Guaranties

---------
2        Applicable to: Howell, MI; Farmington, MI; Slidell, LA.

1. Consent, Assumption and Guaranty Agreement dated as of December 31, 1997 by and among (i) Integrated Health Services, Inc. ("IHS"), (ii) IHS Acquisition No. 108, Inc., IHS Acquisition No. 112, Inc., IHS Acquisition No. 113, Inc., IHS Acquisition No. 135, Inc., IHS
         Acquisition   No.  148,  Inc.,  IHS  Acquisition  No.  152,  Inc.,  IHS
         Acquisition No. 153, Inc., IHS Acquisition No. 154, Inc., IHS Acquisition No. 155, Inc. and IHS Acquisition No. 175, Inc., (iii) HealthSouth Corporation ("HealthSouth"), (iv) Horizon, (v) HRPT, and
         (vi) Indemnity Collection Corporation ("ICC")

2.       Guaranty by IHS dated as of September 24, 1997.

3. Amended, Restated and Consolidated Cross Guaranty, Cross Default and Cross Collateralization Agreement, dated as of September 24, 1997, among Community Care of America, Inc. ("CCA"), ECA, ECA Properties, Inc. ("ECAP"), ECA Holdings II, Inc. ("New ECA"), CCN, the CCN
         Subsidiaries, CCA Acquisition I, Inc. ("CCAA"), the Georgia Subsidiaries, and HRPT.

4. Guaranties (2), each dated as of December 30, 1993, from CCA in favor of HRPT.

5. Guaranties (2), each dated as of December 30, 1993, from MeritWest, Inc. ("MeritWest") in favor of HRPT.

6. Guaranties (2), each dated as of December 30, 1993, from MTC West, Inc. ("MTC") in favor of HRPT.

7.       Guaranty dated as of December 30, 1993, from ECA in favor of HRPT.

8. Guaranty dated as of April 1, 1995, from CCA in favor of HRPT, of ECA obligations.

9. Guaranty dated as of April 1, 1995, from CCA in favor of HRPT, of CCN and CCN Subsidiary obligations.

10. Guaranty dated as of April 1, 1995, from ECA in favor of HRPT, of CCN and CCN Subsidiary obligations.

11. Guaranty dated as of May 10, 1996 by CCA in favor of HRPT, of CCAA and Georgia Subsidiary obligations.

12. Guaranty dated as of May 10, 1996 by CCAA in favor of HRPT, of Georgia Subsidiary obligations.

                                  SCHEDULE 1.1A

                           List of Assigned Contracts.



                                   [Omitted.]

                                  SCHEDULE 1.1B

           Real Property Encumbrances to be Released prior to Closing

                                    Delta, CO


                        Real Property Encumbrances to be

                            Released Prior to Closing


Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                  Bethesda Care
                               Grand Junction, CO


                        Real Property Encumbrances to be

                            Released Prior to Closing



Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                 LaVilla Grande
                               Grand Junction, CO


                        Real Property Encumbrances to be

                            Released Prior to Closing



Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                              Colorado Springs, CO


                        Real Property Encumbrances to be

                            Released Prior to Closing



Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

Statement of lien claimed by Nexera in the amount of $5,625, recorded in Reception No. 2000013600.

                                 Canon City, CO


                        Real Property Encumbrances to be

                            Released Prior to Closing



Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                College Park, GA


                        Real Property Encumbrances to be

                            Released Prior to Closing




Real estate taxes and water and sewer charges delinquent as of February 2, 2000.


UCC-1 Financing Statement No. 60199701802, having College Park/SCC, Inc. as Debtor and NationsBank, National Association (South), as Agent, as Secured party, filed for record January 28, 1997, at 10:38 a.m., Central Filing System of Georgia.

                                   Dublin, GA


                        Real Property Encumbrances to be

                            Released Prior to Closing


Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                  Marietta, GA


                        Real Property Encumbrances to be

                            Released Prior to Closing


Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                  Glenwood, GA


                        Real Property Encumbrances to be

                            Released Prior to Closing




Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                  Winterset, IA


                        Real Property Encumbrances to be

                            Released Prior to Closing


Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                  Clarinda, IA


                        Real Property Encumbrances to be

                            Released Prior to Closing



Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

[Mechanics' Lien filed November 7, 1996 as LN-LN 100044 by Crain Construction, Inc. in the amount of $18,845, plus interest.]

                                 Mediapolis, IA


                        Real Property Encumbrances to be

                            Released Prior to Closing



Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                               Council Bluffs, IA


                        Real Property Encumbrances to be

                            Released Prior to Closing



1. Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                              Pacific Junction, IA


                        Real Property Encumbrances to be

                            Released Prior to Closing



Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                  Ellinwood, KS


                        Real Property Encumbrances to be

                            Released Prior to Closing



Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                   Tarkio, MO


                        Real Property Encumbrances to be

                            Released Prior to Closing



Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                Grand Island, NE


                        Real Property Encumbrances to be

                            Released Prior to Closing



Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                   Laramie, WY


                        Real Property Encumbrances to be

                            Released Prior to Closing



Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                   Worland, WY


                        Real Property Encumbrances to be

                            Released Prior to Closing



                             Civil Action No. 990016

Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                    Lyons, NE

                     Real Estate Encumbrances to be Released
                                Prior to Closing




1. Deed of Trust from Quality Care of Lyons, Inc. for the benefit of IHS Financial Holdings, Inc. in the amount of $5,000,000 dated July 18, 1997 and recorded in Book 102 of Mortgages, Page 723.

2. Taxes for the second half of 1998 totalling $6,747.04 plus interest and penalties. Tax Sale Certificate #9, purchased March 6, 2000 by AAM US Bank.

3. Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

4.       UCC Financing Statement No. 999878947 dated 11/13/98 to MLC Group, Inc.

                                  Ainsworth, NE

                     Real Estate Encumbrances to be Released
                                Prior to Closing




1. Real estate taxes and water and sewer charges delinquent as of February 2, 2000.


2. Deed of Trust dated July 18, 1997, and filed for record on July 15, 1997, in Book 70 of Mortgages at page 356 of the records of Brown County, Nebraska, wherein Community Care of Nebraska, a Delaware corporation, conveys said real estate in trust with power of sale in favor of First American Title Insurance Company, Trustee, for the benefit of IHS Financial Holdings, Inc., a Delaware corporation, in consideration of a line of credit in the principal amount of up to $5,000,000.00.

                                   Ashland, NE

                     Real Estate Encumbrances to be Released
                                Prior to Closing




1. Deed of Trust in the amount of $5,000,000 dated July 18, 1997 in Book 212, Page 820 from Community Care of Nebraska, Inc. for the benefit of IHS Financial Holdings, Inc.

2. Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

3. Construction Lien in the amount of $475, Book 242, Page 70, filed by Commercial Flooring Systems, Inc.

4. Construction Lien in the amount of $895, Book 242, Page 75, filed by Commercial Flooring Systems, Inc.

                                  Blue Hill, NE

                     Real Estate Encumbrances to be Released
                                Prior to Closing





1. Deed of Trust from Community Care of Nebraska, Inc. for the benefit of IHS Financial Holdings, Inc., dated July 18, 1997 in the amount of $5,000,000 and recorded in Book 97, Page 1188

2. Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                   Gretna, NE

                     Real Estate Encumbrances to be Released
                                Prior to Closing


1. Deed of Trust from Community Care of Nebraska, Inc. for the benefit of IHS Financial Holdings, Inc. dated July 18, 1997 in the amount of $5,000,000 recorded as Instrument no. 97-15776.

2.       Real estate taxes and water and sewer charges delinquent as of February
         2,2000.

                                 Sutherland, NE

                    Real Property Encumbrances to be Released
                                Prior to Closing






1. Deed of Trust from Community Care of Nebraska, Inc. for the benefit of IHS Financial Holdings, Inc., dated July 18, 1997 in the principal amount of $5,000,000, recorded in Book 559, Page 140.

2.       Real estate taxes and water and sewer charges delinquent as of February
         2,2000.

                                   Waverly, NE

                     Real Estate Encumbrances to be Released
                                Prior to Closing




1. Deed of Trust from Community Care of Nebraska, Inc. for the benefit of IHS Financial Holdings, Inc., dated July 18, 1997 in the amount of $5,000,000, recorded as Instrument No. 97-29466.

2.       Real estate taxes and water and sewer charges delinquent as of February
         2,2000.

                                   Milford, NE

                     Real Estate Encumbrances to be Released
                                Prior to Closing




1. Deed of Trust from W.S.T. Care, Inc. for the benefit of IHS Financial Holdings, Inc. in the amount of $5,000,000 dated July 18, 1997 and recorded in Book 238, Page 195.

2.       Real estate taxes and water and sewer charges delinquent as of February
         2,2000.

                                  Brighton, MA


                        Real Property Encumbrances to be

                            Released Prior to Closing



                                      None

                                  Worcester, MA


                        Real Property Encumbrances to be

                            Released Prior to Closing




                                      None

                                 Middleboro, MA


                        Real Property Encumbrances to be

                            Released Prior to Closing




                                      None

                                   Hyannis, MA


                        Real Property Encumbrances to be

                            Released Prior to Closing




                                      None

                                 Canonsburg, PA

                     Real Estate Encumbrances to be Released
                                Prior to Closing







Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                   Howell, MI

                    Real Property Encumbrances to be Released
                                Prior to Closing








Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                 Farmington, MI

                    Real Property Encumbrances to be Released
                                Prior to Closing




Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                  New Haven, CT


                        Real Property Encumbrances to be

                            Released Prior to Closing



Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                  Waterbury, CT


                        Real Property Encumbrances to be

                            Released Prior to Closing



                      1998 Tax Lien in Volume 295, Page 46.

Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                  Cheshire, CT


                        Real Property Encumbrances to be

                            Released Prior to Closing


Certificate of Sewer Lien recorded March 26, 1998 in Volume 1265, Page 71.

Real estate taxes and water and sewer charges delinquent as of February 2, 2000.

                                 N. Andover, MA

                     Real Estate Encumbrances to be Released
                                Prior to Closing





1.       Massachusetts Excise Tax Lien.

2.       Real estate taxes and water and sewer charges delinquent as of February
         2,2000.

                                 Des Moines, IA

                     Real Estate Encumbrances to be Released
                                Prior to Closing



Real estate taxes and water and sewer charges delinquent as of February 2,2000.

                           Glenwood (Park Place) Iowa

                     Real Estate Encumbrances to be Released
                                Prior to Closing





Real estate taxes and water and sewer charges delinquent as of February 2,2000.

                                    Utica, NE

                     Real Estate Encumbrances to be Released
                                Prior to Closing





1. Deed of Trust from Community Care of Nebraska, Inc. for the benefit of IHS Financial Holdings, Inc. dated July 18, 1997 recorded in Book 238, Page 218.

2.       Real estate taxes and water and sewer charges delinquent as of February
         2,2000.

3. Mechanics Lien to Jorad, Inc. in the amount of $2,456.15 dated December 3, 1999 in Book 7, Page 685.

                                   Palmer, NE

                     Real Estate Encumbrances to be Released
                                Prior to Closing





1. Deed of Trust and Security Agreement dated July 19, 1997 from CCA of Midwest, Inc. to IHS Financial Holdings, Inc. in the amount of $5,000,000 recorded in Book 120, Page 234.

2.       Real estate taxes and water and sewer charges delinquent as of February
         2,2000.

                                   Exeter, NE

                     Real Estate Encumbrances to be Released
                                Prior to Closing





1. Deed of Trust from Community Care of Nebraska, Inc. for the benefit of IHS Financial Holdings, Inc., dated July 18, 1997 in the amount of $5,000,000 recorded in Mortgage Book 146, Page 17.

2.       Real estate taxes and water and sewer charges delinquent as of February
         2,2000.

                                Central City, NE

                     Real Estate Encumbrances to be Released
                                Prior to Closing





1.       Real estate taxes and water and sewer charges delinquent as of February
         2,2000.

                                  Columbus, NE

                     Real Estate Encumbrances to be Released
                                Prior to Closing





1.       Real estate taxes and water and sewer charges delinquent as of February
         2,2000.

2. Deed of Trust from Quality Care of Columbus, Inc. for the benefit of IHS Financial Holdings, Inc. dated July 18, 1997 in the amount of $5,000,000 in Book 376, Page 203.

                                    Edgar, NE

                     Real Estate Encumbrances to be Released
                                Prior to Closing





1. Deed of Trust from Community Care of Nebraska, Inc. for the benefit of IHS Financial Holdings, Inc., dated July 18, 1997 in the amount of $5,000,000 recorded in Mortgage Book 174, Page 21.

2.       Real estate taxes and water and sewer charges delinquent as of February
         2,2000.

                                  Campbell, NE

                     Real Estate Encumbrances to be Released
                                Prior to Closing





Real estate taxes and water and sewer charges delinquent as of February 2,2000.

                                   Aurora, NE

                     Real Estate Encumbrances to be Released
                                Prior to Closing





1. Deed of Trust from Community Care of Nebraska, Inc. for the benefit of HIS Financial Holdings, Inc., July 18, 1997 recorded in Book 168, Page 21.

2.       Real estate taxes and water and sewer charges delinquent as of February
         2,2000.

                                  SCHEDULE 1.1C

                          Standard System Configuration

Number             Hardware                         Related Software
-------------------------------------------------------------------------------

1     Sprint CSU

1     Cisco 1601 Router

1     HP 10MB Manageable Ethernet Hub

1     Emulux Terminal/Printer Server 8 or 16 Hub

5     Wyse60 Terminals

3     PCs Win95                        MS Office 97, Internet Explorer 4.01, PC
                                       Anywhere v8, Norton v4.02, Powerterm 5.2

2     HP Personal Laser Printers       PC connect

2     HP 4000N Laserjet Printer        Jet Direct Network Card

1     PC                               Kronos, DOS

1     Standalone Modem

1     Okidata 321 Printer

1     Okidata 395 Printer

1     Kronos Time Clock

1     HP LCII or LC III Server         SCO Openserver 5.04 AFPS for LAN

1     Backup Server Modem

1     APC 1400 UPS                     Parachute Plus for Unix v4.2.2


             Software                              Description
-------------------------------------------------------------------------------

Achieve (v7.312)                        MDS, care plans, physician orders,
                                        resident trust, billing and AR

IBM Passport (v2.R1LE)                  Claims processing

Kronos (v7B.06 TKC for DOS)             Time and attendance

RFW (v4.3A SR5)                         Misc. charge capture via barcode

Menutracker (v02.10.00)                 Dietary meal management

MS Office 97                            Word, Excel, and Powerpoint

                                 SCHEDULE 3.2.6

                          Description of New Properties

[This schedule contains legal descriptions of real property located in Central City, NE, Campbell, NE, Columbus, NE, Exeter, NE, Palmer, NE, Utica, NE, Des Moines, IA, Park Place/Glenwood, IA, N. Andover, MA.]

                                 SCHEDULE 3.2.6A


1. Lease dated March 15, 1999 between IHS Acquisition No. 148, Inc., as Landlord, and Horizon/CMS Healthcare Corporation, as Tenant (relating to No. Andover, MA facility).


                                              SCHEDULE 5.6

                                                Licenses

                                        SPTIHS Leased Facilities

Name of Facility                       Beds            Services
----------------                       ----            --------
Integrated Health Services @ Canon     85              Skilled Nursing Facility
City, Canon City, CO1                  48 units        Apartments

Integrated Health Services @ Delta,    90              Skilled Nursing Facility
Delta, CO                              6               Personal Care Boarding Home

Integrated Health Services @ LaVilla   96              Skilled Nursing Facility
Grande, Grand Junction, CO

Integrated Health Services @ Mantey    82              Skilled Nursing Facility
Heights, Grand Junction, CO

Integrated Health Services @ Springs   100             Skilled Nursing Facility
Village, Colorado Springs, CO

College Park Health Care Center,       100             Skilled Nursing Facility
College Park, GA

Community Care of America @ Conner,    62              Skilled Nursing Facility
Glenwood, GA

Community Care of America at Dublin,   130             Skilled Nursing Facility
Dublin, GA

Community Care of America @            109             Skilled Nursing Facility
Marietta, Marietta, GA

Integrated Health Services of          117             Skilled Nursing Facility
Clarinda, Clarinda, IA

Integrated Health Services of          62              Skilled Nursing Facility
Council Bluffs South, Council
Bluffs, IA

Integrated Health Services @           62              Skilled Nursing Facility
Mediapolis, Mediapolis, IA

IHS at Pacific Place, Pacific          12              Intermediate Care Facility for Mentally Retarded
Junction, IA

Integrated Health Services of          80              Skilled Nursing Facility
Winterset, Winterset, IA1              19              Residential Care Facility
                                       19 units        Apartments

IHS of Woodhaven,                      54              Skilled Nursing Facility
Ellinwood, KS

IHS @ Tarkio,                          95              Skilled Nursing Facility
Tarkio, MO

Wedgewood Care Center,                 74              Skilled Nursing Facility
Grand Island, NE

IHS @ Laramie,                         144             Skilled Nursing Facility
Laramie, WY

Community Care of America @ Worland,   87              Skilled Nursing Facility
Worland, WY1                           13 units        Apartments

1      Two properties are located at each of these locations.

                             HRES1 Leased Facilities

Name of Facility                       Beds            Services
----------------                       ----            --------
Greenery Rehabilitation Center,        201             Skilled Nursing Facility
Brighton, MA

Greenery Rehabilitation & Skilled      124             Skilled Nursing Facility
Nursing Center of Middleboro,
Middleboro, MA

Greenery Rehabilitation and Skilled    142             Skilled Nursing Facility
Nursing Center of Hyannis, Hyannis,
MA

Greenery Extended Care Center          173             Skilled Nursing Facility
Worcester, MA

IHS Greenery of Canonsburg,            140             Skilled Nursing Facility
Canonsburg, PA


                             HRES2 Leased Facilities

Name of Facility                       Beds            Services
----------------                       ----            --------

Clifton House Rehabilitation Center,   195             Skilled Nursing Facility
New Haven, CT

Greenery Rehabilitation Center @       180             Skilled Nursing Facility
Waterbury, Waterbury, CT

Greenery Extended Care Center @        210             Skilled Nursing Facility
Cheshire, Cheshire, CT


                           SPTIHS Mortgaged Facilities

Name of Facility                       Beds            Services
----------------                       ----            --------

Ainsworth Care Center, Ainsworth, NE   50              Skilled Nursing Facility

IHS @ Ashland,                         101             Skilled Nursing Facility
Ashland, NE

Blue Hill Care Center,                 68              Skilled Nursing Facility
Blue Hill, NE

IHS @ Edgar,                           54              Skilled Nursing Facility
Edgar, NE

IHS @ Gretna,                          63              Skilled Nursing Facility
Gretna, NE

IHS @ Lyons,                           82              Skilled Nursing Facility
Lyons, NE

IHS @ Milford,                         60              Skilled Nursing Facility
Milford, NE

IHS @ Sutherland,                      62              Skilled Nursing Facility
Sutherland, NE

IHS of Waverly,                        51              Skilled Nursing Facility
Waverly, NE

                           HRES1 Mortgaged Facilities

Name of Facility                       Beds      Services
----------------                       ----      --------
Farmington Health Care Center          153       Nursing Home (Long Term Care)
Farmington, MI

IHS of Michigan at Howell              176       Nursing Home (Long Term Care)
Howell, MI


                                 New Facilities

Name of Facility                       Beds       Services
----------------                       ----       --------
Grandview Manor                        45         Skilled Nursing Facility
Campbell, NE  68932

Integrated Health Services of          70         Skilled Nursing Facility
Central City
Central City, NE  68826

Mory's Haven                           48         Skilled Nursing Facility
Columbus, NE  68601

Exeter Care Center                     56         Skilled Nursing Facility
Exeter, NE  68351

IHS at Palmer                          35         Nursing Facility
Palmer, NE  68864

Utica Community Center                 41         Skilled Nursing Facility
Utica, NE  68456

Integrated Health Services of Iowa     93         Skilled Nursing Facility
at Des Moines
Des Moines, IA  50316

IHS at Park Place                      128        Intermediate care facility
Glenwood, IA  51534                               for mentally retarded

Greenery Extended Care Center at       122        Skilled nursing facility
North Andover
North Andover, MA  01845

                                 SCHEDULE 6.1.7

                                 Aurora Parcel



[This schedule contains a legal description of real property located in Aurora, NE.]

                                   EXHIBIT A

[This exhibit contains a copy of the filing made in the United States Bankruptcy Court for the District of Delaware in re Integrated Health Services, Inc., et al.]

                                  EXHIBIT B-1
                           PENNSYLVANIA MODIFICATION


                                                              S&W DRAFT 04/05/00




                      AMENDED AND RESTATED LEASE AGREEMENT

                           DATED AS OF JANUARY 1, 2000
                   (originally dated as of February 11, 1994)

                                 BY AND BETWEEN

                             HRES1 PROPERTIES TRUST
                                  AS LANDLORD,

                                       AND

                          IHS ACQUISITION NO. 135, INC.
                                    AS TENANT

                      AMENDED AND RESTATED LEASE AGREEMENT

         THIS AMENDED AND RESTATED LEASE AGREEMENT, dated as of January 1, 2000, is made by and between HRES1 PROPERTIES TRUST, a Maryland real estate investment trust, as landlord ("Landlord"), having its principal office at 400 Centre Street, Newton, Massachusetts, and IHS ACQUISITION 135, INC., a Delaware corporation, as tenant ("Tenant"), having its principal office at The Highlands, 910 Ridgebrook Road, Sparks, Maryland.

                               W I T N E S S E T H

         WHEREAS, Landlord and Tenant are parties to a Lease Agreement dated as of February 11, 1994, as amended (the "Original Lease"), originally between HRPT Properties Trust (f/k/a "Health and Rehabilitation Properties Trust"), a
Maryland real estate investment trust ("HRPT"), as landlord, and Horizon Healthcare Corporation, a Delaware corporation ("Horizon"), as tenant;

         WHEREAS, Landlord has succeeded to the interest of HRPT as landlord under the original Lease and is the record and beneficial owner of the title to the Land, the Leased Improvements and the Fixtures (each as defined in Section
2.1 hereof);

         WHEREAS, pursuant to an Assignment and Assumption of Real Property Lease dated as of December 31, 1997 by and between Horizon/CMS Healthcare Corporation (the successor to Horizon), as assignor, and IHS Acquisition No. 151, Inc., a Delaware corporation ("IHS 151"), as assignee, IHS 151 acquired all right, title and interest of Horizon/CMS Healthcare Corporation under the Original Lease;

         WHEREAS, pursuant to a Consent, Assumption and Guaranty Agreement dated as of December 31, 1997 (the "IHS Consent") among Integrated Health Services Inc., a Delaware Corporation ("IHS"), Tenant and certain other subsidiaries of IHS, HealthSouth Corporation, Horizon, HRPT and Indemnity Collection Corporation, IHS and IHS 151 assumed the obligations of Horizon under the Original Lease;

         WHEREAS, pursuant to an Assignment and Assumption of Real Property Lease dated as of December 31, 1997 by and between IHS 151, as assignor, and Tenant, as assignee, Tenant acquired all right, title and interest of IHS 151 under the Original Lease;

         WHEREAS, Landlord alleges that by a notice dated January 25, 2000, the Original Lease was terminated by virtue of an Event of Default under the Original Lease;

         WHEREAS, on February 3, 2000, IHS and certain of its subsidiaries, including Tenant, filed voluntary petitions for relief (collectively, the "Cases") under chapter 11 of the United States Bankruptcy Code, ss.ss.101 et seq. (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court");

         WHEREAS,  IHS and Tenant are continuing to operate their businesses and
manage  their  respective  properties  as   debtors-in-possession   pursuant  to
ss.ss.1107 and 1108 of the Bankruptcy Code; and

         WHEREAS, pursuant to, and in accordance with, a Settlement Agreement dated as of March __, 2000 among, inter alia, IHS, Landlord and Tenant (the "Settlement Agreement"), Landlord has agreed to rescind its alleged termination of the Original Lease, Landlord and Tenant have agreed to amend and restate the Original Lease as set forth herein, and IHS has agreed to guaranty the obligations of Tenant hereunder pursuant to a Guaranty dated as of even date herewith by IHS in favor of Landlord (as amended, modified or supplemented from time to time, the "Guaranty");

         NOW, THEREFORE, in consideration of the mutual covenants herein contain and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to amend and restate the Original Lease in full to read as follows:

                                   ARTICLE 1

                                   DEFINITIONS

         Each reference in this Lease to any of the following terms shall be construed to incorporate the definitions hereinafter set forth and include the plural as well as the singular. All accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with generally accepted accounting principles.

         "Added Value Percentage" shall mean, with respect to any Capital Addition financed by Tenant hereunder, a percentage bearing the same proportion to total Net Patient Revenues for the entire Leased Property (including all Capital Additions) as the Fair Market Added Value of such Capital Addition bears to the Fair Market Value of the entire Leased Property (including all Capital Additions) immediately after completion of such Capital Addition. The Added Value Percentage for Capital Additions financed by Tenant shall remain in effect until any subsequent Capital Addition financed by Tenant is completed.

         1.1 "Additional Rent" shall have the meaning given such term in Section 3.1.2.

         1.2 "Affiliated Person" shall mean, with respect to any Person, (a) in the case of any such Person which is a partnership, any partner in such partnership; (b) in the case of any such Person which is a limited liability company, any member of such company; (c) any other Person which is a Parent, a Subsidiary, or a Subsidiary of a Parent of the Persons referred to in the preceding clauses (a) and (b); (d) any other Person otherwise directly or indirectly controlling or under common control with such Person or one or more of the Persons referred to in the preceding clauses (a), (b) and (c); and (e) any other Person who is a member of the Immediate Family of such Person or any Person referred to in the preceding clauses (a) through (d).

         1.3 "Assumed Indebtedness" shall mean any indebtedness or other obligations existing at the time of acquisition of the Leased Property by Landlord secured by a mortgage, deed of trust or other security agreement creating a lien on the Leased Property and assumed by Landlord, and any indebtedness resulting from the refinancing thereof, and/or any subsequent indebtedness resulting from Landlord's financing of, or Landlord's reimbursement of Tenant's financing of, any Capital Additions during the Term, except any indebtedness or other obligations of Tenant not assumed by Landlord prior to or during the Term.

         1.4 "Award" shall mean all compensation, sums or other value awarded, paid or received by virtue of a total or partial Condemnation of the Leased Property (after deduction of all reasonable legal fees and other reasonable costs and expenses incurred by Landlord in connection with obtaining any such award).

         1.5 "Bankruptcy Code" shall have the meaning given such term in the recitals.

         1.6 "Bankruptcy Court" shall have the meaning given such term in the recitals.

         1.7 "Base Rate" shall mean the rate of interest, determined daily and expressed as a percentage, announced by Citibank, N.A., in New York, New York, from time to time, as Citibank, N.A.'s "base rate" or "prime rate", so-called, or, if at any time Citibank, N.A. ceases to announce such a rate, as announced by the largest national or state chartered banking institution other than Citibank, N.A. then having its principal office in New York, New York and announcing such a rate. If at any time neither Citibank, N.A. nor any of the five largest other national or state chartered banking institutions having their principal offices in New York, New York is announcing such a floating rate, "Base Rate" shall mean a rate of interest, determined daily, which is two (2) percentage points above the 14-day moving average closing trading price of 90-day Treasury Bills.

         1.8 "Business Day" shall mean any day other than Saturday, Sunday, or any other day on which banking institutions in The Commonwealth of Massachusetts or in New York, New York are authorized by law or executive action to close.

         1.9 "Capital Addition" shall mean one or more new buildings, or one or more additional structures annexed to any portion of any of the Leased Improvements, or the material expansion of existing improvements, which are constructed on any parcel or portion of the Land during the Term, including, but not limited to, the construction of a new wing or new story, the renovation of existing improvements on the Leased Property in order to provide a functionally new facility needed to provide services not previously offered, or any expansion, construction, renovation or conversion in order to increase the bed capacity of the Facility, to change the purpose for which such beds are utilized or to improve the quality of the Facility.

         1.10 "Capital Additions Cost" shall mean the cost of any Capital Addition proposed to be made by Tenant, whether paid for by Tenant or Landlord. Such cost shall include (a) the cost of construction of the Capital Addition, including, site preparation and improvement, materials, labor, supervision, developer and administrative fees, legal fees, and related design, engineering and architectural services, the cost of any fixtures, the cost of construction financing (including, but not limited to, capitalized interest) and other miscellaneous costs approved by Landlord, (b) if agreed to by Landlord in writing, in advance, the cost of any land contiguous to the Leased Property which is to become a part of the Leased Property purchased for the purpose of placing thereon the Capital Addition or any portion thereof or for providing means of access thereto, or parking facilities therefor, including the cost of surveying the same, (c) the cost of insurance, real estate taxes, water and sewage charges and other carrying charges for such Capital Addition during construction, (d) title insurance charges, (e) reasonable attorneys, fees, (f) filing and registration fees and recording taxes, (g) documentary stamp or transfer taxes, and (h) all actual and reasonable costs and expenses of Landlord and any Lending Institution committed to finance the Capital Addition, including but not limited to, (i) reasonable attorneys, fees, (ii) printing expenses, (iii) filing, registration and recording taxes and fees, (iv) documentary stamp or transfer taxes, (v) title insurance charges and appraisal fees, (vi) rating agency fees, and (vii) loan commitment fees.

         1.11 "Capital Expenditure" shall mean any single required improvement, alteration, replacement or repair of the Leased Property, or any part thereof,
(a) having a cost in excess of One Hundred Thousand Dollars ($100,000.00) (which amount shall be increased each year of the Lease by the product determined by multiplying such amount by the percentage increase in the Index), and (b) having a useful life in excess of the longer of (i) twelve (12) months, or (ii) the remaining period of the Term, except capital improvements necessitated by destruction or Condemnation of the Leased Property, or any portion thereof.

         1.12 "Cases" shall have the meaning given such term in the recitals.

         1.13  "Cash  Adjustment"  shall  have the  meaning  given  such term in
Section 16.3(d).

         1.14 "Claims" shall have the meaning given such term in Article 8.

         1.15 "Code" shall mean the Internal Revenue Code of 1986 and, to the extent applicable, the Treasury Regulations promulgated thereunder, each as from time to time amended.

         1.16 "Commencement Date" shall mean January 1, 2000.

         1.17 "Condemnation" shall mean (a) the exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor, (b) a voluntary sale or transfer by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending, and (c) a taking or voluntary conveyance of all or part of the Leased Property, or any interest therein, or right accruing thereto or use thereof, as the result or in settlement of any Condemnation or other eminent domain proceeding affecting any portion of the Leased Property, whether or not the same shall have actually been commenced.

         1.18 "Condemnor" shall mean any public or quasi-public authority, or private corporation or individual having the power of Condemnation.

         1.19 "Consolidated Financials" shall mean, for any Fiscal Year or other accounting period of Tenant, a statement of earnings prepared in accordance with generally accepted accounting principles, consistently applied, and in the form consistently prepared by Tenant.

         1.20 "Control" and any variations thereof shall mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests.

         1.21 "Date of Taking" shall mean the date the Condemnor has the right to possession of the Leased Property, or any portion thereof, in connection with a Condemnation.

         1.22 "Default" shall mean any event, act or omission which with the giving of notice and/or lapse of time could constitute an Event of Default.

         1.23 "Encumbrance" shall have the meaning given such term in Section 21.1.

         1.24 "Entity" shall mean any corporation, general or limited partnership, limited liability company, stock company or association, joint venture, association, company, trust, bank, trust company, land trust, business trust, any government or agency or political subdivision thereof or any other entity.

         1.25 "Environmental Laws" shall mean all applicable Federal, state or local statutes, laws, ordinances, rules and regulations, licensing requirements or conditions, whether now existing or hereafter arising, relating to Hazardous Substances.

         1.26  "Environmental  Notice" shall have the meaning given such term in
Section 4.4.

         1.27 "Environmental Obligation" shall mean any cost, expense, loss or damage arising under any Environmental Law or in connection with any Hazardous Substance.

         1.28  "Event of  Default"  shall  have the  meaning  given such term in
Section 12.1.

         1.29 "Extended Terms" shall have the meaning given such term in Section 2.4.

         1.30 "Facility" shall mean the licensed nursing home being operated on the Leased Property.

         1.31 "Facility Mortgage" shall mean any mortgage, deed of trust or other security agreement securing any Assumed Indebtedness or any other encumbrance placed upon the Leased Property in accordance with Article 21.

         1.32  "Facility  Mortgagee"  shall  mean  the  holder  of any  Facility
Mortgage.

         1.33 "Facility Trade Names" shall mean any of the names under which Tenant operates, or has operated, the Facility at any time during the Term.

         1.34 "Fair Market Added Value" shall mean the Fair Market Value of the Leased Property (including all Capital Additions) less the Fair Market Value of the Leased Property determined as if no Capital Additions financed by Tenant had been constructed.

         1.35 "Fair Market Rental" shall mean the rental which a willing tenant not compelled to rent would pay a willing landlord not compelled to lease for the use and occupancy of the Leased Property, or applicable portion thereof, on the terms and conditions of this Lease, for the term in question, and determined in accordance with the appraisal procedures set forth in Article 20 or in such other manner as shall be mutually acceptable to Landlord and Tenant.

         1.36 "Fair Market Value" shall mean the price that a willing buyer riot compelled to buy would pay a willing seller not compelled to sell for the Leased Property, (a) assuming the same is unencumbered by this Lease, (b) determined in accordance with the appraisal procedures set forth in Article 20 or in such other manner as shall be mutually acceptable to Landlord and Tenant, (c) assuming such seller shall pay the closing costs generally paid by a seller of real property in the state in which such property is located and that such buyer shall pay closing costs generally paid by a buyer of real property in the state in which such property is located, and (d) not taking into account any reduction in value resulting from any indebtedness to which such property is subject, except the positive or negative effect on the value of such property attributable to the interest rate, amortization schedule, maturity date, prepayment penalty and other terms and conditions of any lien or encumbrance which is not removed at or prior to the closing of the transaction as to which such Fair Market Value determination is being made.

         1.37 "Fair Market Value Purchase Price" shall mean the Fair Market Value of the Leased Property less the Fair Market Added Value.

         1.38 "Fiscal Year" shall mean each twelve (12) month period from January 1 to December 31.

         1.39 "Fixed  Term"  shall have the  meaning  given such term in Section
2.3.

         1.40  "Fixtures"  shall  have the  meaning  given  such term in Section
2.1(d).

         1.41 "Guarantor" shall mean Integrated Health Services, Inc., a Delaware corporation.

         1.42 "Guaranty" shall have the meaning given such term in the recitals.

         1.43 "Hazardous Substances" shall mean hazardous substances (as defined by the Comprehensive Environmental Response, Compensation and Liability Act, as now in effect or as hereafter from time to time amended), hazardous wastes (as defined by the Resource Conservation and Recovery Act, as now in effect or as hereafter from time to time amended), any hazardous waste, hazardous substance, pollutant or contaminant, oils, radioactive materials, asbestos in any form or condition, or any pollutant or contaminant or hazardous, dangerous or toxic chemicals, materials or substances within the meaning of any other applicable Federal, state or local law, regulation, ordinance or requirements relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or materials, all as now in effect or hereafter from time to time amended.

         1.44 "IHS Entity" shall have the meaning given such term in the Settlement Agreement.

         1.45 "Immediate Family" shall mean, with respect to any Person, his spouse, parents, brothers, sisters, children (natural or adopted), stepchildren, grandchildren, grandparents, parents-in-law, brothers-in-law, sisters-in-law, nephews and nieces.

         1.46 "Impositions" shall mean all taxes, assessments, and ad valorem, sales, and use, single business, gross receipts, transaction privilege, rent or similar taxes as the same are imposed on either Landlord or Tenant with respect to the Leased Property and/or the business conducted thereon by Tenant and other charges and impositions (including, but not limited to, fire protection service fees and similar charges) levied, assessed or imposed at any time during the Term by any governmental authority, upon or against the Leased Property, or taxes in lieu thereof, and additional types of taxes to supplement real estate taxes due to legal limits imposed thereon. If, at any time during the Term, any tax or excise on rents or other taxes, however described, are levied or assessed against Landlord with respect to the rent reserved hereunder, either wholly or, partially in substitution for, or in addition to, real estate taxes assessed or levied on the Leased Property, such tax or excise on rents shall be included in Impositions; provided, however, that Impositions shall not include franchise, estate, inheritance, succession, capital levy, transfer, income or excess profits taxes assessed on Landlord. Impositions shall include any estimated payment, whether voluntary or required, made by Landlord on account of a fiscal tax period for which the actual and final amount of taxes for such period has not been determined by the governmental authority as of the date of any such estimated payment.

         1.47 "Index" shall mean the Consumer Price Index, Urban Wage Earners and Clerical Workers, All Items, Base 1982-84=100. The Index is presently published by the Bureau of Labor Statistics of the United States Department of Labor. In the event publication of the Index ceases, the computation of the Minimum Rent due from Tenant or other amount during each year with respect to which the Index is to be applied shall be computed upon the basis of whatever index published by the United States Department of Labor at that time is most nearly comparable as a measure of general changes in price levels in urban areas. In the event the Index ceases to use 1982-84=100 as the basis of calculation, then the Index shall be converted to the amount(s) that would have resulted had the manner of calculating the Index in effect at the date of this Lease not been altered.

         1.48  "Initiating  Party"  shall  have the  meaning  given such term in
Section 20.1.

         1.49 "Insurance Requirements" shall mean all terms of any insurance policy required by this Lease and all requirements of the issuer of any such policy.

         1.50 "Land" shall have the meaning given such term in Section 2.1(a).

         1.51 "Landlord" shall have the meaning given such term in the preambles to this Lease.

         1.52  "Landlord  Default"  shall  have the  meaning  given such term in
Article 14.

         1.53 "Lease" shall mean this Amended and Restated Lease Agreement, including Exhibits A and B hereto, as it and they may be amended from time to time as herein provided.

         1.54 "Leased  Improvements"  shall have the meaning  given such term in
Section 2.1(b).

         1.55 "Leased Personal Property" shall have the meaning given such term in Section 2.1(e).

         1.56  "Leased  Property"  shall  have the  meaning  given  such term in
Section 2.1.

         1.57 "Legal Requirements" shall mean all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions, including, but not limited to, Environmental Laws, affecting the Leased Property or the maintenance, construction, use or alteration thereof, whether now or hereafter enacted, including those which may (a) require repairs, modifications or alterations in or to the Leased Property or any portion thereof or (b) in any way adversely affect the use and enjoyment thereof, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Tenant (other than encumbrances hereinafter created by Landlord without the consent of Tenant), at any time in force affecting the Leased Property.

         1.58 "Lending Institution" shall mean any insurance company, federally insured commercial or savings bank, national banking association, savings and loan association, employees, welfare, pension or retirement fund or system, corporate profit sharing or pension trust, college or university, or real estate investment trust, including any corporation qualified to be treated for federal tax purposes as a real estate investment trust, having a net worth of at least $10,000,000.

         1.59 "Minimum Rent" shall mean $100,000 per month, provided that (i) commencing January 1, 2004, and on the first day of each calendar year thereafter during the Fixed Term, the amount of each installment of Minimum Rent shall be adjusted to be equal to the product of (x) Minimum Rent as at December 31 of the prior year multiplied by (y) 1.0 plus the percentage increase (not in excess of 2%) in the Index as reported for December 31st of the prior year as compared to the Index as reported for January 1st of such prior year, and (ii) commencing the first anniversary of the first day of each Extended Term, and on the first day of each calendar year thereafter during such Extended Term, the amount of each installment of Minimum Rent shall be adjusted to be equal to the product of (x) Minimum Rent as at December 31st of the prior year of such Extended Term (as determined in accordance with Section 2.4 hereof) multiplied by (y) 1.0 plus the percentage increase (not in excess of 2%) in the Index as reported for December 31st of the prior year of such Extended Term as compared to the Index as reported for January 1st of such prior year.

         1.60 "Minimum Repurchase Price" shall mean that portion of the aggregate purchase price of the Leased Property paid by Landlord in cash or in kind, plus the aggregate of unpaid principal balance of all encumbrances against the Leased Property at the time of purchase thereof by Tenant, plus any amounts paid by Landlord to reduce the principal balance of any Assumed Indebtedness, less all proceeds received by Landlord from any refinancing of the Leased Property (after payment of the debt refinanced and net of any costs and expenses incurred in connection with such refinancing, including, without limitation, loan points, commitment fees and commissions) and less the net amount (after deduction of all reasonable legal fees and other costs and expenses, including, without limitation, expert witness fees, incurred by Landlord in connection with obtaining any such award) of all awards received by Landlord from any partial Condemnation of the Leased Property or any portion thereof which are not applied to restoration.

         1.61 "Net Patient Revenues" shall mean all revenues received or receivable from or by reason of the operation of the Facility, or any portion thereof, or any other use of the Leased Property, or any portion thereof, including, without limitation, all patient revenues received or receivable for the use of or otherwise by reason of all rooms, beds and other facilities provided, meals served, services performed, space or facilities subleased or goods sold on the Leased Property, or any portion thereof, including, without limitation, and except as provided below, any other arrangements with third parties relating to the possession or use of any portion of any portion of the Leased Property; provided, however, Net Patient Revenues shall not include: (a) revenue from professional fees or charges by physicians and providers (other than Tenant or Tenant's employees) of ancillary services, when and to the extent such charges are paid over to such physicians or providers of ancillary services, or are separately billed and not included in comprehensive fees; (b) nonoperating revenues such as interest income or income from the sale of assets not sold in the ordinary course of business; (c) contractual allowances (relating to any period during the Term) for billings not paid by or received from the appropriate governmental agencies or third party providers; (d) allowances according to generally accepted accounting principles for uncollectible accounts, including credit card accounts and charity care or other administrative discounts; (e) all proper patient billing credits and adjustments according to generally accepted accounting principles relating to health care accounting; (f) federal, state or local sales or excise taxes and any tax based on or measured by such revenues which is added to or made a part of the amount billed to the patient or other recipient of such services or goods, whether included in the billing or stated separately; (g) provider discounts for hospital or other medical facility utilization contracts and credit card discounts; (h) revenues attributable to Capital Additions financed by Tenant as provided in Section 6.2; (i) revenues attributable to services actually provided off the Leased Property, such as home health care; and (j) any amounts actually paid by Tenant for the cost of any federal, state or local governmental programs imposed specially to provide or finance indigent patient care. To the extent the Leased Property or any portion thereof is subleased by Tenant, Net Patient Revenues shall include (x) the Net Patient Revenues generated from the operations conducted on such subleased portion of the Leased Property and (y) the rent received or receivable by Tenant from or under any such sublease to the extent such rent is not based on Net Patient Revenues and, therefore, has not already been included in the calculation of Net Patient Revenues pursuant to clause (x) preceding.

         1.62 "Non-Capital  Additions" shall have the meaning given such term in
Section 6.4.

         1.63 "Officer's Certificate" shall mean a certificate signed by the chief financial officer or another officer of Tenant authorized by the board of directors or by-laws of Tenant, or any other Person whose power and authority to act has been so authorized.

         1.64 "Orders" shall mean, collectively, the Approval Order and the Licensure Order, as such terms are defined in the Settlement Agreement.

         1.65 "Overdue Rate" shall mean a rate equal to the lesser of the Base Rate plus four percent (4%) and the maximum rate then permitted under applicable law.

         1.66 "Parent" shall mean, with respect to any Person, any Person which owns directly, or indirectly, through one or more Subsidiaries, twenty percent (20%) or more of the voting or beneficial interests in such Person or otherwise Controls such Person.

         1.67 "Permitted Encumbrances" shall mean the matters set forth in Exhibit B, attached hereto and made a part hereof.

         1.68 "Person" shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

         1.69  "Primary  Intended Use" shall have the meaning given such term in
Section 4.1.1.

         1.70 "Qualified Appraiser" shall mean any disinterested person who is a member in good standing of the American Institute of Real Estate Appraisers or the American Society of Real Estate Counselors (or the successor to either of such organizations) and who has had not less than ten (10) years experience in appraising and valuing, commercial buildings in the State.

         1.71 "Records" shall have the meaning given such term in Section 7.2.

         1.72 "Rent" shall mean, collectively, the Minimum Rent and Additional Rent.

         1.73  "Responding  Party"  shall  have the  meaning  given such term in
Section 20.1.

         1.74 "SEC" shall mean the Securities and Exchange Commission.

         1.75 "Settlement Agreement" shall have the meaning given such term in the recitals.

         1.76 "Settlement Document" shall have the meaning given such term in the Settlement Agreement.

         1.77 "State" shall mean the Commonwealth of Pennsylvania.

         1.78 "Subsidiary" shall mean, with respect to any Person, any Entity in which such Person shall own, directly or indirectly, through one or more Subsidiaries, twenty percent (20%) or more of the voting or beneficial interests or any other entity Controlled by such Person.

         1.79 "Substitute  Properties" shall have the meaning given such term in
Section 16.1.

         1.80  "Substitution  Date"  shall have the  meaning  given such term in
Section 16.1.

         1.81  "Successor  Landlord"  shall have the meaning  given such term in
Section 21.2.

         1.82 "Superior Lease" shall have the meaning given such term in Section 21.2.

         1.83  "Superior  Landlord"  shall have the  meaning  given such term in
Section 21.2.

         1.84  "Superior  Mortgage"  shall have the  meaning  given such term in
Section 21.2.

         1.85  "Superior  Mortgage"  shall have the  meaning  given such term in
Section 21.2.

         1.86 "Tenant" shall have the meaning given such term in the preambles to this Lease.

         1.87 "Tenant's Personal Property" shall mean all motor vehicles and consumable inventory and supplies, furniture, equipment and machinery and all other personal property of Tenant located on the Leased Property or used in Tenant's business on the Leased Property and all modifications, replacements, alterations and additions to the Leased Personal Property installed at the expense of Tenant, other than any items included within the definition of Fixtures or Leased Personal Property and expressly excluding Tenant's accounts receivable.

         1.88 "Term" shall mean, collectively, the Fixed Term and any Extended Terms, to the extent properly exercised pursuant to the provisions of Section 2.4, unless sooner terminated pursuant to the provisions of this Lease.

         1.89 "Test Rate" shall mean the minimum interest rate necessary to avoid imputation of original issue discount income under Sections 483 or 1272 of the Code or any similar provision.

         1.90 "Trustees" shall mean the trustees of Landlord.

         1.91 "Unavoidable Delays" shall mean delays due to strikes, lock-outs, inability to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the reasonable control of the party responsible for performing an obligation hereunder, but in no event to exceed sixty (60) days so long as the affected party shall use reasonable efforts to alleviate the cause of such delay and thereafter promptly perform such obligation; provided, however, that (x) in no event shall Tenant's obligation to pay the Rent be affected by Unavoidable Delays, and (y) in no event shall lack of funds be deemed a cause beyond the control of either party.

         1.92 "Unsuitable for Its Primary Intended Use" shall mean a state or condition of the Facility such that by reason of damage or destruction, or a partial Condemnation, in the good faith judgment of Landlord and Tenant, reasonably exercised, the Facility cannot be operated on a commercially practicable basis for its Primary Intended Use taking into account, among other relevant factors, the number of usable beds, the amount of square footage, or revenues affected by such damage or destruction or partial taking.

                                    ARTICLE 2

                                PREMISES AND TERM

         2.1 Premises. Upon and subject to the terms and conditions herein set forth, Landlord leases to Tenant and Tenant leases from Landlord all of the following (collectively, the "Leased Property").

                  (a) those certain tracts, pieces and parcels of land as more particularly described in Exhibit C, attached hereto and made a part hereof (collectively, the "Land");

                  (b) all buildings, structures, Fixtures and other improvements of every kind, including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures presently situated upon the Land and Capital Additions financed by Landlord (collectively, the "Leased Improvements");

                  (c) all easements, rights and appurtenances relating to the Land and the Leased Improvements;

                  (d) all equipment, machinery, fixtures and other items of property, now or hereafter permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and airconditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of Tenant's Personal Property (collectively, the "Fixtures"); --------

                  (e) all machinery, equipment, furniture, furnishings, moveable walls or partitions, computers or trade fixtures or other personal property used or useful in Tenant's business on or in the Leased
         Improvements, and located on or in the Leased Improvements on the Commencement Date, except items, if any, included within the category of Fixtures, but specifically excluding all items included within the category of Tenant's Personal Property (collectively the "Leased Personal Property"); and

                  (f) all existing leases of space (including any security deposits held pursuant thereto), if any, in the Leased Improvements to tenants thereof.

         2.2 Condition of Premises. On the Commencement Date, Landlord shall deliver and Tenant shall accept the Leased Property in "as is" condition, subject to the rights of parties in possession, the existing state of title, including all covenants, conditions, restrictions, easements and other matters of record, all applicable Legal Requirements, the lien of financing instruments, mortgages and deeds of trust, and such other matters which would have been disclosed by an inspection of the Leased Property and the record title thereto or by an accurate survey thereof. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS THE FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, WITH RESPECT TO THE LEASED PROPERTY OR ANY PORTION THEREOF, OR AS TO TITLE, IT BEING AGREED THAT ALL SUCH RISKS SHALL BE BORNE BY TENANT. To the extent permitted by law, however, Landlord grants and assigns to Tenant all of Landlord's rights to proceed against any predecessor in title (other than HRPT) for breaches of warranties or representations or for latent defects in the Leased Property. Landlord shall cooperate with Tenant in the prosecution of any such claims, in Landlord's or Tenant's name, all at Tenant's sole cost and expense. Tenant shall indemnify, and hold harmless Landlord from and against any loss, cost, damage or liability (including attorneys, fees) incurred by Landlord in connection with such cooperation.

         2.3 Fixed Term. The initial term of this Lease (the "Fixed Term") shall commence on the date hereof and, unless sooner terminated in accordance with the terms and conditions of this Lease, shall expire on December 31, 2010.

         2.4 Extended Terms. Provided no Event of Default shall have occurred and be continuing, Tenant shall have the right to extend the Fixed Term for three additional periods of ten (10) years each (each, an "Extended Term").

         Each Extended Term shall commence on the day succeeding the expiration of the Fixed Term or the preceding Extended Term, as the case may be, and shall end on the day immediately preceding the tenth anniversary of the commencement of such Extended Term. All of the terms, covenants and provisions of this Lease shall apply to each such Extended Term, except that (a) the Minimum Rent for the first year of each Extended Term shall be the greater of (x) the Minimum Rent payable during the last year of the Fixed Term (for the first Extended Term) or the last year of the immediately preceding Extended Term (for the second and third Extended Terms), as the case may be, and (y) the Fair Market Rental for the Leased Property determined as of the commencement of such Extended Term, and
(b) Tenant shall have no further right to extend the Term beyond the Extended Terms hereinabove provided. If Tenant shall elect to exercise either of the aforesaid options, it shall do so by giving Landlord written notice thereof not later than one (1) year prior to the expiration of the then current term of this Lease (Fixed or Extended, as applicable); it being understood and agreed that time is of the essence with respect to the giving of such notice. If Tenant shall fail to give any such notice, this Lease shall automatically terminate at the end of the term then in effect and Tenant shall have no further option to extend the term of this Lease. If Tenant shall give such notice, the extension of this Lease shall be automatically effected, without the execution of any additional documents.

                                   ARTICLE 3

                                      RENT

         3.1 Rent. Tenant shall pay to Landlord, by check or wire transfer of immediately available federal funds, as Tenant may elect, without offset, abatement, demand or deduction, Minimum Rent and Additional Rent during the Term, as herein provided.

                  3.1.1 Minimum Rent. Tenant shall pay Minimum Rent in equal monthly installments, in advance, on the first day of each and every calendar month during the Term; provided that, notwithstanding the foregoing, the first installment of Minimum Rent shall be paid on the Closing Date, shall cover the period from the Commencement Date to the end of the calendar month in which the Closing Date occurs (the "Initial Period"), and shall be in an amount equal to the product of (x) $100,000 multiplied by (y) the number of calendar months during the Initial Period. Minimum Rent for any partial month shall be pro-rated on a daily basis.

                  3.1.2 Additional Rent. In addition to the Minimum Rent, Tenant shall pay and discharge as and when due and payable all other amounts, liabilities, obligations and Impositions which Tenant assumes or agrees to pay under this Lease (collectively, "Additional Rent"), including, but not limited to the following:

                           (A)  Impositions.  Subject to Article 8, Tenant shall
                  pay, or cause to be paid, all Impositions before any fine, penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing authorities where feasible, and shall promptly, upon request, furnish to Landlord copies of official receipts or other satisfactory proof evidencing such payments. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments during the Term as the same become due, and before any fine, penalty, premium, further interest or cost may be added thereto. Landlord, at its expense, shall, to the extent required or permitted by applicable law, prepare and file all tax returns in respect of Landlord's net income, gross receipts, sales and use, single business, transaction privilege, rent, ad valorem, franchise taxes and taxes on its capital stock, and Tenant, at its expense, shall, to the extent required or permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by governmental authorities. If any refund shall be due from any taxing authority in respect of any Imposition paid by Tenant, the same shall be paid over to or retained by Tenant if no Event of Default shall have occurred and be continuing. Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event governmental authorities classify any property covered by this Lease as personal property, Tenant shall file all personal property tax returns in such jurisdictions where it may legally so file. Each party shall, to the extent it possesses the same, provide the other, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Landlord is legally required to file personal property tax returns, Landlord shall provide Tenant with copies of assessment notices in sufficient time for Tenant to file a protest. All Impositions assessed against such personal property shall be (irrespective of whether Landlord or Tenant shall file the relevant return) paid by Tenant not later than thirty (30) days prior to the last date on which the same may be made without interest or penalty.

                           Landlord  shall give prompt  written notice to Tenant
                  of all Impositions payable by Tenant hereunder of which Landlord at any time has knowledge; provided, however, Landlord's failure to give any such notice shall in no way diminish Tenant's obligation hereunder to pay such Impositions.

                           Impositions  imposed  in  respect  of the  tax-fiscal
                  period during which the Term terminates shall be prorated between Landlord and Tenant, whether or not such Imposition is imposed before or after such termination.

                           (B) Utility Charges.  Tenant shall pay or cause to be
                  paid all charges for electricity, power, gas, oil, water and other utilities used at the Leased Property during the Term.

                           (C) Insurance Premiums.  Tenant shall pay or cause to
                  be paid all premiums for the insurance coverage required to be maintained pursuant to Article 9.

                           (D) Other  Charges.  Tenant  shall pay or cause to be
                  paid all other amounts, liabilities and obligations which Tenant assumes or agrees to pay under this Lease.

         3.2 Late Payment of Rent. If any installment of Minimum Rent or Additional Rent (but only as to those items of Additional Rent which are payable directly to Landlord) shall not be paid when due, Tenant shall pay Landlord, on demand, as Additional Rent, a late charge (to the extent permitted by law) computed, during the first ten (10) days such payment is delinquent at the greater of the Base Rate and eleven and one-half percent (11.5%) per annum and, thereafter, at the Overdue Rate on the amount of such installment, from the date such installment was due until the date paid. To the extent that Tenant pays any Additional Rent directly to Landlord pursuant to any requirement of this Lease, Tenant shall be relieved of its obligation to pay such Additional Rent to the entity to which they would otherwise be due.

         In the event of any failure by Tenant to pay any Additional Rent when due, Tenant shall promptly pay and discharge, as Additional Rent, every fine, penalty, interest and cost which may be added for non-payment or late payment of such items. Landlord shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of the Additional Rent as in the case of non-payment of the Minimum Rent.

         3.3 Net Lease. The Rent shall be absolutely net to Landlord, so that this Lease shall yield to Landlord the full amount of the installments of Minimum Rent and Additional Rent throughout the Term, subject to any other provisions of this Lease which expressly provide for adjustment or abatement of Rent or other charges.

         3.4 No Termination, Abatement, Etc. Except as otherwise specifically provided in this Lease, Tenant, to the maximum extent permitted by law, shall remain bound by this Lease in accordance with its terms and shall neither take any action without the consent of Landlord to modify, surrender or terminate the same, nor seek, nor I be entitled to any abatement, deduction, deferment or reduction of the Rent, or set-off against the Rent, nor shall the respective obligations of Landlord and Tenant be otherwise affected by reason of (a) any damage to, or destruction of, the Leased Property or any portion thereof from whatever cause or any Condemnation; (b) the lawful or unlawful prohibition of, or restriction upon Tenant's use of the Leased Property, or any portion thereof, or the interference with such use by any Person or by reason of eviction by paramount title; (c) any claim which Tenant may have against Landlord by reason of any Landlord Default; (d) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Landlord or any assignee or transferee of Landlord; or (e) for any other cause whether similar or dissimilar to any of the foregoing. Tenant hereby waives all rights arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law to modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof or which may entitle Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable or other obligations to be performed by Tenant hereunder, except as otherwise specifically provided in this Lease. The obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease.

                                   ARTICLE 4

                           USE OF THE LEASED PROPERTY

         4.1 Permitted Use.

                  4.1.1 Primary Intended Use. Tenant shall use or cause to be used the Leased Property as a nursing home or subacute facility and/or other facility offering any higher level health care services and for such other uses as may be necessary or incidental thereto (the particular use to which the Leased Property is put at any particular time, its "Primary Intended Use"). Tenant shall not use the Leased Property or any portion thereof for other than its Primary Intended Use without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed; provided, however, that such consent shall not be deemed to be unreasonably withheld if, in the reasonable opinion of Landlord, the proposed use will significantly alter the character or purpose or detract from the value or operating efficiency of the Leased Property or significantly impair the revenue-producing capability of the Leased Property or adversely affect the ability of Tenant to comply with this Lease. No use shall be made or permitted to be made of the Leased Property and no acts shall be done thereon which will cause the cancellation of any insurance policy covering the Leased Property or any part thereof, nor shall Tenant sell or otherwise provide to residents or patients therein, or permit to be kept, used or sold in or about the Leased Property, or any portion thereof, any article which may be prohibited by law or by the standard form of fire insurance policies, or any other insurance policies required to be carried hereunder, or fire underwriter's regulations.

                  4.1.2 Necessary Approvals. Tenant shall proceed with all due diligence and exercise best efforts to obtain and maintain all approvals necessary to use and operate the Leased Property and the Facility for the Primary Intended Use under applicable local, state and federal law and, without limiting the generality of the foregoing, shall use its best efforts to maintain appropriate certifications for reimbursement licensure.

                  4.1.3 No Actions Impairing Value, Etc. Tenant shall not take, or omit to take, any action, the taking or omission of which may materially impair the value or the usefulness of the Leased Property for the Primary Intended Use.

                  4.1.4 Lawful Use, Etc. Tenant shall not use or suffer or permit the use of the Leased Property and Tenant's Personal Property for any unlawful purpose. Tenant shall not commit or suffer to be committed any waste on the Leased Property or the Facility, nor shall Tenant cause or permit any nuisance thereon or therein. Tenant shall neither suffer nor permit the Leased Property or any portion thereof, including any Capital Addition, whether or not financed by Landlord, or Tenant's Personal Property, to be used in such a manner as might reasonably tend to impair Landlord's (or Tenant's, as the case may be) title thereto or to any portion thereof, or may reasonably make possible any claim for adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof.

         4.2 Compliance with Legal and Insurance Requirements, Instruments, Etc. Subject to the provisions of Article 8, Tenant, at its sole expense, shall promptly (i) comply with all Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair, alteration and restoration of the Leased Property and Tenant's Personal Property, and (ii) procure, maintain and comply with all appropriate licenses, certificates of need, permits, provider agreements and other authorizations required for any use of the Leased Property and Tenant's Personal Property then being made, and for the proper erection, installation, operation and maintenance of the Leased Property or any part thereof, including, without limitation, any Capital Additions.

         4.3 Compliance with Medicaid and Medicare Requirements. Tenant shall, at its sole cost and expense, make whatever improvements (capital or ordinary) as are required to conform the Leased Property to such standards as may, from time to time, be required by Federal Medicare (Title 18) or Medicaid (Title 19) skilled and/or intermediate care nursing programs, if applicable, or any other applicable programs or legislation, or capital improvements required by any other governmental agency having jurisdiction over the Leased Property as a condition of the continued operation of the Leased Property for the Primary Intended Use.

         4.4 Environmental Matters. Tenant shall not store, spill upon, dispose of or transfer to or from the Leased Property any Hazardous Substance, except that Tenant may store, transfer and dispose of Hazardous Substances in compliance with all Environmental Laws. Tenant shall maintain the Leased Property at all times free of any Hazardous Substance (except such Hazardous Substances as are maintained in compliance with all Environmental Laws). Tenant shall promptly: (a) notify Landlord in writing of any change in the nature or extent of such Hazardous Substances maintained, (b) transmit to Landlord a copy of any report which is required to be filed with respect to the Leased Property pursuant to any Environmental Law, (c) transmit to Landlord copies of any citations, orders, notices or other governmental communications received by Tenant or its agents or representatives with respect thereto (collectively, "Environmental Notice"), (d) observe and comply with any and all Environmental Laws relating to the use, maintenance and disposal of Hazardous Substances and all orders or directives from any officials court or agency of competent jurisdiction relating to the use or maintenance or requiring the removal, treatment, containment or other disposition thereof, and (e) pay or otherwise dispose of any fine, charge or Imposition related thereto, unless Tenant shall contest the same in accordance with Article 8.

         If at any time prior to the termination of this Lease, Hazardous Substances are discovered on the Leased Property, Tenant hereby agrees to take all actions, and to incur any and all expenses, as may be reasonably necessary and as may be required by any municipal, State or Federal agency or other governmental entity or agency having jurisdiction thereof, (a) to clean up and remove from and about the Leased Property all Hazardous Substances thereon, (b) to contain, and prevent any further release or threat of release of Hazardous Substances on or about the Leased Property and (c) to eliminate any further release or threat of release of Hazardous Substances on or about the Leased Property.

         Tenant shall indemnify and hold harmless Landlord and each Facility Mortgagee from and against all liabilities, obligations, claims, damages, penalties, costs and expenses (including, without limitation, reasonable attorney's fees and expenses) imposed upon, incurred by or asserted against any of them by reason of any failure by Tenant or any Person claiming under Tenant to perform or comply with any of the terms of this Section 4.4.

                                   ARTICLE 5

                          MAINTENANCE AND REPAIRS, ETC.

         5.1 Maintenance and Repair.

                  5.1.1 Tenant's Obligations. Tenant shall, at its sole cost and expense, keep the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto (and Tenant's Personal Property) in good order and repair, reasonable wear and tear excepted (whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements or the age of the Leased Property or Tenant's Personal Property, or any portion thereof), and shall promptly make all necessary and appropriate repairs and replacements thereto of every kind and nature, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term (concealed or otherwise). All repairs shall be at least equivalent in quality to the original work.

                  5.1.2 Landlord's Obligations. Landlord shall not, under any circumstances, be required to build or rebuild any improvement on the Leased Property, or to make any repairs, replacements, alterations, restorations or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto, in connection with this Lease, or to maintain the Leased Property in any way, except as specifically provided herein. Tenant hereby waives, to the extent permitted by law, the right to make repairs at the expense of Landlord pursuant to any law in effect at the time of the execution of this Lease or hereafter enacted. Landlord shall have the right to give, record and post, as appropriate, notices of nonresponsibility under any mechanic's lien laws now or hereafter existing.

         5.2 Capital Expenditure Cost Sharing. Replacement of or major repairs to all structural or mechanical systems shall be undertaken by Tenant, at its sole cost and expense in the exercise of its reasonable business judgment, pursuant to and in accordance with plans and specifications approved in advance by Landlord; provided, however, that if the useful life of any improvement or repair for which a Capital Expenditure is made extends beyond the termination of the Term (other than any early termination resulting from the occurrence of an Event of Default), provided Tenant shall have obtained Landlord's prior written consent with respect to the making thereof, the cost of such replacement or repair shall be apportioned between Landlord and Tenant so that Landlord shall pay for that portion of the useful life of such item occurring on or after such termination date. Landlord shall have no obligation to reimburse Tenant for Landlord's share of the cost of such replacement or repair until the date of the termination of this Lease. Notwithstanding the foregoing, Landlord agrees to make any such payment to Tenant within sixty (60) days after Tenant's written request therefor.

         5.3 Tenant's Personal Property. Tenant may (and shall as provided hereinbelow), at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements, any items of Tenant's Personal Property, and Tenant may, subject to the conditions set forth below, remove the same upon the expiration or sooner termination of the Term. Tenant shall provide and maintain during the entire Term all such Tenant's Personal Property as shall be necessary in order to operate the Facility in compliance with all licensure and certification requirements, applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use. All of Tenant's Personal Property not removed by Tenant on or prior to the expiration or earlier termination of this Lease shall be considered abandoned by Tenant and may be appropriated, sold, destroyed or otherwise disposed of by Landlord without the necessity of first giving notice thereof to Tenant, without any payment to Tenant and without any obligation to account therefor. Tenant shall, at its expense, restore the Leased Property to the condition required by Section 5.4, including repair of all damage to the Leased Property caused by the removal of Tenant's Personal Property, whether effected by Tenant or Landlord.

         If Tenant uses any item of tangible personal property (other than motor vehicles) on, or in connection with, the Leased Property which belongs to anyone other than Tenant, Tenant shall use its best efforts to require the agreement permitting such use to provide that Landlord or its designee may assume Tenant's rights under such agreement upon management of the Facility by Landlord or its designee.

         5.4 Yield Up. Upon the expiration or sooner termination of this Lease, Tenant shall vacate and surrender the Leased Property to Landlord in the condition in which the Leased Property was on the Commencement Date, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease, ordinary wear and tear excepted.

         In addition, upon the expiration or earlier termination of this Lease, Tenant shall, at Landlord's reasonable cost and expense, use its best efforts to transfer to and cooperate with Landlord or Landlord's nominee in connection with the processing of all applications for licenses, operating permits and other governmental authorizations and all contracts, including, contracts with governmental or quasi-governmental entities, which may be necessary for the operation of the Facility. If requested by Landlord, Tenant shall continue to manage the Facility after the termination of this Lease and for so long thereafter as is necessary to obtain all necessary licenses, operating permits and other governmental authorizations, on such reasonable terms (which shall include an agreement to reimburse Tenant for its reasonable out-of-pocket costs and expenses and reasonable administrative costs) as Landlord shall request.

         5.5 Encroachments, Restrictions, Etc. If any of the Leased Improvements shall, at Any time, encroach upon any property, street or right-of-way adjacent to the Leased Property, or shall violate the agreements or conditions contained in any lawful restrictive covenant or other agreement affecting the Leased Property, or any part thereof, or shall impair the rights of others under any easement or right-of-way to which the Leased Property is subject, upon the request of Landlord or of any person affected by any such encroachment, violation or impairment, Tenant shall, at its sole cost and expense, subject to its right to contest the existence of any encroachment, violation or impairment and in such case, in the event of an adverse final determination, either (a) obtain, in form and substance satisfactory to Landlord, valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Landlord or Tenant, or (b), subject to Landlord's approval (which shall not be unreasonably withheld or delayed), make such changes in the Leased Improvements and take such other actions, as Tenant, in the good faith exercise of its judgment, deems reasonably practicable, to remove such encroachment, and to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements and, in any event, take all such actions as may be necessary in order to ensure the continued operation of the Leased Improvements for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements were operated prior to the assertion of such violation, impairment or encroachment. Any such alteration shall be made in conformity with the applicable requirements of this Article 5. Tenant's obligations under this Section 5.5 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance and Tenant shall be entitled to a credit for any sums recovered by Landlord under any such policy of title or other insurance.

                                   ARTICLE 6

                             CAPITAL ADDITIONS, ETC.

         6.1 Construction of Capital Additions to the Leased Property. Provided no Event of Default shall have occurred and be continuing, Tenant shall have the right, subject to obtaining Landlord's prior written consent (which consent shall not be unreasonably withheld or delayed), upon and subject to the terms and conditions set forth below, to construct or install Capital Additions on the Leased Property. Landlord's consent shall not be deemed to be unreasonably withheld if such Capital Addition will significantly alter the character or purpose or detract from the value or operating efficiency or the revenue-producing capability of the Leased Property, or adversely affect the ability of Tenant to comply with this Lease. Any withholding of consent shall be express and shall be effected within thirty (30) days after receipt by Landlord of such documents or information as Landlord may reasonably require, notice of which requirements shall be sent to Tenant within thirty (30) days after Tenant's request. Failure to give notice of the withholding of such consent within such thirty (30) day period shall be deemed approval. Prior to commencing construction of any Capital Addition, Tenant shall submit to Landlord, in writing, a proposal setting forth, in reasonable detail any proposed Capital Addition and shall provide Landlord with such plans and specifications, permits, licenses, contracts and other information concerning the proposed Capital Addition as Landlord may reasonably request. Without limiting the generality of the foregoing, such proposal shall indicate the approximate projected cost of constructing such Capital Addition, the use or uses to which it will be put and a good faith estimate of the change, if any, in the Net Patient Revenues that Tenant anticipates will result from such Capital Addition. Prior to commencing construction of any Capital Addition, Tenant shall request in writing that Landlord provide funds to pay for such Capital Addition. If, within sixty (60) days after receipt of such request, Landlord shall not elect to provide such financing on terms reasonably acceptable to Tenant (and, for purposes of this Section 6.1, the failure of Landlord to respond within such 60 day period shall be deemed an election not to provide such funding), the provisions of Section
6.2 shall apply. Landlord's notice of its election to provide such financing shall set forth the terms and conditions of such proposed financing, including the terms of any amendment to this Lease (including, without limitation, an increase in Minimum Rent to compensate Landlord for the additional funds advanced). In no event shall the portion of the projected Capital Additions Cost comprised of land, if any, materials, labor charges and fixtures be less than eighty percent (80%) of the total amount of such cost. Tenant may withdraw its request by written notice to Landlord at any time before Tenant's written acceptance of Landlord's terms and conditions. If Landlord declines to finance a Capital Addition or if Landlord's proposed financing terms are unacceptable to Tenant, Tenant may solicit and negotiate a commitment for such financing from another Person, provided Landlord shall approve all the terms and conditions of such financing (which approval shall not be unreasonably withheld or delayed). If Landlord shall finance the proposed Capital Addition, Tenant shall pay to Landlord, as Additional Rent, all reasonable costs and expenses paid or incurred by Landlord and any Lending Institution which has committed to provide financing for such Capital Addition to Landlord in connection therewith, including, but not limited to, (a) the reasonable attorneys, fees and expenses, (b) all printing expenses, (c) all filing, registration and recording taxes and fees, (d) documentary stamp taxes,
(e) title insurance charges, appraisal fees, and rating agency fees, and (f) commitment fees.

         No Capital Addition shall be made which would tie in or connect any Leased Improvement or any Leased Property with any other improvements on property adjacent to such Leased Property (and not part of the Land) including, without limitation, tie-ins of buildings or other structures or utilities, unless Tenant shall have obtained the prior written approval of Landlord, which approval may be withheld by Landlord in Landlord's sole discretion. Any Capital Additions shall, upon the expiration or sooner termination of this Lease, become the property of Landlord, free and clear of all encumbrances, subject to the provisions of Section 6.2.

         6.2 Capital Additions Financed by Tenant. Provided that Tenant has obtained the prior written consent of Landlord in each instance (which approval shall not be unreasonably withheld or delayed), Tenant may arrange for financing for Capital Additions from third party lenders; provided however, that (i) the terms and conditions of any such financing shall be subject to the prior approval of Landlord and (ii) any security interests in any property of Tenant, including, without limitation, the Leased Property, shall be expressly and fully subordinated to this Lease and to the interest of Landlord in the Leased Property and to the rights of any Facility Mortgagee. If, pursuant to the provisions of this Lease, Tenant provides or arranges financing with respect to any Capital Addition, this Lease shall be and hereby is amended to provide as follows:

                  (a) There shall be no adjustment in the Minimum Rent by reason of any such Capital Addition.

                  (b) Upon the expiration or earlier termination of this Lease (but if this Lease is terminated by reason of an Event of Default, only after Landlord is fully compensated for all damages resulting therefrom), Landlord shall compensate Tenant for all Capital Additions financed by Tenant in any of the following ways determined in Landlord's sole discretion:

         (i) By purchasing such Capital Additions from Tenant for cash in the amount of the then Fair Market Added Value of such Capital Additions;

         (ii) By purchasing such Capital Additions from Tenant by delivering to Tenant Landlord's purchase money promissory note in the amount of the Fair Market Added Value, which note shall be due and payable as to both principal and interest on the second anniversary of the making thereof, shall be on then commercially reasonable terms and shall be secured by a mortgage on the Leased Property and such Capital Additions subject to all existing mortgages and encumbrances on the Leased Property and such Capital Additions at the time of such purchase;

         (iii) By assigning to Tenant the right to receive an amount equal to the Added Value Percentage (determined as of the date of the expiration or earlier termination of this Lease) of all rent and other consideration receivable by Landlord under any re-letting or other disposition of the Leased Property and such Capital Additions, after deducting from such rent all costs and expenses incurred by Landlord in connection with such re-letting or other disposition of the Leased Property and such Capital Additions and all costs and expenses of operating and maintaining the Leased Property and such Capital Additions during the term of any such new lease which are not borne by the tenant thereunder, with the provisions of this
                  Section 6.2(c) to remain in effect until the sale or other final disposition of the Leased Property and such Capital Additions, at which time the Fair Market Added Value of such Capital Addition shall be immediately due and payable, such obligation to be secured by a mortgage on the Leased Property and such Capital Additions, subject to all existing mortgages and encumbrances on the Leased Property at the time of such purchase and assignment; or

         (iv) By making such other arrangement regarding such compensation as shall be mutually acceptable to Landlord and Tenant.

         6.3 Information Regarding Capital Additions. Regardless of the source of financing of any proposed Capital Addition, Tenant shall provide Landlord with such information as Landlord may from time to time reasonably request with respect to such Capital Addition, including, without limitation, the following:

                  (a)  Evidence  that such  Capital  Addition  will be, and upon completion has been, completed in compliance with the applicable requirements of State and federal law with respect to capital expenditures for nursing facilities;

                  (b) Upon completion of such Capital Addition, a copy of the certificate of occupancy for the Facility updated, if required;

                  (c) Such information, certificates, licenses, permits or other documents necessary to confirm that Tenant will be able to use the Capital Addition upon completion thereof in accordance with the Primary intended Use, including all required federal, State or local government licenses and approvals;

                  (d) An Officer's Certificate and a certificate from Tenant's architect setting forth, in reasonable detail, the projected (or actual, if available) Capital Additions Cost and invoices and lien waivers from Tenant's contractors for such work;

                  (e) A deed conveying to Landlord title to any land acquired for the purpose of constructing the Capital Addition free and clear of any liens or encumbrances, except those approved by Landlord and, upon completion of the Capital Addition, a final as-built survey thereof reasonably satisfactory to Landlord;

                  (f) Endorsements to any outstanding policy of title insurance covering the Leased Property or commitments therefor, satisfactory in form and substance to Landlord, (i) updating the same without any additional exceptions except as approved by Landlord, and (ii) increasing the coverage thereof by an amount equal to the Fair Market Value of the Capital Addition (except to the extent covered by the owner's policy of title insurance referred to in subparagraph (g) below);

                  (g) If appropriate, (i) an owner's policy of title insurance insuring fee simple title to any land conveyed to Landlord pursuant to subparagraph (e) above, free and clear of all liens and encumbrances, except those approved by Landlord, and (ii) a lender's policy of title insurance, reasonably satisfactory in form and substance to Landlord and the Lending Institution advancing any portion of the Capital Additions Cost;

                  (h) An appraisal of the Leased Property by a Qualified Appraiser, acceptable to Landlord, and an Officer's Certificate stating that the value of the Leased Property upon completion of the Capital Addition exceeds the Fair Market Value thereof prior to the commencement of such Capital Addition by an amount not less than 80% of the Capital Additions Cost; and

                  (i) Prints of architectural and engineering drawings relating to such Capital Addition and such other certificates, documents, opinions of counsel, appraisals, surveys, certified copies of duly adopted resolutions of the board of directors of Tenant authorizing the execution and delivery of any lease amendment or other instruments reasonably required by Landlord and any Lending Institution advancing or reimbursing Tenant for any portion of the Capital Additions Cost.

         6.4 Non-Capital Additions. Tenant shall have the right, at Tenant's sole cost and expense, to make additions, modifications or improvements to the Leased Property which are not Capital Additions ("Non-capital Additions") from time to time as Tenant, in its reasonable discretion, may deem desirable for the Primary Intended Use, provided that such action will not adversely alter the character or purpose or detract from the value, operating efficiency or revenue-producing capability of the Leased Property, or adversely affect the ability of Tenant to comply with the provisions of this Lease. All such Non-Capital Additions shall,- upon expiration or earlier termination of this Lease, become the property of Landlord, free and clear of all encumbrances other than Permitted Encumbrances.

         6.5 Salvage. All materials which are scrapped or removed in connection with the making of either Capital Additions or repairs required by Article 5 shall be the property of the party paying or providing the financing for such work.

                                   ARTICLE 7

                                      LIENS

         7.1 Liens. Subject to Article 8, Tenant shall not, directly or indirectly, create or allow to remain and shall promptly discharge, at its expense, any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any attachment, levy, claim or encumbrance in respect of the Rent, other than (a) this Lease, (b) the Permitted Encumbrances,
(c) restrictions, liens and other encumbrances which are consented to in writing by Landlord, (d) liens for those taxes of Landlord which Tenant is not required to pay hereunder, (e) subleases permitted by Article 17, (f) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (i) the same are not yet payable, or (ii) are payable without fine or penalty and such liens are being contested in accordance with Article 8, (g) liens of mechanics, laborers, material men, suppliers or vendors for sums disputed, provided that (i) the payment of such sums shall not be postponed under any related contract for more than sixty (60) days after the completion of the action giving rise to such lien and a reserve or another appropriate provision as shall be required by law or generally accepted accounting principles shall have been made therefor, and (ii) any such liens are being contested in accordance with Article 8, and (h) any liens which are the responsibility of Landlord pursuant to Article 21.

         7.2 Landlord's Lien. In addition to any statutory landlord's lien and in order to secure payment of the Rent and all other sums payable hereunder by Tenant, and to secure payment of any lose, cost or damage which Landlord may suffer by reason of Tenant's breach of this Lease, Tenant hereby grants unto Landlord a security interest in and an express contractual lien upon Tenant's Personal Property (except motor vehicles sold from time to time in the ordinary course of Tenant's operations), and all ledger sheets, files, records, documents and instruments (including, without limitation, computer programs, tapes and related electronic data processing) relating to the operation of the Facility (collectively, the "Records") and all proceeds therefrom; and Tenant's Personal Property shall not be removed from the Leased Property without the Landlord's prior written consent, unless no Default or Event of Default shall have occurred and be continuing.

         Upon Landlord's request, Tenant shall execute and deliver to Landlord security agreements and financing statements in form sufficient to perfect the security interests of Landlord in Tenant's Personal Property and the proceeds thereof in accordance with the provisions of the applicable laws of the State and otherwise in form and substance reasonably satisfactory to Landlord. Tenant hereby grants Landlord an irrevocable limited power of attorney, coupled with an interest, to execute all such financing statements in Tenant's name, place and stead. The security interest herein granted is in addition to any statutory lien for the Rent.

         Landlord agrees, at Tenant's request, to execute such documents as Tenant may reasonably require to subordinate the lien granted pursuant to this
Section 7.2 in Tenant's

Personal Property (but not the Records) to the lien of any Person providing purchase money financing with respect thereto.

         7.3 Mechanic's Liens. Except as permitted with respect to Capital Additions, nothing contained in this Lease and no action or inaction by Landlord shall be construed as (a) constituting the consent or request of Landlord, expressed or implied, to any contractor, subcontractor, laborer, material man or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to the Leased Property or any part thereof, or (b) giving Tenant any right, power or permission, to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Landlord in respect thereof or to make any agreement that may create, or in any way be the basis for any right, title, interest, lien, claim or other encumbrance upon the Leased Property, or any portion thereof.

                                   ARTICLE 8

                               PERMITTED CONTESTS

         Tenant shall have the right to contest the amount or validity of any Imposition, Legal Requirement, Insurance Requirement, lien, attachment, levy, encumbrance, charge or claim (collectively "Claims") by appropriate legal proceedings conducted in good faith and with due diligence, provided that (a) the foregoing shall in no way be construed as relieving, modifying or extending Tenant's obligation to pay any Claims as finally determined or prior to the time the Leased Property may be sold in satisfaction thereof, (b) such contest shall not cause Landlord or Tenant to be in default under any mortgage or deed of trust encumbering the Leased Property or any interest therein or result in or reasonably be expected to result in a lien attaching to the Leased Property, and
(c) Tenant shall indemnify and hold harmless Landlord from and against any cost, claim, damage, penalty or expense, including reasonable attorneys' fees, incurred by Landlord in connection therewith or as a result thereof. Upon Landlord's request, Tenant shall either (a) provide a bond or other assurance reasonably satisfactory to Landlord that all Claims which may be assessed against the Leased Property, together with all interest and penalties thereon will be paid, or (b) deposit within the time otherwise required for payment with a bank or trust company, as trustee, as security for the payment of such Claims, an amount sufficient to pay the same, together with interest and penalties in connection therewith and all Claims which may be assessed against or become a Claim against the Leased Property, or any part thereof, in connection with any such contest. Tenant shall furnish Landlord and any Facility Mortgagee with reasonable evidence of such deposit within five (5) days after request therefor. Landlord agrees to join in any such proceedings if required legally to prosecute such contest; provided, however, that Landlord shall not thereby be subjected to any liability therefor (including, for the payment of any costs or expenses in connection therewith). Tenant shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by Tenant or paid by Landlord and for which Landlord has been fully reimbursed by Tenant. If Tenant shall fail (a) to pay any Claims when due, (b) to provide security therefor as provided in this Article 8, or (c) to prosecute any such contest diligently and in good faith, Landlord may, upon reasonable notice to Tenant (which notice may be oral and shall not be required if Landlord shall determine the same is not practicable), pay such charges, together with interest and penalties due with respect thereto, and Tenant shall reimburse Landlord therefor, upon demand, as Additional Rent.

                                   ARTICLE 9

                          INSURANCE AND INDEMNIFICATION

         9.1 General Insurance Requirements. Tenant shall at all times during the Term and any other time Tenant shall be in possession of the Leased Property, keep the Leased Property, and all property located in or on the Leased Property, including Tenant's Personal Property, insured against the risks in the amounts as follows:

                  (a) Commercial general liability insurance, including bodily injury and property damage (in the broadest form available, including broad form contractual liability, fire legal liability, products and completed operations coverage) and healthcare facility professional liability insurance, under which Tenant is named as an insured and Landlord and any Facility Mortgagee are named as additional insureds as their interests may appear, in an amount which shall be at least equal to $1,000,000 per occurrence with respect to bodily injury liability, property damage liability or professional liability, and umbrella coverage of all such claims in an amount not less than $10,000,000;

                  (b) "All-risk" property insurance on a "replacement cost" basis (including boiler and machinery) with the usual extended coverage endorsements (including increased costs of construction, demolition and ordinance or law) covering the Leased Property and Tenant's Personal Property;

                  (c) Business interruption and loss of (i) rent or rental income under a rental value insurance policy covering risk of loss during the lesser of the first twelve (12) months of reconstruction or
         (ii) the actual reconstruction period necessitated by the occurrence of any of the hazards described in paragraph (b) above, in such amounts as may be customary for comparable properties in the area and in an amount sufficient to prevent Landlord or Tenant from becoming a co-insurer;

                  (d) Flood (if the Leased Property which is located in whole or in part within a designated flood plain area) and such other hazards and in such amounts as may be customary for comparable properties in the area, provided the same is available at rates which are economically practical in relation to the risks covered, as determined by Tenant and approved by Landlord, which approval shall not be unreasonably withheld or delayed;

                  (e) Worker's compensation insurance coverage for all persons employed by Tenant on the Leased Property with statutory limits and otherwise with limits of and provisions in accordance with the requirements of applicable local, state and federal law, and employer's liability insurance in such amounts as necessary to satisfy the aforementioned [underlying insurance requirements]; and

                  (f) Such additional insurance as may be reasonably required, from time to time, by Landlord or any Facility Mortgagee.

         9.2 Waiver of Subrogation. Landlord and Tenant agree that (insofar as and to the extent that such agreement may be effective without invalidating or making it impossible to secure insurance coverage from responsible insurance companies doing business in the State) with respect to any property loss which is covered by insurance then being carried by Landlord or Tenant or would be covered by insurance if insurance were maintained in accordance with the applicable provisions of this Lease, respectively, the party carrying such insurance and suffering said loss releases the other of and from any and all claims with respect to such loss; and they further agree that their respective insurance companies shall have no right of subrogation against the other on account thereof, even though extra premium may result therefrom. In the event that any extra premium is payable by Tenant as a result of this provision, Landlord shall not be liable for reimbursement to Tenant for such extra premium.

         9.3 Form Satisfactory, Etc. All policies of insurance required under this Article 9 shall be written in a form reasonably satisfactory to Landlord and written by insurance companies authorized to do business in the State, which insurance companies shall be reasonably satisfactory to Landlord. All policies of insurance required under this Article 9 shall include no deductible in excess of $250,000 and (with the exception of the insurance described in paragraph (e) of Section 9.1) shall name Landlord and any Facility Mortgagee as additional insureds, as their interests may appear. Losses shall be payable to Landlord or Tenant as provided in Article 10. Any loss adjustment shall require the written consent of Landlord, Tenant and each Facility Mortgagee. Evidence of insurance shall be deposited with Landlord and, if requested, any Facility Mortgagee. Tenant shall pay all insurance premiums, and deliver policies or certificates thereof to Landlord prior to their effective date (and, with respect to any renewal policy, five (5) days prior to the expiration of the existing policy), and in the event Tenant shall fail either to effect such insurance as herein required, to pay the premiums therefor or, to deliver such policies or certificates to Landlord at the times required. Landlord shall have the right, but not the obligation, to effect such insurance and pay the premiums therefor, which amounts shall be payable to Landlord, upon demand, as Additional Rent, together with interest accrued thereon at the Base Rate from the date such payment is made until the date repaid. All such policies shall provide Landlord (and any Facility Mortgagee, if required by the same) thirty (30) days prior written notice of any cancellation or non-renewal of such policy (except in the event of any cancellation or non-renewal for non-payment of premium, in which case such policy shall provide for ten (10) days prior written notice thereof).

         9.4 No Separate Insurance. Tenant shall not take out separate insurance, concurrent in form or contributing in the event of loss with that required by Sections 9.1(b), (c) and (d) or increase the amount of any existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of such insurance, including, Landlord and all Facility Mortgagees, are included therein as additional insureds, and the loss is payable under such insurance in the same manner as losses are payable under this Lease. In the event Tenant shall take out any such separate insurance or increase any of the amounts of the then existing insurance, Tenant shall give Landlord prompt written notice thereof.

         9.5 Indemnification of Landlord. Tenant shall indemnify and hold harmless Landlord from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees), to the maximum extent permitted by law, imposed upon or incurred by or asserted against Landlord by reason of: (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased Property or adjoining sidewalks, including, without limitation, any claims of malpractice, (b) any past, present or future use, misuse, non-use, condition, management, maintenance or repair by Tenant or anyone claiming under Tenant of the Leased Property or Tenant's Personal Property or any litigation, proceeding or claim by governmental entities or other third parties to which Landlord is made a party or participant related to the Leased Property or Tenant's Personal Property or such use, misuse, non-use, condition, management, maintenance, or repair thereof including, failure to perform obligations (other than Condemnation proceedings) to which Landlord is made a party, (c) any Impositions (which are the obligations of Tenant to pay pursuant to the applicable provisions of this Lease), and (d) any failure on the part of Tenant or anyone claiming under Tenant to perform or comply with any of the terms of this Lease. Tenant shall pay all amounts payable under this Section
9.5 within ten (10) days after demand therefor, and if not timely paid, such amounts shall bear interest at the overdue rate from the date of determination to the date of payment. Tenant, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Landlord or may compromise or otherwise dispose of the same as Tenant sees fit.

         9.6 Indemnification of Tenant. Landlord shall indemnify and hold harmless Tenant from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses imposed upon or incurred by or asserted against Tenant as a result of the gross negligence or willful misconduct of Landlord.

                                   ARTICLE 10

                                    CASUALTY

         10.1 Insurance Proceeds. All proceeds payable by reason of any loss or damage to the Leased Property and insured under any policy of insurance required by Article 9 shall be paid to Landlord and held in trust by Landlord in an interest-bearing account (subject to the provisions of Section 10.2) and shall be paid out by Landlord from time to time for the reasonable costs of reconstruction or repair of the Leased Property necessitated by damage or destruction. Any excess proceeds of insurance remaining after the completion of the restoration shall be paid to Tenant. In the event neither Landlord nor Tenant is required or elects to restore the Leased Property and this Lease is terminated without purchase or substitution by Tenant pursuant to Section 10.2, all insurance proceeds therefrom shall be retained by Landlord. All salvage resulting from any risk covered by insurance shall belong to Landlord, except any salvage related to Capital Additions paid for by Tenant or Tenant's Personal Property shall belong to Tenant.

         10.2 Reconstruction in the Event of Damage or Destruction.

                  10.2.1 Material Damage or Destruction of Premises. Except as provided in Section 10.8, if, during the Term, the Leased Property shall be totally or partially damaged or destroyed by fire or other casualty and the Facility is thereby rendered Unsuitable for Its Primary

Intended Use, Tenant shall, at Tenant's option, exercisable by written notice to Landlord within thirty (30) days after the date of such damage or destruction, elect either (a) to restore the Facility to substantially the same condition as existed immediately before such damage or destruction, or (b) to offer (i) to purchase the Leased Property from Landlord for a purchase price equal to the greater of the Minimum Repurchase Price or the Fair Market Value Purchase Price of the Leased Property immediately prior to such damage or destruction, or (ii) to substitute a new property for the Leased Property in accordance with the provisions of Article 16. Failure of Tenant to give Landlord written notice of any such election within such 30-day period shall be deemed an election by Tenant to restore the Facility. In the event Tenant shall proceed in accordance with clause (b) preceding and Landlord does not accept Tenant's offer to purchase the Leased Property or substitute another property for the Leased Property within thirty (30) days after receipt of Tenant's notice thereof, Tenant may either (a) withdraw such offer and proceed promptly to restore the Facility to substantially the same conditions as existed immediately before the damage or destruction, or (b) terminate this Lease without further liability hereunder and Landlord shall be entitled to retain the insurance proceeds. In the event Tenant shall acquire the Leased Property or substitute a new property therefor, the insurance proceeds payable on account of such damage shall be Paid to Tenant.

                  10.2.2  Partial Damage or  Destruction.  Except as provided in
Section 10.8, if, during the Term, all or any portion of the Leased Property shall be totally or partially destroyed by fire or other casualty and the Facility is not thereby rendered Unsuitable for its Primary Intended Use, Tenant shall promptly restore the Facility to substantially the same condition as existed immediately before such damage or destruction; provided, however, that if Tenant cannot, using diligent efforts, obtain all government approvals, including building permits, licenses, conditional use permits and certificates of need, necessary to perform all required repair and restoration and to operate the Facility for its Primary Intended Use in substantially the same manner as existed immediately prior to such damage or destruction within one hundred eighty (180) days after the date of such fire or casualty, Tenant shall, within thirty (30) days thereafter elect, by written notice to Landlord, either (a) to substitute a new property or properties for the Leased Property in accordance with the provisions of Article 16, or (b) purchase the Leased Property for a purchase price equal to the greater of the then Minimum Repurchase Price or the Fair Market Value Purchase Price of the Leased Property immediately prior to such damage or destruction. Failure of Tenant to give such notice within such period shall be deemed an election by Tenant to purchase the Leased Property. Within thirty (30) days after receipt of Tenant's notice, Landlord shall give Tenant written notice as to whether Landlord accepts such offer. Failure of Landlord to give such notice shall be deemed an election by Landlord to accept Tenant's offer. If Landlord shall reject such offer, Tenant shall elect, by written notice to Landlord, given within thirty (30) days thereafter, either (a) to withdraw such offer, in which event this Lease shall remain in full force and effect with and Tenant shall proceed to restore the Facility as soon as reasonably practicable to substantially the same condition as existed immediately before such damage or destruction, or (b) terminate this Lease. Failure of Tenant to give such notice within such period shall be deemed an election by Tenant to restore the Leased Property.

         In the event Landlord shall accept Tenant's offer to purchase the Leased Property, this Lease shall terminate with respect thereto upon payment of the purchase price. In the event Landlord shall accept Tenant's offer to substitute a new property or properties, this Lease shall be deemed modified to substitute such new property for the Leased Property (effective as of the date of such substitution pursuant to Article 16) and all insurance proceeds pertaining to the Leased Property shall be paid to Tenant. Landlord and Tenant shall promptly execute appropriate instruments to confirm the foregoing, although the failure to do so shall not affect this Lease.

         10.3 Insufficient Insurance Proceeds. If the cost of the repair or restoration exceeds the amount of insurance proceeds received by Landlord pursuant to Article 9, Tenant shall contribute any excess amounts needed to complete such restoration. Such difference shall be paid by Tenant to Landlord and held by Landlord in trust in an interest bearing account, together with any other insurance proceeds, for application to the cost of repair and restoration in accordance with Section 10.4.

         10.4 Disbursement of Proceeds. In the event Tenant is required to restore the Leased Property pursuant to Sections 10.1 or 10.2, Tenant shall, at its sole cost and expense, commence promptly and continue diligently to perform, or cause to be performed, the repair and restoration of the Leased Property so as to restore the Leased Property in full compliance with all Legal Requirements and otherwise in compliance with any other applicable provisions of this Lease, so that the Leased Property shall be at least equal in value and general utility to its general utility and value immediately prior to such damage or destruction. Subject to the terms hereof, Landlord shall advance the insurance proceeds (other than proceeds of business interruption insurance which shall be advanced as provided below) and the amounts paid to it pursuant to Section 10.3 to Tenant regularly during the repair and restoration period so as to permit payment for the cost of such restoration and repair. Any such advances shall be for not less than $50,000 (or such lesser amount as equals the entire balance of the repair and restoration costs) and Tenant shall submit to Landlord a written requisition and substantiation therefor on AIA Forms G702 and G703 (or on such other form or forms as may be acceptable to Landlord). Landlord may, at its option, condition advancement of such insurance proceeds and other amounts on
(i) the absence of any Default (as to which Landlord has given notice to Tenant) or Event of Default, (ii) its approval of plans and specifications of an architect satisfactory to Landlord (which approval shall not be unreasonably withheld or delayed), (iii) general contractors, estimates, (iv) architect's certificates, (v) unconditional lien waivers of general contractors, (vi) evidence of approval by all governmental authorities and other regulatory bodies whose approval is required and (vii) such other certificates as Landlord may, from time to time, reasonably require. Provided no Default (as to which Landlord has given notice to Tenant) or Event of Default has occurred and is continuing, on the first day of each calendar month during which proceeds of business interruption insurance are disbursed to Landlord under the policy of business interruption insurance maintained pursuant to Article 9, Landlord shall disburse proceeds of business interruption insurance received by it to Tenant upon notice from Tenant accompanied by a certification from Tenant that such moneys will be used for costs or expenses of owning or operating the Leased Property.

         Landlord's obligation to disburse insurance proceeds under this Article 10 shall be subject to the release of such proceeds by any Facility Mortgagee.

         10.5 Tenant's Property. All insurance proceeds payable by reason of any loss of or damage to any of Tenant's Personal Property or Capital Additions financed by Tenant shall be paid to Tenant and Tenant shall hold such proceeds in trust to pay the cost of repairing or replacing damaged Tenant's Personal Property or Capital Additions paid for or financed by Tenant.

         10.6 Restoration of Tenant's Property. If Tenant shall be required or elect to restore the Facility as hereinabove provided Tenant shall either (a) restore all alterations and improvements made by Tenant, Tenant's Personal Property and all Capital Additions paid for or financed by Tenant, or (b) replace such alterations and improvements, Tenant's Personal Property, and/or Capital Additions with improvements or items of the same or better quality and utility in the operation of the Facility.

         10.7 No Abatement of Rent. Unless this Lease shall be terminated as herein provided, during the first twelve (12) months of any period required for repair or restoration, this Lease shall remain in full force and effect and Tenant's obligation to make rental payments and to pay all other charges required by this Lease shall remain unabated during the Term notwithstanding any damage affecting the Leased Property. Thereafter, payments of Minimum Rent shall be adjusted in the manner provided in Section 11.6.

         10.8 Damage Near End of Term.  Notwithstanding  any  provisions of this
Article 10 to the contrary, if (a) damage to or destruction of the Facility occurs during the last twelve (12) months of the Term, (b) Tenant has not elected to extend the Term, (c) no Default (as to which Landlord has given notice to Tenant) or Event of Default shall have occurred and be continuing, and
(d) such damage or destruction cannot be fully repaired and restored within one hundred eighty (180) days immediately following the date of loss, Tenant shall have the right to terminate this Lease by the giving of written notice thereof to Landlord within thirty (30) days after the date of casualty. Failure of Tenant to give such notice within such 30 day period shall be a waiver of Tenant's right to terminate this Lease pursuant to this section.

                                   ARTICLE 11

                                  CONDEMNATION

         11.1 Total Condemnation. If the whole of the Leased Property shall be taken by Condemnation, this Lease shall terminate as of the Date of Taking. In the event a Condemnation of less than the whole of the Leased Property renders the Leased Property Unsuitable for Its Primary Intended Use, Tenant and Landlord shall each have the option, by written notice to the other, given at any time prior to the date title vests in a third party, to terminate this Lease as of the Date of Taking, whereupon this Lease shall terminate as of such date.

         11.2 Partial Condemnation. In the event of a Condemnation of less than the whole of the Leased Property such that Leased Property is still suitable for its Primary Intended Use, or if neither Tenant nor Landlord shall terminate this Lease as provided in Section 11.1, Tenant, at its sole cost and expense, shall, with all reasonable dispatch, restore the untaken portion of the Leased Improvements so that such Leased Improvements shall constitute a complete architectural unit of the same general character and condition (as nearly as may be possible under the circumstances) as the Leased Improvements existing immediately prior to such Condemnation. Landlord shall, subject to and in accordance with the applicable provisions of

Section 10.4, contribute to the cost of restoration that part of its Award allocable to such restoration. In such event, the Minimum Rent shall be permanently reduced as set forth in Section 11.6.

         11.3 Temporary Condemnation. In the event of any temporary Condemnation of all or any part of the Leased Property or Tenant's interest under this Lease, this Lease shall continue in full force and effect and Tenant shall continue to pay, in the manner and on the terms herein specified, the full amount of the Rent. To the extent reasonably practicable, Tenant shall continue to perform and observe all of the other terms and conditions thereof, on the part of Tenant to be performed and observed. The entire amount of any Award made for such temporary Taking or Condemnation allocable to the Term, whether paid by way of damages, rent or otherwise, shall be paid to Tenant. Tenant shall, upon the termination of any such period of temporary Condemnation, at its sole cost and expense (but only to the extent of the Award payable to Tenant), restore the Leased Property as nearly as may be reasonably possible, to the condition that existed immediately prior to such Condemnation, unless such period of temporary use or occupancy shall extend beyond the expiration of the Term, in which case Tenant shall not be required to make such restoration.

         11.4 Tenant's Option. In the event of the termination of this Lease as provided in Section 11.1, Tenant shall have the right, exercisable by written notice to Landlord given within thirty (30) days after receipt by Tenant of notice of Condemnation, to elect (a) to acquire the Leased Property from Landlord for a purchase price equal to the greater of its Minimum Repurchase Price or the Fair Market Value Purchase Price of the Leased Property immediately prior to such Condemnation, in which event, upon the closing of such acquisition, Tenant shall have the right to receive the entire Award, or (b) to substitute a new property therefor in accordance with the provisions of Article 16, in which event Tenant shall receive the entire Award. Failure of Tenant to give such notice within such 30-day period shall be deemed a waiver of Tenant's rights pursuant to this Section 11.4. In the event Landlord shall, by written notice to Tenant given within thirty (30) days after receipt of Tenant's election notice, reject Tenant's offer so to purchase or substitute, Tenant shall restore the Leased Property to substantially the same condition as existed immediately before such Condemnation in accordance with the applicable provisions of this Lease and, in such event, Landlord shall, subject to and in accordance with the applicable provisions of Section 10.4, contribute to the cost of restoration that part of its Award allocable to such restoration.

         11.5 Allocation of Award. Except as provided in the second sentence of this Section 11.5, the total Award shall be solely the property of and payable to Landlord. Any portion of the Award made for the taking of Tenant's leasehold interest in the Leased Property, Capital Additions paid for or financed by Tenant, loss of business at the Leased Property during the remainder of the Term, the taking of Tenant's Personal Property, or Tenant's removal and relocation expenses shall be the sole property of and payable to Tenant. In any Condemnation proceedings, Landlord and Tenant shall each seek its own Award in conformity herewith, at its own expense.

         11.6 Abatement Procedures. In the event of a partial Condemnation as described in Section 11.2, this Lease shall not terminate, but the Minimum Rent shall be abated in the manner and to the extent that is fair, just and equitable to both Tenant and Landlord, taking into consideration, among other relevant factors, the number of usable beds, the amount of square footage, or the revenues affected by such partial or temporary taking or damage or destruction. If Landlord and Tenant are unable to agree upon the amount of such abatement within thirty (30) days after such Condemnation or damage, the matter may be submitted by either party to a court of competent jurisdiction for resolution or, if the parties so agree, the matter may be submitted by the parties for resolution by arbitration in accordance with the rules of the American Arbitration Association.

                                   ARTICLE 12

                              DEFAULTS AND REMEDIES

         12.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Lease:

                  (a) If Tenant shall fail to make any payment of Rent or any other sum payable hereunder when due and such failure shall continue for ten (10) days after written notice thereof;

                  (b) If Tenant shall fail to observe any term, covenant or condition set forth in Section 9 of this Lease and such failure shall continue for ten (10) days after written notice thereof;

                  (c) If Tenant or the Guarantor shall fail to observe or perform any other term, covenant or condition of this Lease and such failure shall continue for thirty (30) days after written notice thereof; provided, however, if any such failure, not involving the payment of money, cannot with due diligence be cured within such thirty
         (30) day period, an Event of Default shall not be deemed to have occurred for such additional period (not to exceed 120 days in the aggregate) required to cure the same so long as Tenant or Guarantor commences sure cure within such thirty (30) day period and thereafter diligently prosecutes such cure to completion;

                  (d) If, following confirmation of a plan of reorganization for Tenant or Guarantor, as applicable,

                           (A) Tenant or Guarantor shall (i) admit in writing its inability, or be unable, to pay its debts generally as they become due; (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency law; (iii) make a general assignment for the benefit of its creditors; (iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property; or (v) file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof; or

                           (B) Tenant or Guarantor shall be adjudicated a bankrupt or shall have an order for relief thereunder entered against it or a court of competent jurisdiction shall enter an order or decree appointing a receiver for it or of the whole or substantially all of its property, or approving a petition filed against it seeking reorganization or arrangement of Tenant or Guarantor under the Bankruptcy Code or any other applicable law or statute of the United States of America or any state thereof, and such judgment, order or decree shall not be vacated or set aside within sixty (60) days from the date of entry thereof;

                  (e) If Tenant or Guarantor shall be liquidated or dissolved, or shall begin proceedings toward such liquidation or dissolution, or, in any manner, permit the sale or divestiture of substantially all of its assets;

                  (f) If the estate or interest of Tenant in the Leased Property or any part thereof shall be levied upon or attached in any proceeding and the same shall not be vacated or discharged within thirty (30) days after commencement thereof (unless Tenant shall be contesting such lien or attachment in accordance with Article 8);

                  (g) If, except as a result of damage, destruction, strikes, lock-outs or a partial or complete Condemnation, Tenant shall voluntarily cease operations on the Leased Property for a period in excess of thirty (30) days; or

                  (h) If any representation or warranty of Tenant or Guarantor and contained in this Lease or the Guaranty shall prove to be untrue in any material respect on the date when made which materially and adversely affects Landlord, and the same shall not be cured within ninety (90) days after written notice thereof;

                  (i) If the Cases of the Tenant or Guarantor shall be dismissed or converted to a Case under Chapter 7 of the Bankruptcy Code; or a trustee under Chapter 7 or Chapter 11 of the Bankruptcy Code, a responsible officer or an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in ss.1106(a)(3) and (4) of the Bankruptcy Code) under ss.1106(b) of the Bankruptcy Code shall be appointed in any of the Cases of the Tenant or Guarantor and the order appointing such trustee, responsible officer or examiner shall not be reversed or vacated within 60 days after the entry thereof; or

                  (j) If an order of the Bankruptcy Court shall be entered reversing, amending, supplementing, staying for a period in excess of 10 days, vacating or otherwise modifying the Orders in a manner that is materially adverse to Landlord.

         Upon the occurrence of any Event of Default, and without further order of or application to the Bankruptcy Court, Landlord and the agents and servants of Landlord lawfully may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter, without demand or notice and with or without process of law (forcibly, if necessary), enter into and upon the Leased Property or any part thereof in the name of the whole or mail a notice of termination addressed to Tenant, and repossess the same and expel Tenant and those claiming through or under Tenant and remove its and their effects (forcibly, if necessary), without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and, upon such entry or mailing as aforesaid, this Lease shall terminate, Tenant hereby waiving all statutory rights to the Leased Property (including, without limitation, rights of redemption, if any, to the extent such rights may be lawfully waived) and Landlord, without notice to Tenant, may store Tenant's effects, and those of any person claiming through or under Tenant, at Tenant's sole expense and risk, and, if Landlord so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant. In addition, subject solely to the terms of the Orders, the automatic stay provided in ss.362 of the Bankruptcy Code shall be deemed automatically vacated without further action or order of the Bankruptcy Court and the Landlord shall be entitled to exercise all of its respective rights and remedies under this Lease Agreement and the Guaranty, including, without limitation, all rights and remedies with respect to the Tenant's Personal Property and Guarantor.

         Upon the occurrence of an Event of Default, Landlord may, in addition to any other remedies provided herein, enter upon the Leased Property and take possession of any and all of Tenant's Personal Property and the Records (subject to any prohibitions or limitations to disclosure of any such data as described in Section 3.1.2(d)) on the Leased Property, without liability for trespass or conversion (Tenant hereby waiving any right to notice or hearing prior to such taking of possession by Landlord) and sell the same at public or private sale, after giving Tenant reasonable notice of the time and place of any public or private sale, at which sale Landlord or its assigns may purchase all or any portion of such Personal Property unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least ten
(10) days before the day of sale. The proceeds from any such disposition, less all expenses incurred in connection with the taking of possession, holding and selling of such property (including, reasonable attorneys, fees) shall be deducted from the proceeds of such sale. Any surplus shall be paid to Tenant or as otherwise required by law and Tenant shall pay any deficiency to Landlord, as Additional Rent, upon demand.

         The automatic stay provided in ss.362 of the Bankruptcy Code shall be modified so as to permit Landlord to deliver notices of default to Tenant and/or Guarantor pursuant to the appropriate paragraphs of Section 12.1 and to take all other actions provided for above without further action or order of the Bankruptcy Court.

         12.2 Remedies. In the event of any termination pursuant to Section 12.1, Tenant shall pay the Rent and other charges payable hereunder up to the time of such termination and, thereafter, Tenant, until the end of what would have been the Term of this Lease in the absence of such termination, and whether or not the Leased Property, or any portion thereof, shall have been re-let, shall be liable to Landlord for, and shall pay to Landlord, as current damages, the Rent and other charges which would be payable hereunder for the remainder of the Term had such termination not occurred, less the net proceeds, if any, of any reletting of the Leased Property, after deducting all expenses in connection with such re-letting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, advertising, expenses of employees, alteration costs and expenses of preparation for such reletting. Tenant shall pay such current damages to Landlord monthly on the days on which the Minimum Rent would have been payable hereunder if this Lease had not been terminated.

         At any time after such termination, whether or not Landlord shall have collected any such current damages, as liquidated final damages and in lieu of all such current damages beyond the date of such demand, at Landlord's election, Tenant shall pay to Landlord either (a) an amount equal to the excess, if any, of the Rent and other charges which would be payable hereunder from the date of such demand (assuming that, for the purposes of this paragraph, annual payments by Tenant on account of Impositions would be the same as payments required for the immediately preceding twelve calendar months, or if less than twelve calendar months have expired since the Commencement Date, the payments required for such lesser period projected to an annual amount shall be determined in the manner set forth above) for what would be the then unexpired term of this Lease if the same remained in effect, over the Fair Market Rental for the same period, or (b) an amount equal to the lesser of (i) the Rent and other charges that would have been payable for the balance of the Term had it not been terminated, or (ii) the aggregate of the Minimum Rent and other charges accrued in the twelve (12) months ended next prior to such termination (without reduction for any free rent or other concession or abatement). In the event this Lease is so terminated prior the expiration of the first, full year of the Term, the liquidated damages which Landlord may elect to recover pursuant to clause
(b)(ii) of this paragraph shall be calculated as if such termination had occurred on the first anniversary of the Commencement Date. Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above.

         In case of any Event of Default, re-entry, expiration and dispossession by summary proceedings or otherwise, Landlord may (a) relet the Leased Property or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option, be equal to, less than or exceed the period which would otherwise have constituted the balance of the Term and may grant concessions or free rent to the extent that Landlord considers advisable and necessary to relet the same, and (b) may make such reasonable alterations, repairs and decorations in the Leased Property as Landlord, in its sole judgment, considers advisable and necessary for the purpose of reletting the Leased Property; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to relet the Leased Property, or any portion thereof, or, in the event that the Leased Property is relet, for failure to collect the rent under such reletting. To the fullest extent permitted by law, Tenant hereby expressly waives any and all rights of redemption granted under any present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Leased Property, by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

         12.3 Waiver. If this Lease is terminated pursuant to Section 12.1 or 12.2, Tenant waives, to the extent permitted by law, (a) any right to a trial by jury in the event of summary proceedings to enforce the remedies set forth in this Article 12, and (b) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.

         WITHOUT LIMITING THE EFFECT OR GENERALITY OF OTHER WAIVERS PROVIDED FOR IN THIS LEASE, TENANT EXPRESSLY WAIVES

THOSE BENEFITS CONFERRED ON TENANTS BY ACT NO. 20, APPROVED APRIL 6, 1951, ENTITLED "THE LANDLORD AND TENANT ACT OF 1951", AS AMENDED, WHICH GOVERN REQUIREMENTS OF NOTICE TO VACATE THE LEASED PREMISES IN THE EVENT OF ANY DEFAULT OR AT THE END OF THE TERM AND REQUIREMENTS REGARDING SECURITY DEPOSITS, THE RETURN THEREOF AND THE ACCOUNTING AND DELIVERY OF INTEREST THEREON.

         12.4 Application of Funds. Any payments received by Landlord under any of the provisions of this Lease during the existence or continuance of any Event of Default (and any payment made to Landlord rather than Tenant due to the existence of an Event of Default) shall be applied to Tenant's obligations in such order as Landlord may determine or as may be prescribed by the laws of the State.

         12.5 Landlord's Right to Cure Tenant's Default. If an Event of Default shall have occurred and be continuing, Landlord, after written notice to Tenant (provided that no such notice shall be required if Landlord shall reasonably determine immediate action is necessary to protect person or property), without waiving or releasing any obligation of Tenant, and without waiving or releasing any Event of Default, may (but shall not be obligated to), at any time thereafter, make such payment or perform such act for the account and at the expense of Tenant, and may, to the extent permitted by law, enter upon the Leased Property, or any portion thereof, for such purpose and take all such action thereon as, in Landlord's opinion, may be necessary or appropriate therefor, including, the management of the Facility by Landlord or its designee, and Tenant hereby irrevocably appoints, in the event of such election by Landlord, Landlord or its designee as manager of the Facility and its attorney in fact for such purpose, irrevocably and coupled with an interest, in the name, place and stead of Tenant. All costs and expenses (including, without limitation, reasonable attorneys, fees) incurred by Landlord in connection therewith, together with interest thereon (to the extent permitted by law) at the Overdue Rate from the date such sums are paid by Landlord until repaid, shall be paid by Tenant to Landlord, on demand.

         12.6 Trade Names. If this Lease is terminated for any reason, Landlord shall, upon the request of Tenant, cause the name of the business conducted upon the Leased Property to be changed to a name other than a Facility Trade Name or any approximation or abbreviation thereof and sufficiently dissimilar to such name as to be unlikely to cause confusion with such name; provided, however, that Tenant shall not thereafter use a Facility Trade Name in the same market in which the Facility is located in connection with any business that competes with the Facility.

                                   ARTICLE 13

                                  HOLDING OVER

         Any holding over by Tenant after the expiration of the Term shall be treated as a daily tenancy at sufferance at a rate equal to two (2) times the Minimum Rent then in effect plus Additional Rent and other charges herein provided (prorated on a daily basis). Tenant shall also pay to Landlord all damages, direct and/or consequential (foreseeable and unforeseeable), sustained by reason of any such holding over. otherwise, such holding over shall be on the terms and conditions set forth in this Lease, to the extent applicable.

                                   ARTICLE 14

                               LANDLORD'S DEFAULT

         If Landlord shall default in the performance or observance of any of its covenants or obligations set forth in this Lease and such default shall continue for a period of thirty (30) days after written notice thereof, or such additional period as may be reasonably required to correct the same (except if such default shall constitute an immediate threat to life or property, five (5) Business Days) Tenant may declare the occurrence of a "Landlord Default" by a second notice to Landlord. Thereafter, Tenant may forthwith cure the same and, subject to the provisions of the following paragraph, invoice Landlord for costs and expenses (including reasonable attorneys' fees and court costs) incurred by Tenant in curing the same, together with interest from the date Landlord receives Tenant's invoice, at a rate equal to the Base Rate. Tenant shall have no right to terminate this Lease for any default by Landlord hereunder and no right, for any such default, to offset or counterclaim against any rent or other charges due hereunder.

         If Landlord shall in good faith dispute the occurrence of any Landlord Default and Landlord, before the expiration of the applicable cure period, shall give written notice thereof to Tenant, setting forth, in reasonable detail, the basis therefor, no Landlord Default shall be deemed to have occurred and Landlord shall have no obligation with respect thereto until final adverse determination thereof. If Tenant and Landlord shall fail, in good faith, to resolve the dispute within five (5) days after Landlord's notice of dispute, either may submit the matter to arbitration for resolution in accordance with the commercial arbitration rules of the American Arbitration Association. Such arbitration shall be final and binding on Landlord and Tenant and judgment thereon may be entered into any court of competent jurisdiction. Within five (5) days after submission to arbitration, Landlord and Tenant shall submit all information required for such arbitration and shall take all other actions required for such arbitration to proceed and the arbitrators shall be instructed to render a determination as soon as possible and in any event not later than thirty (30) days after submission.

                                   ARTICLE 15

                              PURCHASE OF PREMISES

         In the event Tenant shall purchase the Leased Property from Landlord pursuant to any of the terms of this Lease, Landlord shall, upon receipt from Tenant of the applicable purchase price, together with full payment of any unpaid Rent and other charges due and payable with respect to any period ending on or before the date of the purchase, deliver to Tenant a title insurance policy, together with an appropriate deed or other instruments, conveying the entire interest of Landlord in and to the Leased Property to Tenant, free and clear of all encumbrances other than (a) those Tenant has agreed hereunder to pay or discharge, (b) those liens, if any, which Tenant has agreed in writing to accept and take title subject to, (c) the Permitted Encumbrances, and (d) any other encumbrances permitted to be imposed on the Leased Property (x) pursuant to the terms of this Lease or (y) otherwise permitted to be imposed under the provisions of Section 21.1 which are assumable at no cost to Tenant or to which Tenant may take subject without cost to Tenant. The difference between the applicable purchase price and the total of the encumbrances assumed or taken subject to shall be paid in cash to Landlord or as Landlord may direct, in federal or other immediately available funds. The closing of any such sale shall be contingent upon and subject to Tenant's obtaining all required governmental consents and approvals for such transfer and if such sale shall fail to be consummated by reason of the inability of Tenant to obtain all such approvals and consents, any options to extend the Term of this Lease which otherwise would have expired during the escrow period of such proposed sale shall be deemed to remain in effect for 30 days after termination thereof. All expenses of such conveyance, including, without limitation, the cost of title examination or standard coverage title insurance, usually paid by a purchaser of real property in the State shall be paid by Tenant; all expenses of such conveyance usually paid by a seller of real property in the State shall be paid by Landlord.

                                   ARTICLE 16

                SUBSTITUTION OF PROPERTY FOR THE LEASED PROPERTY

         16.1 Tenant's Substitution Option. Provided (a) in the good faith judgment of Tenant, the Leased Property shall become Unsuitable for its Primary Intended Use, (b) no Default or Event of Default shall have occurred and be continuing, and (c) not less than one (1) year shall remain in the Term, Tenant shall have the right, subject to the conditions set forth in this Article 16, upon not less than thirty (30) days prior written notice to Landlord, to substitute one or more properties (collectively, the "Substitute Properties" or individually, "Substitute Property") on the date specified in such notice (the "Substitution Date"); provided, however, that if Tenant is required by court order or administrative action to divest or otherwise dispose of the Leased Property in less than thirty (30) days and Tenant shall have given Landlord prior written notice of the filing of such court or administrative action and kept Landlord reasonably apprised of the status thereof, the time period shall be shortened appropriately to meet the reasonable needs of Tenant, but in no event less than ten (10) Business Days after the receipt by Landlord of such notice. Such notice shall include (a) an Officer's Certificate, setting forth in reasonable detail the reason(s) for the substitution and the proposed Substitution Date, and (b) designate not less than two properties (or groups of properties), each of which properties (or groups of properties) shall provide Landlord with a yield (i.e., annual return on its equity in such property) substantially equivalent to Landlord's yield from the Leased Property at the time of such proposed substitution (or in the case of substitution because of damage or destruction, the yield immediately prior to such damage or destruction) and as reasonably projected over the remaining Term of this Lease (and giving effect to projected residual values).

         16.2 Substitution Procedures.

                  (a) If  Tenant  shall  initiate  a  substitution  pursuant  to
         Section 16.1 or 16.2, Landlord shall have a period of thirty (30) days within which to review the designated properties and such additional information and either accept or reject the Substitute Properties so presented, unless Tenant is required by a court order or administrative action to divest or otherwise dispose of the Leased Property within a shorter time period, in which case the time period shall be shortened appropriately to meet the reasonable needs of Tenant, but in no event shall such period be less than five
         (5) Business Days after Landlord's actual receipt of Tenant's notice (subject to further extension for any period of time in which Landlord is not timely provided with the information provided for in this
         Section 16.3 and Section 16.4 below). Landlord and Tenant shall use good faith efforts to agree on a Substitute Property.

                  (b) In the event that, on or before the expiration of the applicable time period for Landlord's review, Landlord has rejected both of the Substitute Properties so presented, Tenant shall, for a period of sixty (60) days after the expiration of such period, have the right to terminate this Lease, by the giving of written notice thereof to Landlord, accompanied by an offer to purchase the Leased Property on the date set forth in such notice, but in no event less than ninety
         (90) days thereafter, for a purchase price equal to the greater of the then Fair Market Value Purchase Price or the Minimum Repurchase Price, and, subject to the provisions of Article 15, this Lease shall terminate on such purchase date.

                  (c) Landlord shall not unreasonably withhold its consent to an offer by Tenant to substitute a property as set forth in this Article provided (i) Landlord shall determine the Substitute Property shall provide Landlord with a yield substantially equivalent to Landlord's yield from the Leased Property immediately before such substitution or such damage or destruction, as the case may be, and as projected over the remainder of the Term and (ii) the delivery of an opinion of counsel for Landlord confirming that (w) the substitution of the Substitute Property for the Leased Property will qualify as an exchange solely of property of a like-kind under Section 1031 of the Code, in which, generally, except for "boot", no gain or loss will be recognized by Landlord, (x) the substitution will not result in ordinary recapture income to Landlord pursuant to Section 1250(d)(4) of the Code or any other provision of the Code, (y) the substitution will result in income, if any, to Landlord of a type described in Section 856(c)(2) or
         (3) of the Code and will not result in income of the types described in
         Section  856(c)(4)  of the  Code or  result  in the tax  imposed  under
         Section 857(b)(6) of the Code, and (z) the substitution, together with all other substitutions made or requested by Tenant of all or any portion of the Leased Property during the relevant time period, will not jeopardize the qualification of Landlord as a real estate investment trust under Sections 856-860 of the Code.

                  (d) In the event that the then Fair Market Value of the Substitute Property or group of Substitute Properties minus the encumbrances assumed by Landlord, or as to which Landlord will take the Substitute Property or group of Substitute Properties subject, as of the Substitution Date is greater than the then Fair Market Value of the Leased Property minus the encumbrances assumed by Tenant, or as to which the Tenant will take the Leased Property subject, as of the Substitution Date (or in the case of damage or destruction, the Fair Market Value immediately prior to such damage or destruction), Landlord shall pay to Tenant an amount equal to the difference, subject to the limitation set forth below; in the event that such value of the Substitute Property or group of Substitute Properties is less than such value of the Leased Property, Tenant shall pay to Landlord an amount equal to the difference, subject to the limitation set forth below; provided, however, neither Landlord nor Tenant shall be obligated to consummate such substitution if such party would be required to make a payment (the "Cash

         Adjustment") to the other in excess of an amount equal to five percent (5%) of the Fair Market Value of the Leased Property.

                  (e) The Rent for such Substitute Property shall, in all respects, provide Landlord with a yield (i.e., annual return on its equity in such property) substantially equivalent to Landlord's yield from the Leased Property at the time of such substitution (or in the case of substitution because of damage or destruction the yield immediately prior to such damage or destruction) and as reasonably projected over the remaining Term, taking into account the Cash Adjustment paid or received by Landlord and any other relevant factors, as reasonably determined by Landlord.

                  (f) The Minimum Repurchase Price of the Substitute Property shall be an amount equal to the Minimum Repurchase Price of the Leased Property (i) increased by any Cash Adjustment paid by Landlord pursuant to paragraph (d) above, or (ii) decreased by any Cash Adjustment paid by Tenant pursuant to paragraph (d) above.

         16.3  Conditions  to  Substitution.   On  the  Substitution  Date,  the
Substitute Property shall become the Leased Property hereunder, upon delivery by Tenant to Landlord of the following:

                  (a) an Officer's Certificate certifying that (i) the Substitute Property has been accepted by Tenant for all purposes of this Lease and there has been no material damage to the improvements located thereon, nor is any Condemnation pending or threatened with respect thereto; (ii) all appropriate permits, licenses and certificates (including, but not limited to, a permanent, unconditional certificate of occupancy and all certificates of need, licenses and provider agreements) which are necessary to permit the use of the Substitute Property in accordance with the provisions of this Lease have been obtained and are in full force and effect; (iii) under applicable zoning and use laws, ordinances, rules and regulations, the Substitute Property may be used for the purposes contemplated by this Lease and all necessary subdivision approvals, if any, have been obtained; (iv) there are no mechanics, or materialmen's liens outstanding or threatened to the knowledge of Tenant against the
         Substitute Property arising out of or in connection with the construction of the improvements thereon, other than those being contested by Tenant pursuant to Article 8; (v) to the best knowledge of Tenant, there exists no Default or Event of Default, and no defense, offset or claim with respect to any sums payable by Tenant hereunder; and (vi) any exceptions to Landlord's title to the Substitute Property do not materially interfere with the intended use of the Substitute Property by Tenant;

                  (b) a deed with full warranties or assignment of a leasehold estate with full warranties (as applicable) conveying to Landlord title to the Substitute Property free and clear of any liens or encumbrances, except those approved by Landlord;

                  (c) an amendment duly executed, acknowledged and delivered by Tenant, in form and substance satisfactory to Landlord, amending this Lease to correct the legal description of the Land and make such other changes herein as may be necessary or appropriate under the circumstances;

                  (d) counterparts of a standard owner's or lessee's (as applicable) policy of title insurance covering the Substitute Property (or a valid, binding, unconditional commitment therefor), dated as of the Substitution Date, in current form and including mechanics' and materialmen's lien coverage, issued to Landlord by a title insurance company and in the form reasonably satisfactory to Landlord, which policy shall (i) insure (x) Landlord's fee title or leasehold estate to the Substitute Property, subject to no liens or encumbrances except those approved by Landlord and (y) that any restrictions affecting the Substitute Property have not been violated; (ii) be in an amount at least equal to the Fair Market Value of the Substitute Property; and
         (iii) contain such affirmative coverage endorsements as Landlord shall reasonably request;

                  (e) certificates of insurance with respect to the Substitute Property fulfilling the requirements of Article 9;

                  (f) current appraisals or other evidence satisfactory to Landlord, in its sole discretion, as to the then current Fair Market Values and the projected residual values of such Substitute Property and the Leased Property as to which such substitution is being made;

                  (g) all available revenue data relating to the Substitute Property for the period from the date of opening for business of the Facility on such Substitute Property to the date of Tenant's most recent Fiscal Year end or for the most recent three (3) years, whichever is less; and

                  (h) such other certificates, documents, opinions of counsel and other instruments as may be reasonably required by Landlord.

         16.4 Conveyance to Tenant. On the Substitution Date, Landlord shall convey the Leased Property to Tenant in accordance with the provisions of
Article 15 (except as to payment of any expenses in connection therewith which shall be governed by Section 16.6) upon either (a) payment in cash therefor or
(b) conveyance to Landlord of the Substitute Property, as appropriate.

         16.5 Expenses. Tenant shall pay or cause to be paid, on demand, all reasonable costs and expenses paid or incurred by Landlord in connection with the substitution and conveyance of the Leased Property and Substitute Property, including, but not limited to, (a) reasonable fees and expenses of counsel, (b) all printing expenses, (c) the amount of filing, registration and recording taxes and fees, (d) the cost of preparing and recording, if appropriate, a release of the Leased Property from the lien of any mortgage, (e) brokers, fees and commissions, (f) documentary stamp and transfer taxes, (g) title insurance charges and premiums, and (h) escrow fees.

                                   ARTICLE 17

                            SUBLETTING AND ASSIGNMENT

         17.1 Subletting and Assignment. Except as hereinafter provided, Tenant shall not assign, mortgage, pledge, hypothecate, encumber or otherwise transfer this Lease or sublease (which term shall be deemed to include the granting of concessions and licenses and the like) all or any part of the Leased Property or suffer or permit this Lease or the leasehold estate hereby created or any other rights arising under this Lease to be assigned, transferred, mortgaged, pledged, hypothecated or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, or permit the use or occupancy of the Leased Property by anyone other than Tenant, or the Leased Property to be offered or advertised for assignment or subletting except as hereinafter provided. For purposes of this Section 17.1, an assignment of this Lease shall be deemed to include any transaction pursuant to which Tenant is merged or consolidated with another entity or pursuant to which all or substantially all of Tenant's assets are transferred to any other entity, as if such transaction were an assignment of this Lease.

         If this Lease is assigned or if the Leased Property or any part thereof are sublet (or occupied by anybody other than Tenant and its employees) Landlord, after default by Tenant hereunder, may collect the rents from such assignee, subtenant or occupant, as the case may be, and apply the net amount collected to the Rent herein reserved, but no such collection shall be deemed a waiver of the provisions set forth in the first paragraph of this Section 17.1, the acceptance by Landlord of such assignee, subtenant or occupant, as the case may be, as a tenant, or a release of Tenant from the future performance by Tenant of its covenants, agreements or obligations contained in this Lease.

         No subletting or assignment shall in any way impair the continuing primary liability of Tenant hereunder, and no consent to any subletting or assignment in a particular instance shall be deemed to be a waiver of the obligation to obtain the Landlord's written approval in the case of any other subletting or assignment. No assignment, subletting or occupancy shall affect the Primary Intended Use. Any subletting, assignment or other transfer of Tenant's interest in this Lease in contravention of this Section 17.1 shall be voidable at Landlord's option.

         Tenant shall have the right, without the consent of Landlord, (A) to assign Tenant's interest in this Lease to a corporation or other entity which shall (1) control, (2) be under the control of, or (3) be under common control with the Tenant (the term "control" and "controlling" as used herein shall be deemed to mean ownership or control (direct or indirect) of more than 50% of the outstanding voting stock of a corporation, or an equivalent majority and controlling interest in another form of entity) (any such entity being a "Related Entity"); (B) to sublease all or part of the Leased Property to a Related Entity; and (C) to grant concessions and licenses (subject and subordinate to this Lease and to the matters to which the Lease is subject and subordinate), in the ordinary course of Tenant's business, for portions of the Leased Property to be used in connection with Tenant's Primary Intended Use.

         If the rent and other sums (including, without limitation, the reasonable value of any services performed by any assignee or subtenant in consideration of such assignment or sublease) either initially or over the term of any assignment or sublease (excluding any assignment or sublease to a Related Entity), payable by such assignee or subtenant on account of an assignment or sublease exceed the Rent called for hereunder with respect to the space assigned or sublet, Tenant shall pay to Landlord as Additional Rent one hundred percent (100%) of such excess net of the costs and expenses incurred by Tenant in procuring such sublease payable monthly at the time for payment Minimum Rent.

         17.2 Required Sublease Provisions. Any sublease of all or any portion of the Leased Property shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subject or subordinate, and that in the event of termination of this Lease or reentry or dispossession of Tenant by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that neither Landlord nor any Facility Mortgagee, as holder of a mortgage or as Landlord under this Lease, if such mortgagee succeeds to that position, shall
(a) be liable for any act or omission of Tenant under such sublease, (b) be subject to any credit, counterclaim, offset or defense which theretofore accrued to such subtenant against Tenant, (c) be bound by any previous modification of such sublease or by any previous prepayment of more than one (1) month's rent,
(d) be bound by any covenant of Tenant to undertake or complete any-construction of the Leased Property or any portion thereof, (e) be required to account for any security deposit of the subtenant other than any security deposit actually delivered to Landlord by Tenant, (f) be bound by any obligation to make any payment to such subtenant or grant any credits, except for services, repairs, maintenance and restoration provided for under the sublease to be performed after the date of such attornment, (g) be responsible for any monies owing by Tenant to the credit of such Subtenant, or (h) be required to remove any person occupying the Leased Property or any part thereof; and such sublease shall provide that the subtenant thereunder shall, at the request of Landlord, execute a suitable instrument in confirmation of such agreement to attorn. The provisions of this paragraph shall not be deemed a waiver of the provisions set forth in the first paragraph of Section 17.1.

         17.3 Sublease Limitation. Anything contained in this Lease to the contrary notwithstanding, (a) Tenant shall not sublet the Leased Property on any basis such that the rental to be paid by the sublessee thereunder would be based, in whole or in part, on either (i) the income or profits derived by the business activities of the sublessee, or (ii) any other formula such that any portion of the sublease rental would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto and (b) Tenant will neither assign (including through merger or consolidation) or sublet the Leased Property to any Person performing management or servicing functions to, or on behalf of, Landlord or any Affiliated Person thereof if either Landlord or its Affiliated Person intends such Person to qualify as an "independent contractor from whom" neither Landlord nor any Affiliated Person thereof "derives or receives any income" within the meaning of Section 856 of the Code, nor will Tenant acquire any asset or enter into any merger, consolidation or other transactions that would require it to perform such functions in the capacity of a Person that either Landlord or any Affiliated Person thereof intends to be an "independent contractor from whom" neither Landlord nor any Affiliated Person "derives or receives any income" within the meaning of Section 856 of the Code.

         17.4 Assignment and Subletting Procedure. Anything contained in this Lease to the contrary notwithstanding, if Tenant wishes to enter into a sublease with respect to any portion of the Leased Property or an assignment of this Lease, Tenant shall give Landlord notice of such intent, which notice ("Tenant's Notice") shall state, in the event of a proposed sublease, the location and amount of area intended to be covered by such sublease and the term of the proposed sublease, the proposed effective date of such sublease or assignment, and the identity of such proposed subtenant or assignee and such other information with respect thereto as Landlord may reasonably require. Landlord shall not unreasonably withhold its consent to any proposed assignment or sublease, and Landlord shall be deemed to have consented to any proposed assignment or sublease with a Related Entity, provided that in any such case Tenant shall deliver to Landlord a written instrument, in form and substance reasonably satisfactory to Landlord, pursuant to which such assignee agrees directly with Landlord to be bound by all the terms of this Lease and to be jointly and severally liable with Tenant for all of Tenant's obligations under this Lease.

                                   ARTICLE 18

                      CERTIFICATES AND FINANCIAL STATEMENTS

         18.1 Estoppel Certificates. At any time and from time to time, upon not less than twenty (20) days prior written notice by Landlord, Tenant shall furnish to Landlord an Officer's Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications), the date to which the Rent has been paid, that, to the best of Tenant's knowledge and belief after making due inquiry, Tenant is not in default in the performance or observance of any of the terms of this Lease and that no event exists which with the giving of notice, lapse of time, or both, would constitute a default hereunder, or if Tenant shall be in default or any such event shall exist, specifying in reasonable detail all such defaults or events, and the steps being taken to remedy the same, and such additional information as Landlord may reasonably request. Any such certificate furnished pursuant to this section may be relied upon by Landlord and any prospective purchaser or mortgagee of the Leased Property.

         18.2   Financial   Statements.   Tenant  shall  furnish  the  following
statements to Landlord:

                  (a) Within forty-five (45) days after each of the first three quarters of each Fiscal Year, the most recent Consolidated Financials of Tenant, together with an Officer's Certificate certifying to the accuracy of such Consolidated Financials;

                  (b) Within one hundred twenty (120) days after the end of each Fiscal Year, the most recent Consolidated Financials of Tenant for such year, together with an Officer's Certificate certifying to the accuracy of such Consolidated Financials; and

                  (c) At any time and from time to time upon not less than twenty (20) business days notice from Landlord, any Consolidated Financials or any other financial reporting information required to be filed by Landlord with any securities and exchange commission, the SEC or any successor agency, or any other governmental authority, or required pursuant to any order issued by any court governmental authority or arbitrator in any litigation to which Landlord is a party, for purposes of compliance therewith, but only to the extent such information is reasonably available and then all at the sole cost and expense of Landlord.

         18.3  General  Operations.  Tenant  covenants  and agrees to furnish to
Landlord:

                  18.3.1 Reimbursement, Licensure, Etc. Within thirty (30) days after request therefor by Landlord (but in each case only to the extent such information is reasonably available and then at the sole cost and expense of Landlord), copies of:

                           (A) The primary operating license  authorizing Tenant
                  to operate the Facility for its Primary Intended Use;

                           (B) All  Medicare  and  Medicaid  certifications  and
                  provider agreements with respect to the Facility;

                           (C) A  Nursing  Home  Administrator  License  for the
                  individuals employed in such capacity with respect to the Facility; and

                           (D) All reports of surveys, statements of deficiencies, plans of correction, and all material correspondence relating thereto, including, without limitation, all reports and material correspondence concerning compliance with or enforcement of licensure and Medicare/Medicaid requirements, including physical environment and Life Safety Code survey reports (excluding, however, correspondence which may be subject to any attorney-client privilege).

                                   ARTICLE 19

                                 LANDLORD ACCESS

         19.1 Landlord's Right to Inspect. Tenant shall permit Landlord and its authorized representatives to inspect the Leased Property during usual business hours, and to do and make such repairs as Landlord is permitted or required to make pursuant to the terms of this Lease, subject to any security, health, safety or patient or business confidentiality requirements of Tenant or any governmental agency or Insurance Requirement relating to the Leased Property or imposed by law.

         19.2  Landlord's  Option to Purchase  the Tenant's  Personal  Property:
Transfer of Licenses. Effective on not less than ninety (90) days' prior notice given at any time within one hundred eighty (180) days after the expiration of the Term (or such shorter period as shall be appropriate if this Lease is terminated prior to its expiration date), Landlord shall have the option to purchase all (but not less than all) of Tenant's Personal Property (except motor vehicles), if any, at the expiration or termination of this Lease, for an amount equal to the then net market value thereof (current replacement cost as determined by appraisal less accumulated depreciation on Tenant's books pertaining thereto), subject to, and with appropriate price adjustments for, all equipment leases, conditional sale contracts, UCC-1 financing statements and other encumbrances to which such Personal Property is subject; provided, however, Landlord shall not have the right to purchase any Facility Trade Name or logo.

                                   ARTICLE 20

                                    APPRAISAL

         20.1 Appraisal Procedure. In the event that it becomes necessary to determine the Fair Market Value, Fair Market Value Purchase Price or Fair Market Rental of the Leased Property or a Substitute Property for any purpose of this Lease, the party required or permitted to give notice of such required determination (the "Initiating Party") shall include in such notice the name of a designated Qualified Appraiser (hereinafter defined) on its behalf. Within 10 days after notice, the party receiving such notice (the "Responding Party") shall, by written notice to the other, appoint a second Qualified Appraiser. If the Responding Party shall fail, neglect or refuse within said ten-day period to designate another appraiser willing so to act, the appraiser designated by the Initiating Party shall designate the second Qualified Appraiser within ten (10) days thereafter. The two appraisers so designated shall meet within ten (10) days after the second appraiser is designated, and, if within ten (10) days after the second appraiser is designated, the two appraisers do not agree upon the Fair Market Value, Fair Market Value Purchase Price or Fair Market Rental, as the case may be, of the applicable property as of the relevant date, the two appraisers shall designate a third Qualified Appraiser, within ten (10) days thereafter. In the event that the two appraisers are unable to agree upon the appointment of a third Qualified Appraiser within such ten (10) day period, either Landlord or Tenant, on behalf of both, may then request appointment of such appraiser the then president of the American Arbitration Association. In the event of a failure, refusal or inability of any appraiser to act, a new appraiser shall be appointed in his stead, which appointment shall be made in the same manner as hereinabove provided for the appointment of such appraiser so failing, refusing or being unable to act. In the event that all appraisers cannot agree upon such value ten (10) days as aforesaid, each appraiser shall submit his appraisal of such value to the other two appraisers in writing, and such value shall be determined by calculating the average of the two numerically closest (or, if the values are equidistant, all three) values determined by the three appraisers.

         The costs, other than counsel fees, of such appraisal shall be borne equally by the parties. Upon determining such value, the appraisers shall promptly notify Landlord and Tenant in writing of such determination. If any party shall fail to appear at the hearings appointed by the appraisers, the appraisers may act in the absence of such party.

         The determination of the board of appraisers (or the single additional Qualified Appraiser, as appropriate) made in accordance with the foregoing provisions shall be final and binding upon the parties, such determination may be entered as an award in arbitration in a court of competent jurisdiction, and judgment thereon may be entered.

                                   ARTICLE 21

                                    MORTGAGES

         21.1 Landlord May Grant Liens. Without the consent of Tenant, Landlord may, subject to the terms and conditions set forth in this Section 21.1, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement ("Encumbrance") upon the Leased Property, or any portion thereof or interest therein, whether to secure any borrowing or other means of financing or refinancing. Any such Encumbrance, other than one the proceeds of which are used to finance construction of a Capital Addition pursuant to the provisions of Sections 6.1 and 6,3, shall include the right to prepay (whether or not subject to a prepayment penalty) and shall provide (subject to Section 21.2) that it is subject to the rights of Tenant under this Lease.

         21.2 Subordination of Lease. Subject to Section 21.1 and the last paragraph of this Section 21.2, this Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to any ground or master lease, and all renewals, extensions, modifications and replacements thereof, and to all mortgages and deeds of trust, which may now or hereafter affect the Leased Property or any improvements thereon and/or any of such leases, whether or not such mortgages or deeds of trust shall also cover other lands and/or buildings and/or leases, to each and every advance made or hereafter to be made under such mortgages and deeds of trust, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and deeds of trust and all consolidations of such mortgages and deeds of trust. This section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such lease or the holder of any such mortgage or the trustee or beneficiary of any deed of trust or any of their respective successors in interest may reasonably request to evidence such subordination. Any lease to which this Lease is, at the time referred to, subject and subordinate is herein called "Superior Lease" and the lessor of a Superior Lease or its successor in interest at the time referred to, is herein called "Superior Landlord" and any mortgage or deed of trust to which this Lease is, at the time referred to, subject and subordinate, is herein called "Superior Mortgage" and the holder, trustee or beneficiary of a Superior Mortgage is herein called "Superior Mortgagee".

         If any Superior Landlord or Superior Mortgagee or the nominee or designee of any Superior Landlord or Superior Mortgagee shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, or otherwise, then at the request of such party so succeeding to Landlord's rights (herein called "Successor Landlord") and upon such Successor Landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Upon such attornment this Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease, except that the Successor Landlord (unless formerly the landlord under this Lease or its nominee or designee) shall not be (a) liable in any way to Tenant for any act or omission, neglect or default on the, part of Landlord under this Lease, (b) responsible for any monies owing by or on deposit with Landlord to the credit of Tenant, (c) subject to any counterclaim or setoff which theretofore accrued to Tenant against Landlord, (d) bound by any modification of this Lease subsequent to such Superior Lease or Mortgage, or by any previous prepayment of Minimum Rent for more than one (1) month, which was not approved in writing by the Superior Landlord or the Superior Mortgagee thereto, (e) liable to the Tenant beyond the Successor Landlord's interest in the Leased Property and the rents, income, receipts, revenues, issues and profits issuing from the Leased Property, (f) responsible for the performance of any work to be done by the Landlord under this Lease to render the Leased Property ready for occupancy by Tenant, or (g) required to remove any person occupying the Leased Property or any part thereof, except if such person claims by, through or under the Successor Landlord. Tenant agrees at any time and from time to time to execute a suitable instrument in confirmation of Tenant's agreement to attorn, as aforesaid.

         Tenant's obligation to subordinate this Lease and Tenant's rights hereunder to any Superior Mortgage or Superior Lease shall be conditioned upon Landlord obtaining from any Superior Mortgagee or Superior Landlord, an agreement which shall be executed by Tenant and such Superior Mortgagee or Superior Landlord which shall provide in substance that so long as no Event of Default exists as would entitle Landlord or any such Superior Mortgagee or Superior Landlord to terminate this Lease or would cause, without any further action of Landlord or such Superior Mortgagee or Superior Landlord, the termination of this Lease or would entitle Landlord or such Superior Mortgagee or Superior Landlord to dispossess Tenant, this Lease shall not be terminated, nor shall Tenant's use, possession or enjoyment of the Leased Property, in accordance with the terms and provisions of this Lease, be interfered with, nor shall the leasehold estate granted by this Lease be affected in any other manner, in any foreclosure or any action or proceeding instituted under or in connection with such Superior Mortgage or Superior Lease, or in the event such Superior Mortgagee or Superior Landlord takes possession of the Leased Property pursuant to any provisions of such Superior Mortgage or Superior Lease, unless Landlord or such Superior Mortgagee or Superior Landlord would have had such right of termination pursuant to this Lease. Such agreement shall be in form customarily used by the holder of any such Superior Mortgage or Superior Lease.

         21.3 Notice to Mortgagee and Ground Landlord. Subsequent to the receipt by Tenant of notice from any person, firm or other entity that it is a Facility Mortgagee, or that it is the ground lessor under a lease with Landlord, as ground lessee, which includes the Leased Property as part of the demised premises, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given to such Facility Mortgagee or ground lessor and the curing of any of Landlord's defaults by such Facility Mortgagee or ground lessor shall be treated as performance by Landlord.

                                   ARTICLE 22

                         ADDITIONAL COVENANTS OF TENANT

         22.1 Notice of Change of Name, Administrator, Etc. Tenant shall give prompt notice to Landlord of any change in (a) the name (operating or otherwise) of Tenant or the Facility, (b) the individual licensed as administrator of the Facility, (c) the number of beds in any bed category for which the Facility is licensed or the number of beds in any bed category available for use at the Facility (except for changes in the number of certified distinct part beds made for reimbursement maximization purposes), and (d) the patient and/or child care services that are offered at the Facility.

         22.2 Notice of Litigation, Potential Event of Default, Etc. Tenant shall give prompt notice to Landlord of any litigation or any administrative proceeding to which it may hereafter become a party which involves a potential liability equal to or greater than $250,000, or which may otherwise result in any material adverse change in the business, operations, property, prospects, results of operation or condition, financial or other, of Tenant. Forthwith upon Tenant obtaining knowledge of any Default or Event of Default, or any event or condition that would be required to be disclosed in a current report filed by Tenant on Form 8-K or in Part II of a quarterly report on Form 10-Q if Tenant were required to file such reports under the Securities Exchange Act, of 1934, as amended, Tenant shall give Landlord notice thereof, which notice shall set forth in reasonable detail the nature and period of existence thereof and what action Tenant has taken or is taking or proposes to take with respect thereto.

         22.3 Distributions, Payments to Affiliated Persons, Etc. Tenant will not declare, order, pay or make, directly or indirectly, any distribution or any payment to any Affiliated Person as to Tenant (including payments in the ordinary course of business and payment pursuant to management agreements with any such Affiliated Person) or set apart any sum or property therefor, or agree to do so, if, at the time of such proposed action, or immediately after giving effect thereto, any event or condition shall exist which constitutes a Default (as to which Landlord has given notice to Tenant) or an Event of Default.

                                   ARTICLE 23

                                  MISCELLANEOUS

         23.1 No Waiver. No failure by Landlord or Tenant to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. To the extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

         23.2 Remedies Cumulative. To the extent permitted by law, each legal, equitable or contractual right, power and remedy of Landlord, now or hereafter provided either in this Lease or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Landlord or Tenant of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Landlord or Tenant of any or all of such other rights, powers and remedies.

         23.3 Acceptance of Surrender. No surrender to Landlord of this Lease or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Landlord and no act by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord, shall constitute an acceptance of any such surrender.

         23.4 No Merger of Title. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same person, firm, corporation or other entity may acquire, own or hold, directly or indirectly (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (b) the fee estate or ground landlord's interest in the Leased Property.

         23.5 Conveyance by Landlord. If Landlord or any successor owner of the Leased Property shall convey the Leased Property in accordance with the terms hereof other than as security for a debt, and the grantee or transferee of the Leased Property shall expressly assume all obligations of Landlord hereunder arising or accruing from and after the date of such conveyance or transfer and shall be reasonably capable of performing the obligations of Landlord hereunder, Landlord or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Landlord under this Lease arising or accruing from and after the date of such conveyance or other transfer as to the Leased Property and all such future liabilities and obligations shall thereupon be binding upon the new owner.

         23.6 Quiet Enjoyment. So long as Tenant shall pay the Rent as the same becomes due and shall substantially comply with all of the terms of this Lease and perform its obligations hereunder, Tenant shall peaceably and quietly have, hold and enjoy the Leased Property for the Term hereof, free of any claim or other action by Landlord or anyone claiming by, through or under Landlord, but subject to all liens and encumbrances of record as of the date hereof or hereafter consented to by Tenant. Except as otherwise provided in this Lease, no failure by Landlord to comply with the foregoing covenant shall give Tenant any right to cancel or terminate this Lease or abate, reduce or make a deduction from or offset against the Rent or any other sum payable under this Lease, or to fail to perform any other obligation of Tenant hereunder. Notwithstanding the foregoing, Tenant shall have the right, by separate and independent action to pursue any claim it may have against Landlord as a result of a breach by Landlord of the covenant of quiet enjoyment contained in this Section.

         23.7 Landlord's Liability. THE DECLARATION OF TRUST OF LANDLORD, DATED ________________, 1999, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HRES1 PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF LANDLORD SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, LANDLORD. ALL PERSONS DEALING WITH LANDLORD, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF LANDLORD, FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION. Tenant, its successors and assigns, shall not assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Leased Property and in the rents, issues and profits thereof, and Tenant agrees to look solely to such interest for the satisfaction of any liability or claim against Landlord under this Lease, it being specifically agreed that in no event whatsoever shall Landlord (which term shall include, without limitation, any general or limited partner, trustees, beneficiaries, officers, directors, or stockholders of Landlord) ever be personally liable for any such liability. In no event shall Landlord ever be liable to Tenant for any indirect or consequential damages.

         23.8 Landlord's Consent. Where provisions are made in this Lease for Landlord's consent and Landlord shall fail or refuse to give such, consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent, it being intended that Tenant's sole remedy shall be an action for specific performance or injunction, and that such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold its consent.

         23.9 Memorandum of Lease. Neither Landlord nor Tenant shall record this Lease. However, Landlord and Tenant shall promptly, upon the request of either, enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the State in which reference to this Lease, and all options contained herein, shall be made. Tenant shall pay all costs and expenses of recording such memorandum of this Lease.

         23.10 Notices.

                  (a) Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Lease shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

                  (b) All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Lease upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Lease a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

                  (c) All such notices shall be addressed,

                           if to Landlord to it at:

                           c/o SENIOR HOUSING PROPERTIES TRUST
                           400 Centre Street
                           Newton, MA  02458
                           Telecopy no.:  (617) 796-8349
                           Attention:  President,

                           with copy to:

                           SULLIVAN & WORCESTER LLP
                           One Post Office Square
                           Boston, MA 02109
                           Telecopy no.:  (617) 338-2880
                           Attention: Alexander A. Notopoulos, Jr. Esq., and if to any Tenant, to it:

                           c/o Integrated Health Services, Inc.
                           The Highlands
                           910 Ridgebrook Road
                           Sparks, MD 21152
                           Telecopy no.:  (410) 773-1020
                           Attention:  Daniel J. Booth,
                                       Senior Vice President, Finance

                           with a copy to:

                           Parker Chapin LLP
                           405 Lexington Avenue
                           New York, NY  10174
                           Telecopy no.:  (212) 704-6288
                           Attention:  Charles P. Greenman, Esq.

                  (d) By notice given as herein provided, the parties hereto and their respective successor and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

         23.11 Construction. Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities of, Tenant or Landlord arising prior to any date of termination of this Lease shall survive such termination. If any term or provision of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term or provisions shall not be affected thereby. If any late charges or any interest rate provided for in any provision of this Lease are based upon a rate in excess of, the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party to be charged. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Lease represents the entire agreement among the parties and amends and restates the original Leases in their entirety. This Lease may not be amended or modified in any respect except by the written agreement of Landlord and Tenant. Landlord and Tenant intend that this Lease shall be construed as a post-petition agreement of Tenant, notwithstanding that it is dated January 1, 2000.

         23.12 Governing Law. This Lease shall be interpreted, construed, applied and enforced in accordance with the laws of the State applicable to contracts between residents of the State which are to be performed entirely within the State, regardless of (i) where this Lease is executed or delivered; or (ii) where any payment or other performance required by this Lease is made or required to be made; or (iii) where any breach of any provision of this Lease occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending;

or (v) the nationality, citizenship, domicile, principle place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than the State; or (vii) any combination of the foregoing.

         23.13 Consent to Jurisdiction. To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Lease may be brought and prosecuted in such court or courts located in the State as is provided by law; and the parties consent to the jurisdiction of said court or courts located in the State and, to service of process by registered mail, return receipt requested, or by any other manner provided by law.

         IN WITNESS WHEREOF, the parties have executed this Lease, as a sealed instrument, as of the date first above written.

                                    LANDLORD:

                                    HRES1 PROPERTIES TRUST



                                    BY:_________________________________
                                           Its:______________________________


                                     TENANT:

                                     IHS ACQUISITION 135, INC.,
                                     a Delaware corporation


                                     By: _________________________________
                                             Its (Vice) President

                                TABLE OF CONTENTS
                                                                                                             Page

EXHIBITS
A - Permitted Encumbrances
B - The Land




                                TABLE OF CONTENTS
                                                                                                             Page

ARTICLE 1         DEFINITIONS...................................................................................2
                  1.1      "Additional Rent"....................................................................2
                  1.2      "Affiliated Person"..................................................................2
                  1.3      "Assumed Indebtedness"...............................................................2
                  1.4      "Award"..............................................................................3
                  1.5      "Bankruptcy Code"....................................................................3
                  1.6      "Bankruptcy Court"...................................................................3
                  1.7      "Base Rate"..........................................................................3
                  1.8      "Business Day".......................................................................3
                  1.9      "Capital Addition"...................................................................3
                  1.10     "Capital Additions Cost".............................................................3
                  1.11     "Capital Expenditure"................................................................4
                  1.12     "Cases"..............................................................................4
                  1.13     "Cash Adjustment"....................................................................4
                  1.14     "Claims".............................................................................4
                  1.15     "Code"...............................................................................4
                  1.16     "Commencement Date"..................................................................4
                  1.17     "Condemnation".......................................................................4
                  1.18     "Condemnor"..........................................................................4
                  1.19     "Consolidated Financials"............................................................4
                  1.20     "Control"............................................................................4
                  1.21     "Date of Taking".....................................................................5
                  1.22     "Default"............................................................................5
                  1.23     "Encumbrance"........................................................................5
                  1.24     "Entity".............................................................................5
                  1.25     "Environmental Laws".................................................................5
                  1.26     "Environmental Notice"...............................................................5
                  1.27     "Environmental Obligation"...........................................................5
                  1.28     "Event of Default"...................................................................5
                  1.29     "Extended Terms".....................................................................5
                  1.30     "Facility"...........................................................................5
                  1.31     "Facility Mortgage"..................................................................5
                  1.32     "Facility Mortgagee".................................................................5
                  1.33     "Facility Trade Names"...............................................................5
                  1.34     "Fair Market Added Value"............................................................5
                  1.35     "Fair Market Rental".................................................................5
                  1.36     "Fair Market Value"..................................................................6
                  1.37     "Fair Market Value Purchase Price"...................................................6
                  1.38     "Fiscal Year"........................................................................6
                  1.39     "Fixed Term".........................................................................6
                  1.40     "Fixtures"...........................................................................6
                  1.41     "Guarantor"..........................................................................6
                  1.42     "Guaranty"...........................................................................6


                                       -i-

                  1.43     "Hazardous Substances"...............................................................6
                  1.44     "IHS Entity".........................................................................6
                  1.45     "Immediate Family"...................................................................6
                  1.46     "Impositions"........................................................................6
                  1.47     "Index"..............................................................................7
                  1.48     "Initiating Party"...................................................................7
                  1.49     "Insurance Requirements".............................................................7
                  1.50     "Land"...............................................................................7
                  1.51     "Landlord"...........................................................................7
                  1.52     "Landlord Default"...................................................................7
                  1.53     "Lease"..............................................................................7
                  1.54     "Leased Improvements"................................................................7
                  1.55     "Leased Personal Property"...........................................................7
                  1.56     "Leased Property"....................................................................7
                  1.57     "Legal Requirements".................................................................8
                  1.58     "Lending Institution"................................................................8
                  1.59     "Minimum Rent".......................................................................8
                  1.60     "Minimum Repurchase Price"...........................................................8
                  1.61     "Net Patient Revenues"...............................................................8
                  1.62     "Non-Capital Additions"..............................................................9
                  1.63     "Officer's Certificate"..............................................................9
                  1.64     "Orders".............................................................................9
                  1.65     "Overdue Rate".......................................................................9
                  1.66     "Parent".............................................................................9
                  1.67     "Permitted Encumbrances"............................................................10
                  1.68     "Person"............................................................................10
                  1.69     "Primary Intended Use"..............................................................10
                  1.70     "Qualified Appraiser"...............................................................10
                  1.71     "Records"...........................................................................10
                  1.72     "Rent"..............................................................................10
                  1.73     "Responding Party"..................................................................10
                  1.74     "SEC"...............................................................................10
                  1.75     "Settlement Agreement"..............................................................10
                  1.76     "Settlement Document"...............................................................10
                  1.77     "State".............................................................................10
                  1.78     "Subsidiary"........................................................................10
                  1.79     "Substitute Properties".............................................................10
                  1.80     "Substitution Date".................................................................10
                  1.81     "Successor Landlord"................................................................10
                  1.82     "Superior Lease"....................................................................10
                  1.83     "Superior Landlord".................................................................10
                  1.84     "Superior Mortgage".................................................................10


                                      -ii-

                  1.85     "Superior Mortgage".................................................................10
                  1.86     "Tenant"............................................................................10
                  1.87     "Tenant's Personal Property"........................................................11
                  1.88     "Term"..............................................................................11
                  1.89     "Test Rate".........................................................................11
                  1.90     "Trustees"..........................................................................11
                  1.91     "Unavoidable Delays"................................................................11
                  1.92     "Unsuitable for Its Primary Intended Use"...........................................11

ARTICLE 2         PREMISES AND TERM............................................................................11
                  2.1      Premises............................................................................11
                  2.2      Condition of Premises...............................................................12
                  2.3      Fixed Term..........................................................................13
                  2.4      Extended Terms......................................................................13

ARTICLE 3         RENT.........................................................................................13
                  3.1      Rent................................................................................13
                  3.2      Late Payment of Rent................................................................15
                  3.3      Net Lease...........................................................................15
                  3.4      No Termination, Abatement, Etc......................................................15

ARTICLE 4         USE OF THE LEASED PROPERTY...................................................................16
                  4.1      Permitted Use.......................................................................16
                  4.2      Compliance with Legal and Insurance Requirements, Instruments, Etc..................17
                  4.3      Compliance with Medicaid and Medicare Requirements..................................17
                  4.4      Environmental Matters...............................................................17

ARTICLE 5         MAINTENANCE AND REPAIRS, ETC.................................................................18
                  5.1      Maintenance and Repair..............................................................18
                  5.2      Capital Expenditure Cost Sharing....................................................18
                  5.3      Tenant's Personal Property..........................................................19
                  5.4      Yield Up............................................................................19
                  5.5      Encroachments, Restrictions, Etc....................................................19

ARTICLE 6         CAPITAL ADDITIONS, ETC.......................................................................20
                  6.1      Construction of Capital Additions to the Leased Property............................20
                  6.2      Capital Additions Financed by Tenant................................................21
                  6.3      Information Regarding Capital Additions.............................................22
                  6.4      Non-Capital Additions...............................................................23
                  6.5      Salvage.............................................................................24

ARTICLE 7         LIENS........................................................................................24
                  7.1      Liens...............................................................................24


                                      -iii-

                  7.2      Landlord's Lien.....................................................................24
                  7.3      Mechanic's Liens....................................................................25

ARTICLE 8         PERMITTED CONTESTS...........................................................................25

ARTICLE 9         INSURANCE AND INDEMNIFICATION................................................................26
                  9.1      General Insurance Requirements......................................................26
                  9.2      Waiver of Subrogation...............................................................27
                  9.3      Form Satisfactory, Etc..............................................................27
                  9.4      No Separate Insurance...............................................................27
                  9.5      Indemnification of Landlord.........................................................28
                  9.6      Indemnification of Tenant...........................................................28

ARTICLE 10        CASUALTY.....................................................................................28
                  10.1     Insurance Proceeds..................................................................28
                  10.2     Reconstruction in the Event of Damage or Destruction................................28
                  10.3     Insufficient Insurance Proceeds.....................................................30
                  10.4     Disbursement of Proceeds............................................................30
                  10.5     Tenant's Property...................................................................30
                  10.6     Restoration of Tenant's Property....................................................31
                  10.7     No Abatement of Rent................................................................31
                  10.8     Damage Near End of Term.............................................................31

ARTICLE 11        CONDEMNATION.................................................................................31
                  11.1     Total Condemnation..................................................................31
                  11.2     Partial Condemnation................................................................31
                  11.3     Temporary Condemnation..............................................................32
                  11.4     Tenant's Option.....................................................................32
                  11.5     Allocation of Award.................................................................32
                  11.6     Abatement Procedures................................................................32

ARTICLE 12        DEFAULTS AND REMEDIES........................................................................33
                  12.1     Events of Default...................................................................33
                  12.2     Remedies............................................................................35
                  12.3     Waiver..............................................................................36
                  12.4     Application of Funds................................................................37
                  12.5     Landlord's Right to Cure Tenant's Default...........................................37
                  12.6     Trade Names.........................................................................37

ARTICLE 13        HOLDING OVER.................................................................................37

ARTICLE 14        LANDLORD'S DEFAULT...........................................................................38



                                      -iv-

ARTICLE 15        PURCHASE OF PREMISES.........................................................................38

ARTICLE 16        SUBSTITUTION OF PROPERTY FOR THE LEASED PROPERTY.............................................39
                  16.1     Tenant's Substitution Option........................................................39
                  16.2     Substitution Procedures.............................................................39
                  16.3     Conditions to Substitution..........................................................41
                  16.4     Conveyance to Tenant................................................................42
                  16.5     Expenses............................................................................42

ARTICLE 17        SUBLETTING AND ASSIGNMENT....................................................................43
                  17.1     Subletting and Assignment...........................................................43
                  17.2     Required Sublease Provisions........................................................44
                  17.3     Sublease Limitation.................................................................44
                  17.4     Assignment and Subletting Procedure.................................................45

ARTICLE 18        CERTIFICATES AND FINANCIAL STATEMENTS........................................................45
                  18.1     Estoppel Certificates...............................................................45
                  18.2     Financial Statements................................................................45
                  18.3     General Operations..................................................................46

ARTICLE 19        LANDLORD ACCESS..............................................................................46
                  19.1     Landlord's Right to Inspect.........................................................46
                  19.2     Landlord's Option to Purchase the Tenant's Personal Property: Transfer of Licenses..46

ARTICLE 20        APPRAISAL....................................................................................47
                  20.1     Appraisal Procedure.................................................................47

ARTICLE 21        MORTGAGES....................................................................................47
                  21.1     Landlord May Grant Liens............................................................47
                  21.2     Subordination of Lease..............................................................48
                  21.3     Notice to Mortgagee and Ground Landlord.............................................49

ARTICLE 22        ADDITIONAL COVENANTS OF TENANT...............................................................49
                  22.1     Notice of Change of Name, Administrator, Etc........................................49
                  22.2     Notice of Litigation, Potential Event of Default, Etc...............................49
                  22.3     Distributions, Payments to Affiliated Persons, Etc..................................50

ARTICLE 23        MISCELLANEOUS................................................................................50
                  23.1     No Waiver...........................................................................50
                  23.2     Remedies Cumulative.................................................................50
                  23.3     Acceptance of Surrender.............................................................50
                  23.4     No Merger of Title..................................................................50

                                      -v-

                  23.5     Conveyance by Landlord..............................................................51
                  23.6     Quiet Enjoyment.....................................................................51
                  23.7     Landlord's Liability................................................................51
                  23.8     Landlord's Consent..................................................................51
                  23.9     Memorandum of Lease.................................................................52
                  23.10    Notices.............................................................................52
                  23.11    Construction........................................................................53
                  23.12    Governing Law.......................................................................53
                  23.13    Consent to Jurisdiction.............................................................54

                                 EXHIBIT B-2
                           NEW PENNSYLVANIA GUARANTY


                                                              S&W DRAFT 03/13/00


                  GUARANTY BY INTEGRATED HEALTH SERVICES, INC.

                  GUARANTY dated as of January 1, 2000 made by INTEGRATED HEALTH
SERVICES, INC., a Delaware corporation ("Guarantor") in favor of HRES1 PROPERTIES TRUST, a Maryland real estate investment trust (with its successor and assigns, "Landlord").

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, Landlord and IHS Acquisition No. 135, Inc., a Delaware corporation ("IHS 135") are parties to a Lease Agreement dated as of February 11, 1994, as amended (the "Original Lease"), originally between HRPT Properties Trust (f/k/a "Health and Rehabilitation Properties Trust"), a Maryland real estate investment trust ("HRPT"), as landlord, and Horizon Healthcare Corporation, a Delaware corporation ("Horizon"), as tenant;

         WHEREAS, Landlord has succeeded to the interest of HRPT as landlord under the Original Lease;

         WHEREAS, pursuant to an Assignment and Assumption of Real Property Lease dated as of December 31, 1997 by and between Horizon/CMS Healthcare Corporation (the successor to Horizon), as assignor, and IHS Acquisition No. 151, Inc., a Delaware corporation ("IHS 151"), as assignee, IHS 151 acquired all right, title and interest of Horizon/CMS Healthcare Corporation under the Original Lease;

          WHEREAS, pursuant to an Assignment and Assumption of Real Property Lease dated as of December 31, 1997 by and between IHS 151, as assignor, and IHS 135, as assignee, IHS 135 acquired all right, title and interest of IHS 151 under the Original Lease;

         WHEREAS, pursuant to a Consent, Assumption and Guaranty Agreement dated as of December 31, 1997 (the "IHS Consent") among Guarantor, IHS 135 and certain other subsidiaries of Guarantor, HealthSouth Corporation, Horizon, HRPT and Indemnity Collection Corporation, Guarantor and IHS 135 assumed the obligations of Horizon under the Original Lease;

         WHEREAS, Landlord claims that by a notice dated January 25, 2000, Landlord notified IHS 135 that the Original Lease was terminated by virtue of an Event of Default under the Original Lease;

         WHEREAS, on February 3, 2000, Guarantor and certain of its subsidiaries, including IHS 135, filed voluntary petitions for relief (collectively, the "Cases") under chapter 11 of the United States Bankruptcy Code, ss.ss.101 et seq. (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court");

         WHEREAS, Guarantor and IHS 135 are continuing to operate their businesses and manage their respective properties as debtors-in-possession pursuant to ss.ss.1107 and 1108 of the Bankruptcy Code;

         WHEREAS, pursuant to, and in accordance with, a Settlement Agreement dated as of March __, 2000 among, inter alia, Guarantor, Landlord and IHS 135 (as amended, amended and restated, modified or supplemented from time to time, the "Settlement Agreement"), Landlord has agreed to rescind its alleged termination of the Original Lease, Landlord and IHS 135 have agreed to amend and restate the Original Lease as set forth in an Amended and Restated Lease Agreement dated as of even date herewith (as amended, amended and restated, modified or supplemented from time to time, the "Lease") between IHS 135 and Landlord, and Guarantor has agreed to guaranty the obligations of IHS 135 under the Lease;

         NOW, THEREFORE, in consideration of the premises and for other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, Guarantor hereby agrees with Landlord as follows:

1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Lease and used herein are so used as so defined. In addition, the following terms shall have the meanings set forth below:

                  "Consolidated Financials" shall mean, for any fiscal year or other accounting period of Guarantor and its consolidated Subsidiaries, its annual Form 10-K and quarterly Form 10-Q prepared pursuant to the Securities and Exchange Act of 1934, as amended, or comparable financial statement.

                  "Lease Documents" shall mean, collectively, the Lease and any sublease or assumption of lease entered into by a Related Entity pursuant to Article 17 of the Lease, as any of the same may from time to time be amended, modified or supplemented.

                   "Material  Adverse Effect" means a material adverse effect on
         (a) the business, operations, property, condition (financial or otherwise) or prospects of Guarantor and its Subsidiaries taken as a whole, (b) the ability of Guarantor to perform its obligations under this Guaranty, or (c) the validity or enforceability of this Guaranty, or the rights of Landlord hereunder.

                  "Obligations" shall mean the payment and performance of each and every obligation and liability of Tenant (and each of them) to Landlord under any Lease Document, whether now existing or hereafter arising or created, joint or several, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, and including, without limitation, all Minimum Rent and Additional Rent under the Lease, and all fees and charges, and all costs and expenses, payable under any Lease Document.

                   "Subsidiary" shall mean any corporation of which more than fifty percent of the outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by Guarantor, or Guarantor and one or more other Subsidiaries, or by one or more Subsidiaries.

                  "Tenant" shall mean and be a reference to each of IHS 135 and any Related Entity (as such term is defined in Section 17.1 of the Lease) that is an assignee of IHS 135's interest in the Lease or a sublessee of any portion of the Leased Property from IHS 135.

2. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees to Landlord the prompt and complete payment and performance by Tenant, when due (whether at stated maturity, by acceleration or otherwise), of the Obligations. The Guarantor further agrees to pay any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel to Landlord) which may be paid or incurred by Landlord in enforcing any of its rights under this Guaranty. This Guaranty is a guaranty of payment and not of collectibility and is absolute and in no way conditional or contingent. The Guarantor's liability hereunder is direct and unconditional and may be enforced after nonpayment or nonperformance by Tenant of any Obligation without requiring Landlord to resort to any other Person (including without limitation Tenant) or any other right, remedy or collateral. This Guaranty shall remain in full force and effect until the Obligations are paid in full following the termination of all Lease Documents.

3. Costs and Expenses of Collection. The Guarantor agrees, as principal obligor and not as a guarantor only, to pay to Landlord forthwith upon demand, in immediately available funds, all reasonable costs and expenses (including, without limitation, all court costs and all reasonable fees and disbursements of counsel to Landlord) incurred or expended by Landlord in connection with the enforcement of this Guaranty, together with interest on such amounts from the time such amounts become due until payment at the Overdue Rate. It shall be a condition of the obligations of Guarantor to pay any fees and expenses payable by it under this Guaranty that Landlord shall have, or shall have caused to have, provided Guarantor with a writing describing such fees and/or expenses in reasonable detail.

4. Subrogation and Contribution. Until the Obligations shall have been paid and performed in full after the termination of the Lease Documents, Guarantor irrevocably and unconditionally waives any and all rights to which it may be entitled, by operation of law or otherwise, to be subrogated, with respect to any payment made by Guarantor hereunder, to the rights of Landlord against Tenant, or otherwise to be reimbursed, indemnified or exonerated by Tenant in respect thereof or to receive any payment, in the nature of contribution or for any other reason, from any other guarantor of the Obligations with respect to any payment made by Guarantor hereunder. Until the Obligations shall have been paid and performed in full after the termination of the Lease Documents, Guarantor waives any defense it may have based upon any election of remedies by Landlord which impairs Guarantor's subrogation rights or Guarantor's rights to proceed against Tenant for reimbursement (including without limitation any loss of rights Guarantor may suffer by reason of any rights, powers or remedies of Tenant in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging any indebtedness to Landlord). Until the Obligations shall have been paid, performed and satisfied in full after the termination of the Lease Documents, Guarantor further waives any right to enforce any remedy which Landlord now has or may in the future have against Tenant, any other guarantor or any other Person and any benefit of, or any right to participate in, any security whatsoever now or in the future held by Landlord.

5. Effect of Bankruptcy Stay. If acceleration of the time for payment or performance of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of Tenant or any other Person or otherwise, all such amounts otherwise subject to acceleration shall nonetheless be payable by Guarantor under this Guaranty forthwith upon demand.

6. Receipt of Lease Documents, etc. Guarantor confirms, represents and warrants to Landlord that (i) it has received true and complete copies of all the Lease, and has read the contents thereof and reviewed the same with legal counsel of its choice; (ii) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(iii) Landlord has made no representation to Guarantor as to the creditworthiness of IHS 135; and (iv) Guarantor has established adequate means of obtaining from Tenant on a continuing basis information regarding Tenant's financial condition. The Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that Landlord shall have no obligation to disclose to Guarantor any information or documents acquired by Landlord in the course of its relationship with Tenant.

7. Amendments, etc. with Respect to the Obligations. The obligations of Guarantor under this Guaranty shall remain in full force and effect without regard to, and shall not be released, altered, exhausted, discharged or in any way affected by any circumstance or condition (whether or not Tenant shall have any knowledge or notice thereof), including without limitation (a) any amendment or modification of or supplement to any Lease Document, or any obligation, duty or agreement of Tenant or any other Person thereunder or in respect thereof; (b) any assignment or transfer in whole or in part of any of the Obligations; any furnishing, acceptance, release, nonperfection or invalidity of any direct or indirect security or guaranty for any of the Obligations; (c) any waiver, consent, extension, renewal, indulgence, settlement, compromise or other action or inaction under or in respect of any Lease Document, or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any such instrument (whether by operation of law or otherwise); (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to Tenant or any other Person or any of their respective properties or creditors or any resulting release or discharge of any Obligation (including without limitation any rejection of any lease pursuant to Section 365 of the Federal Bankruptcy Code); (e) any new or additional financing arrangements entered into by Tenant or by any other Person on behalf of or for the benefit of Tenant; (f) the merger or consolidation of Tenant with or into any other Person or of any other Person with or into Tenant; (g) the voluntary or involuntary sale or other disposition of all or substantially all the assets of Tenant or any other Person; (h) the voluntary or involuntary liquidation, dissolution or termination of Tenant or any other Person; (i) any failure on the part of Tenant or any other Person (other than Landlord) for any reason to perform or comply with any term of any Lease Document or any other agreement; or
(j) any other act, omission or occurrence whatsoever, whether similar or dissimilar to the foregoing. The Guarantor authorizes each Tenant, each other guarantor in respect of the Obligations and Landlord at any time in its discretion, as the case may be, to alter any of the terms of any of the Obligations.

8. Guarantor as Principal. If for any reason [(other than Landlord's material default, negligence or willful misconduct)], Tenant, or any of them, or any other Person is under no legal obligation to discharge any Obligation, or if any other moneys included in the Obligations have become unrecoverable from Tenant, or any of them, or any other Person by operation of law or for any other reason [(other than Landlord's material default, negligence or willful misconduct)], including, without limitation, the invalidity or irregularity in whole or in part of any Obligation or of any Lease Document, the legal disability of Tenant or any other obligor in respect of Obligations, any discharge of or limitation on the liability of Tenant or any other Person or any limitation on the method or terms of payment under any Obligation, or of any Lease Document, which may now or hereafter be caused or imposed in any manner whatsoever (whether consensual or arising by operation of law or otherwise), this Guaranty shall nevertheless remain in full force and effect and shall be binding upon Guarantor to the same extent as if Guarantor at all times had been the principal obligor on all Obligations.

9. Waiver of Demand, Notice, Etc. The Guarantor hereby waives, to the extent not prohibited by applicable law, all presentments, demands for performance, notice of nonperformance, protests, notices of protests and notices of dishonor in connection with the Obligations or any Lease Document, including but not limited to (a) notice of the existence, creation or incurring of any new or additional obligation or of any action or failure to act on the part of Tenant, Landlord, any endorser or creditor of Tenant or any other Person; (b) any notice of any indulgence, extensions or renewals granted to any obligor with respect to the Obligations; (c) any requirement of diligence or promptness in the enforcement of rights under any Lease Document, or any other agreement or instrument directly or indirectly relating thereto or to the Obligations; (d) any enforcement of any present or future agreement or instrument relating directly or indirectly thereto or to the Obligations; (e) notice of any of the matters referred to in Paragraph 8 above; (f) any defense of any kind which Guarantor may now have with respect to his liability under this Guaranty (other than the defense of payment); (g) any right to require Landlord, as a condition of enforcement of this Guaranty, to proceed against Tenant or any other Person or to proceed against or exhaust any security held by Landlord at any time or to pursue any other right or remedy in Landlord's power before proceeding against Guarantor; (h) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or Persons or the failure of Landlord to file or enforce a claim against the estate (in administration, bankruptcy, or any other proceeding) of any other Person or Persons; (i) any defense based upon an election of remedies by Landlord; (j) any defense arising by reason of any "one action" or "anti-deficiency" law or any other law which may prevent Landlord from bringing any action, including a claim for deficiency, against Guarantor, before or after Landlord's commencement of completion of any foreclosure action, either judicially or by exercise of a power of sale; (k) any defense based upon any lack of diligence by Landlord in the collection of any Obligation; (l) any duty on the part of Landlord to disclose to Guarantor any facts Landlord may now or hereafter know about Tenant or any other obligor in respect of Obligations; (m) any defense arising because of an election made by Landlord under Section 1111(b)(2) of the Federal Bankruptcy Code; and (n) any defense based on any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code. Guarantor acknowledges and agrees that each of the waivers set forth herein on the part of Guarantor is made with Guarantor's full knowledge of the significance and consequences thereof and that, under the circumstances, the waivers are reasonable. If any such waiver is determined to be contrary to applicable law such waiver shall be effective only to the extent not prohibited by such applicable law.

10. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by Landlord upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Tenant or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Tenant or any substantial part of its property, or otherwise, all as though such payments had not been made.

11. Payments. The Guarantor hereby agrees that the Obligations will be paid to Landlord without set-off or counterclaim in U.S. Dollars at the office of Landlord located at 400 Centre Street, Newton, Massachusetts 02458, or to such other location as Landlord shall notify Guarantor.

12. Covenants. The Guarantor hereby covenants and agrees with Landlord that, from and after the date of this Guaranty until the Obligations are paid in full and all Lease Documents have been terminated:

         (a) Notices. The Guarantor shall endeavor to give prompt notice to Landlord of any event which will, or that may reasonably be expected to, result in a material adverse change in the financial condition or operation of Guarantor and its Subsidiaries taken as a whole, provided, however the Guarantor's failure to do so shall not be deemed to be a default of the Guarantor hereunder.

         (b) Financial Statements. The Guarantor shall furnish the following statements to Landlord:

                  (i) within sixty (60) days after each of the first three quarters of any Fiscal Year, the Consolidated Financials for such fiscal quarter; and

                  (ii) within one hundred twenty (120) days after the end of each Fiscal Year, the Consolidated Financials for such Fiscal Year.

Landlord may at any time, and from time to time, provide any lender to Landlord with copies of any of the foregoing statements.

         (c) Reports. The Guarantor shall cause the Tenant to provide such certificates, reports and other documents required of it hereunder and under the Lease Documents.

         (d) Legal Existence. The Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence (subject as provided in Paragraph 13(f) hereof).

         (e) Merger; Sale of Assets, Etc. The Guarantor shall not enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, sub-lease, transfer or otherwise dispose of in one transaction or a series of transactions, all or substantially all of its business, property or assets, whether now owned or hereafter acquired, except that Guarantor may merge or consolidate with any Person, or convey, transfer or lease substantially all of its assets so long as the successor formed by such consolidation or the survivor of such merger, if not the Guarantor, or the Person that acquires by conveyance, transfer or lease substantially all of the assets of Guarantor, as the case may be, shall assume the obligations of the Guarantor hereunder to the same extent and with the same effect as though such corporation was a party hereto and was named and defined as the "Guarantor" herein.

13. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14. Additional Guaranties. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security.

15. Paragraph Headings. The paragraph headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

16. No Waiver; Cumulative Remedies, Documentation of Expenses. Landlord shall not by any act (except by a written instrument pursuant to Paragraph 18 hereof), delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Landlord, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Landlord of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Landlord would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

17. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Guarantor and Landlord, provided that any provision of this Guaranty may be waived by Landlord in a letter or agreement executed by Landlord or by telecopy from Landlord. This Guaranty shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of Landlord and its successors and assigns.

18. WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION; GOVERNING LAW. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING WHICH ARISES OUT OF OR BY REASON OF THIS GUARANTY, ANY LEASE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

         BY ITS  EXECUTION  AND DELIVERY OF THIS  GUARANTY,  THE  GUARANTOR  (1)
ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR
PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS GUARANTY, ANY LEASE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ADDITION TO ANY OTHER COURT IN WHICH SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT; (2) IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED BY ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN WHICH IT SHALL HAVE BEEN SERVED WITH PROCESS IN THE MANNER HEREINAFTER PROVIDED; AND (3) TO THE EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN SUCH ACTION, SUIT OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER.

         THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

19. Notices. All notices under this Guaranty shall be in writing, and shall be delivered by hand, by a nationally recognized commercial overnight delivery service, by first class mail or by telecopy, delivered, addressed or transmitted, if to Landlord, at 400 Centre Street, Newton, Massachusetts 02458,
Attention: President (telecopy no. 617-796-8349), with a copy to Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, Attention:
Alexander A. Notopoulos, Jr. Esq. (telecopy no. 617-338-2880), and if to Guarantor, at its address or telecopy number set out below its signature in this Guaranty. Such notices shall be effective: in the case of hand deliveries, when received and acknowledged in writing; in the case of an overnight delivery service, on the next business day after being placed in the possession of such delivery service, with delivery charges prepaid; in the case of mail, five business days after deposit in the postal system, first class postage prepaid; and in the case of telecopy notices, the first business day following the date when electronic indication of receipt is received. Either party may change its address and telecopy number by written notice to the other delivered in accordance with the provisions of this Paragraph.

                  IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.

                                    INTEGRATED HEALTH SERVICES, INC.



                                    By_________________________________
                                       Name:
                                       Title:

                                    Address for Notices:

                                      Integrated Health Services, Inc.
                                      The Highlands
                                      910 Ridgebrook Road
                                      Sparks, MD 21152
                                      Telecopy no.:  (410) 773-1020
                                      Attn:  Daniel J. Booth,
                                             Senior Vice President, Finance

                                      with a copy to:

                                      Parker Chapin LLP
                                      405 Lexington Avenue
                                      New York, NY  10174
                                      Telecopy no.:  212-704-6288
                                      Attention:  Charles P. Greenman, Esq.

                                 EXHIBIT C



                                                              S&W DRAFT 04/07/00

                       MANAGEMENT AND SERVICING AGREEMENT

         THIS MANAGEMENT AND SERVICING AGREEMENT (this "Agreement") is made this ____ day of __________ 2000, among INTEGRATED HEALTH SERVICES, INC., a Delaware corporation ("IHS"), the entities identified on the signature pages hereto as "IHS Licensees" (collectively, the "IHS Licensees" and together with IHS, the "Relevant IHS Entities," and in their capacity as "Servicer" hereunder, "Servicer"), SENIOR HOUSING PROPERTIES TRUST, a Maryland real estate investment trust ("SNH"), FIVE STAR QUALITY CARE, INC., a Delaware corporation ("Manager"), the entities identified on the signature pages hereto as "Proposed Operators" (collectively, the "Proposed Operators"), and ADVISORS HEALTHCARE GROUP, INC., a Delaware corporation (f/k/a "Connecticut Subacute Corporation II") ("Advisors", and together with the IHS Licensees, collectively, the "Licensees").

                              W I T N E S S E T H:

         WHEREAS, each of the IHS Licensees holds a license to operate each of the skilled nursing, intermediate care or residential facilities identified on Schedule A-1 as being licensed to it (the "IHS Facilities"), and Advisors holds a license to operate the skilled nursing, intermediate care or residential facilities listed on Schedule A-2 (the "Advisors Facilities," together with the IHS Facilities, collectively, the "Facilities"); and

         WHEREAS, Servicer has, prior to the date hereof, provided management services of the nature set forth in Sections 1 and 2 hereof for each of the Facilities; and

         WHEREAS, Manager has agreed to provide management services to each Proposed Operator and Advisors with respect to each of the Facilities; and

         WHEREAS, each of the Proposed Operators and Advisors leases, as tenant, the Facilities identified as being leased by it on Schedule A; and

         WHEREAS, each of the IHS Licensees has entered into an Interim Sublease Agreement dated as of even date herewith (collectively, the "Sublease Agreements") with the relevant Proposed Operator pursuant to which such IHS Licensee, as subtenant of such Proposed Operator, occupies its IHS Facility; and

         WHEREAS, each IHS Licensee wishes to delegate to Manager certain authority and responsibility to manage its IHS Facility, pending and in anticipation of receipt by the appropriate Proposed Operator of the licenses and determinations of need and suitability of the types listed on Schedule B-1 necessary for the Proposed Operator to operate such IHS Facility as licensee (individually, a "Necessary License" and collectively, the "Necessary Licenses," and together with all provider agreements and certifications of the types listed on Schedule B-2 necessary for such Proposed Operator of such IHS Facility to receive Medicare and Medicaid reimbursement for the services provided therein, individually, a "License" and collectively, the "Licenses"); and

         WHEREAS, Advisors wishes to delegate to Manager certain authority and responsibility to manage each of the Advisors Facilities and each Proposed Operator wishes to delegate to Manager, following receipt of all Necessary Licenses with respect thereto, certain authority and responsibility to manage each of its IHS Facilities (the term "Relevant Licensee" shall mean (a) with respect to any Advisors Facility, Advisors, and (b) with respect to any IHS Facility (i) the IHS Licensee for such IHS Facility prior to the receipt of all Necessary Licenses for such IHS Facility and (ii) the Proposed Operator for such IHS Facility after the receipt of all Necessary Licenses for such IHS Facility); and

         WHEREAS, Manager is willing to assume such responsibilities, provided that it is permitted to delegate to Servicer, and that Servicer assume, certain authority and responsibility to manage the Facilities; and

         WHEREAS,   Servicer   is  willing   to  assume   such   authority   and
responsibility, all on the terms and conditions set forth herein;

         NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. General Duties. To the fullest extent permitted by applicable law, and subject to the control and direction of the Relevant Licensees, each of the Licensees and Proposed Operators hereby engages Manager, and Manager hereby delegates to Servicer (subject to the assumption by Manager of the duties of Servicer as provided in the last sentence of this Section 1), and Servicer hereby assumes (subject as provided in the last sentence of this Section 1 and as provided in Section 8.1), the responsibility to manage and supervise the day-to day operation of the Facilities with the objective of providing skilled nursing, intermediate care and residential services to patients and residents of the Facilities and to carry out general management functions with respect to the Facilities, including, but not limited to, the following: supervise the performance of all administrative functions as may be necessary in the management and operation of the Facilities; select, hire, train, supervise, monitor the performance of, and terminate or fire, all personnel involved in the administration and day-to-day operations of the Facilities, including, without limitation, professional personnel, custodial, cleaning, maintenance, and other operational personnel, and secretarial and bookkeeping personnel; provide accounting, billing, purchasing and bill payment functions for the Facilities; establish systems of accounts and supervise the maintenance of ledgers and other primary accounting records by personnel of the Facilities; supervise the financial affairs of the Facilities; establish and supervise the implementation of operating budgets, and establish and administer financial controls over the operations and management of the Facilities; develop and establish financial standards and norms by which the income, costs, and operations of the Facilities may be evaluated; serve as advisor and consultant in connection with policy decisions to be made by the Relevant Licensee; to operate, maintain and administer the information management systems of the Facilities; prepare and furnish reports and economic and statistical data in connection with or relative to the management of the Facilities to the Relevant Licensee as the Relevant Licensee may request in order to comply with applicable law and regulations;
represent the Facilities in its dealings with creditors, patients, personnel, agents for collection and insurers; file with applicable state Medicaid programs and the Medicare programs and all other public and private third party reimbursement programs (collectively, "third party payors") all required claims for payment and cost reports; administer trust funds for the benefit of residents of the Facilities and prepare and file all accounts for such funds required by applicable law; maintain listings of all residents of the Facilities and the persons or third party payors responsible for their charges; act as agent for Relevant Licensee in disbursing or collecting the funds of the Facilities, and in paying the debts and fulfilling the obligations of the Facilities incurred subsequent to the Effective Time (as hereafter defined); market the services of the Facilities; and generally see to the operations and management of the Facilities, the marketing of their services, planning for future operations, and the establishment and implementation of policies for the Facilities. In addition, each of the Licensees and Proposed Operators hereby engage Manager to secure such engineering, legal, and other specialized technical and professional services as may be necessary to advise or to represent the Licensees and Proposed Operators for each Facility in connection with any matter involving or arising out of the operation of the Facilities or the conduct of the Facilities. Manager shall, at all times during the term of this Agreement keep Servicer reasonably informed as to any matters with respect to which any such engineering, legal or other services are retained and with respect to the advice rendered and actions taken with respect to such matters. Servicer is neither authorized nor obligated to perform such functions. If, as provided in Section 8.2 hereof, Manager advises Servicer in writing that Servicer may discontinue the provision of certain described services to be provided by Servicer under this Section 1 and/or Section 2 hereof, Manager shall automatically be deemed to have assumed full responsibility for providing such services to the Relevant Licensee under the terms of this Section 1 and/or
Section 2 as if Manager were the "Servicer" referred to herein or therein.

2. Specific Duties. To the fullest extent permitted by applicable law, and subject to the control and direction of the Relevant Licensee, and without limiting the generality of the foregoing, Servicer shall have the following specific duties:

         2.1 Employees. Servicer shall recruit, evaluate, and select, subject to such review by Relevant Licensee as shall be required by applicable law and regulations, qualified nursing home administrators who shall be responsible for the functional operation of the Facilities and supervision of personnel at the Facilities, on a day-to-day basis, as well as all on-site professional, custodial, food service, cleaning, maintenance, clerical, secretarial, bookkeeping, management, collection, and other administrative personnel for the day-to-day operations of the Facilities (collectively, "Personnel"). Such Personnel shall be employees of Servicer (subject to the following sentence), provided Manager, Advisors and the Proposed Operator of the relevant Facility shall have full responsibility for payment of their wages, salaries, and other compensation and benefits (in accordance with Section 4). Anything in this
Section 2.1 to the contrary notwithstanding, Manager shall offer employment to all such Personnel at or as soon after the Effective Time as is reasonably practicable, but not later than sixty (60) days after the Effective Time, in any event. Servicer shall establish such personnel policies, wage structures, and staff schedules as it deems necessary and advisable in accordance with applicable law. Servicer shall have authority to hire and discharge employees who, immediately prior to the Effective Time, were employed at the Facilities. Servicer shall maintain payroll records and shall prepare weekly and monthly payrolls, and returns of withholding taxes. Servicer acknowledges that the ability of Manager to make any such offer may be subject to receipt of the Necessary Licenses and that in any event, Manager will first have to implement an appropriate accounting and payroll function. Servicer agrees to cooperate with Manager in connection with such offers of employment and to release any Personnel to whom Manager offers employment from any employment agreements, non-competition, non-solicitation and non-disclosure agreements or common law obligations to which they may be party or subject. Notwithstanding anything to the contrary contained in this Agreement, Servicer shall have no liability whatsoever to or with respect to any of the Personnel or by reason of any actions taken or omitted by any of the Personnel, in each case relating to any period on or after the Effective Time (regardless of the fact that the Personnel may be employees of Servicer). Notwithstanding anything to the contrary contained in this Agreement, the Manager shall not be required or permitted to offer employment at any time to any person then employed as a member of the IHS corporate staff ("IHS Corporate Staff") (excluding, however, regional vice presidents and their staff (the
"RVPs") as to which Manager has provided reasonable prior notice to IHS), without the prior consent of IHS (which consent will not be unreasonably withheld). If IHS shall consent to the making of any such offer, it will cooperate with Manager with respect thereto, and if any such member of the IHS Corporate Staff or any RVP shall become an employee of any SNH Entity, he or she shall be deemed to belong to Personnel.

         2.2 Purchasing. Servicer shall (subject to Section 4) purchase substantially all necessary supplies, foodstuffs, materials, appliances, tools, and equipment customarily used in the operation of the Facilities. Servicer shall use commercially reasonable efforts to limit purchasing costs and to maintain such costs at a level reasonably calculated to allow the Facilities to operate profitably. Servicer may, but shall not be obligated to, make such purchases in bulk under a centralized purchasing system established by it for other facilities under its management in order to minimize costs. Servicer shall arrange contracts for electricity, gas, telephone, and any other utility or service necessary to the operation of the Facilities. Servicer shall, on behalf of the Proposed Operator and/or the owner of the buildings and real property in and on which the Facilities are located (the "Real Property Owner"), contract for and supervise the making of any necessary repairs, alterations, and improvements to the Facilities, provided that in the case of any repair, alteration or improvement, the cost of which exceeds $5,000, Servicer shall obtain the prior approval of Manager and the Relevant Licensee, except that no such prior approval shall be required if the expenditure is made under circumstances reasonably requiring emergency action. Without limiting the provisions of Sections 2.4 and 4, Servicer shall, upon written request, submit to the Proposed Operator and Licensee such certification as to expenses incurred in the operation of the Facilities as may be reasonably required by the Proposed Operator or Licensee in order to comply with applicable law and regulations, including, without limitation, law and regulations applicable to preparation and submission of cost reports.

         2.3 Bookkeeping. Servicer shall establish and maintain a record and bookkeeping system for the operation and conduct of the Facilities in accordance with generally accepted accounting principles. Full books of account with entries of all receipts and expenditures of the Facilities shall be open for inspection by representatives of Licensee, Manager and Proposed Operator upon reasonable notice and at reasonable times, to the extent required by Licensee, Manager or Proposed Operator in order to comply with applicable law and regulations, including, without limitation, law and regulations applicable to preparation and submission of cost reports.

         2.4  Financial  Reports.  Servicer  shall:  (a) as soon  as  reasonably possible after the close of each calendar month (and as soon as reasonably possible after the termination of the obligations of the Relevant IHS Entities, as Servicer, in accordance with Section 8.1) furnish to the Relevant Licensee and Manager a statement of income for the month (or portion thereof) and for the year to date, together with a detailed statement of billings, receipts, disbursements, accounts payable and accounts receivable; (b) in the event the Relevant Licensee is required by applicable law, regulations or the provisions of any material contract to which it is a party or by which it is bound to conduct or submit to an audit of the Facilities' financial performance relative to the period during which Servicer performed services under this Agreement, make available all books and records of the Facilities on a timely basis and cooperate fully with any auditors or accountants designated by the Relevant Licensee; (c) as soon as reasonably possible after the close of each applicable reporting period for rate setting purposes, and not later than the applicable deadline, prepare for submission by the Relevant Licensee a cost report for each Facility (and including in any event, any short-year cost report required to be submitted by the IHS Licensee after receipt of the Necessary Licenses and provider agreements by the Proposed Operator), showing the costs and expenditures relating to resident care for such Facility and such other information as is required by the applicable governmental authority, such report being in all material respects (including as to form) in compliance with the requirements of such applicable governmental authority; and (d) cooperate with and furnish information to each Proposed Operator and Manager in a timely manner in connection with the preparation of applications by such Proposed Operator for any Licenses with respect to the Facilities. Servicer shall supply all information, reports, forms and data required to be provided by it pursuant to this Section 2.4 in electronic or hard copy form (and, in the case of clause (a) above, if such information and data are provided in hard copy form, Servicer shall provide such information to Manager in electronic form also, if available in the ordinary course), as determined by Servicer consistent with its ordinary practice, unless applicable law shall require that any such information, report, form or data be submitted in a particular form, in which case, Servicer shall comply with such applicable law.

         The provisions of paragraphs (b), (c) and (d) of this Section 2.4 shall survive the termination of the obligation of the Relevant IHS Entities as Servicer under Section 8.1, to the extent such provisions relate to the period prior to such termination.

         2.5 Marketing. Servicer shall use commercially reasonable efforts to market the services of the Facilities in order to maintain the patient or resident census at the Facilities in such numbers and of such categories as, in Servicer's judgment, will tend to maintain the financial stability of the Facilities and to ensure compliance with laws, regulations, orders and judgments applicable to the Facilities. Servicer may design and implement programs with third party payors, such as insurance companies, federal agencies and state and local agencies, for services to patients on a contract basis, for the purpose of improving the financial stability of the Facilities.

         2.6 Notices of Proceedings. Each of Servicer, Manager and Relevant Licensee shall promptly inform the others of the commencement of any formal or informal investigations or proceedings known to it before any and all local, state and federal agencies which purport to regulate any Facility to the extent such proceeding may have a material impact upon the operation of any Facility.

         2.7 Insurance.

                  (a) Manager shall obtain on behalf of itself and Servicer, Licensee, Proposed Operator and the Real Property Owners for each Facility, as their interests may appear, commercial general liability, all risk property, professional or malpractice liability and worker's compensation insurance covering the Facilities, any equipment used in connection with the Facilities, the Personnel and any other employees located at the Facilities, and Manager, Servicer, Licensees, Proposed Operator and the Real Property Owners for each Facility, as their interests may appear, in such amounts and with such deductibles as are, in each case, described in Schedule 2.7 hereto, and with such additional provisions or coverage as may be determined by Manager.

                  (b) All insurance provided under this Section 2.7 shall be issued by insurance companies with an A.M. Best Rating of not less than A-VI and that are licensed and qualified to do business in the state of operation of the relevant Facility.

                  (c) Notwithstanding the provisions for deductibles in Section 2.7, it is understood and agreed that the policies of insurance provided for in this Section 2.7 may contain deductible or retention provisions in such amounts as are maintained with respect to similar type facilities in the industry. In addition to premiums, Manager and SNH shall be responsible for all deductibles, retentions, collateral and expenses associated with such insurance.

                  (d) Each of the policies of liability insurance referred to in this Section 2.7 (including the umbrella coverage, and, for as long as any Personnel remain employees of any Relevant IHS Entity, workman's compensation insurance) shall name IHS, Servicer and each applicable IHS Licensee as an insured or additional insured, as appropriate. Manager shall provide Servicer with a Certificate of Insurance at the Effective Time naming IHS, Servicer and each applicable IHS Licensee as an insured or additional insured with respect to such liability insurance, as appropriate, and within two Business Days of any subsequent request. Manager shall notify Servicer at least (30) days in advance of a cancellation or expiration of such policies. It is further understood that Manager shall provide all necessary risk management services.

         2.8 Collections, Accounts, Disbursements and Termination Accounting.

                  (a) Billing. Servicer shall prepare and submit bills for all moneys owing to the Relevant Licensee, whether from patients or third party payors, for services provided by or at the Facilities at any time, whether prior to 12:01 A.M. (Boston time) on the day following the Closing (the "Effective Time") or after the Effective Time.

                  (b) Collection of Accounts Receivable.

                  (i) Each IHS Licensee and Relevant IHS Entity acknowledges that, pursuant to the provisions of the Settlement Agreement dated as of April __, 2000 among, inter alia, Integrated Health Services, Inc., SNH, SPTIHS Properties Trust, HRES1 Properties Trust and HRES2
         Properties Trust, each a Maryland real estate investment trust ("SPTIHS," "HRES1" and "HRES2," respectively), Manager, the Proposed Operators and the Licensees (the "Settlement Agreement"), the Proposed Operators (to the extent permitted by applicable law) and Advisors own all accounts receivable to the extent arising from services provided by or at its respective Facility after the Effective Time (the "Post-Effective Time Receivables"). Servicer is hereby authorized and directed to make and effect collections of all Post-Effective Time Receivables. With respect to all such Post-Effective Time Receivables with respect to any Facility that are owed by a Medicaid program or the Medicare program or other federal or state programs (collectively, "Government Receivables") and that are payable under the existing Provider Agreements of any Licensee, Servicer shall endorse and deposit into the Licensee bank account for such Facility under the name and control of the Licensee for such Facility (a "Licensee Account"), any and all monies, checks, drafts or other instruments or items received as payment for such Government Receivables. With respect to all Post-Effective Time Receivables with respect to any Facility other than Government Receivables (collectively, "Other Receivables"), Servicer shall, subject to paragraph (ii) below, endorse and deposit into a bank account under the name and control of the Proposed Operator of such Facility that is designated in writing from time to time by the Proposed Operator (each a "Proposed Operator Account"), any and all monies, checks, drafts or other instruments or items received as payment for such Other Receivables. Each IHS Licensee or Relevant IHS Entity that receives any proceeds of Post-Effective Time Receivables with respect to any Facility, whether as a deposit in the relevant Licensee Account or otherwise, and whether such proceeds are of Government Receivables or Other Receivables, acknowledges that, subject to paragraph (ii) below, it has no right to use any such proceeds for any purpose, and shall hold any and all such proceeds in trust for the Proposed Operator of such Facility or Advisors, as the case may be, and shall prior to the close of business on the Business Day on which it receives such amount, cause such funds to be paid into the applicable Proposed Operator Account for the account of the Proposed Operator or the Licensee Account of Advisors, as the case may be. As soon as practicable after the Effective Time, Servicer shall (to the extent permitted by law) instruct account debtors of each Facility to make payment directly into the relevant Proposed Operator Account for such IHS Facility and the Licensee Account of Advisors, as the case may be. During the term of this Agreement, Servicer shall keep accurate and complete books and records of all receipts with respect to all billing, accounts receivable, all deposits and other transactions affecting any Post-Effective Time Receivable whether to the Licensee Account, the Proposed Operator Account or to other checking accounts, which books and records shall be made available to Licensee, Proposed Operator and Manager upon request, and after termination of this Agreement shall make such books and records available to Licensee, Manager and Proposed Operator to the extent necessary to enable Licensee, Manager and
         Proposed Operator to comply with all applicable laws and regulations, including regulations governing preparation, submission and audits of cost reports. If any amount shall be collected within the first 60 days after the Effective Time from an account debtor that is not identifiable, using reasonable best efforts, as being in payment of a Post-Effective Time Receivable, then 100% of such amount shall be deemed to have been collected in respect of an account receivable that was due to the Servicer or an IHS Licensee in respect of services provided prior to the Effective Time (and the Servicer or such IHS Licensee shall be permitted to retain such proceeds, without limitation). If any amount shall be collected during the period from the 61st to the 120th day after the Effective Time from an account debtor that is not identifiable, using reasonable best efforts, as being in payment of a Post-Effective Time Receivable, then 50% of such amount shall be deemed to have been collected in respect of an account receivable that was due to the Servicer or an IHS Licensee in respect of services provided prior to the Effective Time (and the Servicer or such IHS Licensee shall be permitted to retain such proceeds without limitation), and the other 50% of such amount shall be deemed to have been collected in respect of a Post-Effective Time Receivable (and such Proposed Operator shall be permitted to retain such proceeds without limitation). If any amount shall be collected after the 120th day after the Effective Time from an account debtor that is not identifiable, using reasonable best efforts, as being in payment of a Post-Effective Time Receivable, then 100% of such amount shall be deemed to have been collected in respect of a Post-Effective Time Receivable (and the Proposed Operator shall be permitted to retain such proceeds, without limitation). Each party hereto agrees to provide written notice to each other party hereto not affiliated with it, promptly following the last Business Day of each calendar month, if such party has received a payment during such calendar month that is not identifiable, using reasonable best efforts, as being in payment of a Post-Effective Time Receivable. Such written notice shall set out the amount of the payment and the person or entity that made the payment. If and to the extent that Manager or any Proposed Operator or any of their respective affiliates shall collect any account receivable owned (or deemed to be owned) by any Relevant IHS Entity, such person or entity shall immediately pay such amount to such Relevant IHS Entity, and until such payment is so made, Manager shall hold such amount in trust for the benefit of such Relevant IHS Entity.

                  (ii) Notwithstanding anything to the contrary contained in this Agreement, if the Manager, SNH, or any Proposed Operator shall fail to make any payment to the Servicer or any IHS Licensee pursuant to Section 4 hereof when and as due in accordance with Section 4, then Servicer and such IHS Licensee shall be entitled to collect and retain any amounts due in respect of Post-Effective Time Receivables to the extent necessary to offset such amount due under Section 4. Servicer or the applicable IHS Licensee shall promptly notify the Manager of any such offset. The rights and remedies of Servicer and the IHS Licensees under this paragraph (ii) shall be in addition to, and shall not be exclusive of, any other rights or remedies that may be available to Servicer or the IHS Licensee under this Agreement, any other agreement between the parties, at law, in equity, or otherwise, all of which rights may be exercised concurrently or in any order or priority.

                  (iii) IHS shall cause exclusive control of the Licensee Account for the Facilities located in Connecticut to be transferred to Advisors effective as of the Closing Date.

                  (c) Reduction Claims.

                  (i) If and to the extent that there shall be a reduction (a "Reduction") in the amount to be paid on any account receivable due to any IHS Licensee by a Medicaid program or the Medicare program for services rendered at any Facility from and after the

         Effective Time (an "IHS Government Receivable") by reason of any withholding, freeze, restriction, offset or recoupment applied against such IHS Government Receivable for an amount payable by any IHS Entity to the applicable Third Party Payor (as such term is defined in the Settlement Agreement) with respect to services provided on or prior to the Effective Time (a "Pre-Effective Date Third Party Payor Claim"), then the SNH Entities shall have a claim against the IHS Entities (a "Reduction Claim") that is: (1) in the amount of the Reduction; and (2) of equal priority to the priority that would have been accorded to the Pre-Effective Date Third Party Payor Claim in the IHS Entities' bankruptcies, under bankruptcy or other applicable law, or if and to the extent the Third Party Payor is not subject to the jurisdiction of the Court or limited in its recourse by the filing of the Case (as such term is defined in the Settlement Agreement), such other rights as the Third Party Payor may exercise.

                  (ii) The Manager shall give notice of any Reduction Claim (the "Manager's Notice") to the Senior Vice President-Finance of IHS, with such Manager's Notice to set forth the amount of such Reduction, the basis for the Pre-Effective Date Third Party Payor Claim (to the extent known to Manager), and the Reduction Claim that the Manager believes that is payable by the IHS Entities to the SNH Entities. The IHS Entities shall then have thirty (30) days from the date of the receipt of the Manager's Notice to pay the amount of the Reduction to the SNH Entities. The payment by the IHS Entities of any amount in accordance with the preceding sentence shall be without prejudice to the right of the IHS Entities to dispute, at any time, the SNH Entities' entitlement to any such payment, as follows:

                           (A) If the IHS Entities shall dispute the Third Party
                  Payor's basis for the Pre-Effective Date Third Party Payor Claim or the amount of such Pre-Effective Date Third Party Payor Claim, then the applicable IHS Entity shall have the sole authority to dispute or settle such Pre-Effective Date Third Party Payor Claim, and the IHS Entities shall bear the costs and expenses of such efforts. The SNH Entities shall cooperate in all reasonable respects with the IHS Entities in connection with the IHS Entities' efforts to resolve or settle such dispute. Notwithstanding anything to the contrary contained in this Agreement or in any other Settlement Document, the IHS Entities shall be deemed to own (and shall be entitled to collect, retain and/or assign) any funds that are collected in respect of any Pre-Effective Date Third Party Payor Claim disputed in accordance with this clause (A). If any SNH Entity shall collect any such amount, it shall immediately pay such amount to the applicable IHS Entity.

                           (B) If the IHS Entities  shall  dispute the amount or
                  priority of the Reduction Claim to which the Manager believes the SNH Entities are entitled in accordance with subsection
                  (c)(i) above, then the parties shall immediately submit such dispute to binding arbitration in accordance with the Commercial Arbitration Rules then in force of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The SNH Entities shall forthwith return to the applicable IHS Entity any amount that the arbitrator determines to be in excess of the amount to which the SNH Entities were entitled in accordance with subsection (c)(i) above.

                  In any such dispute, the prevailing party shall be entitled to reimbursement of its related costs and expenses, including reasonable attorney's fees. Moreover, if it is determined that the SNH Entities asserted a Reduction Claim in excess of the amount to which they were entitled, they shall be obligated to pay to the applicable IHS Entity interest on such excess at the rate of eight percent (8%) per annum from the date such amount was paid to the SNH Entities until the date paid by the SNH Entities to the applicable IHS Entity.

                  (d) The  provisions of paragraphs  (b) and (c) of this Section
         2.8 shall survive the termination of the obligations of the Relevant IHS Entities under Section 8.

         2.9 Patient-Trust Accounts. At such time as a Proposed Operator for any Facility has all Necessary Licenses, Servicer and the applicable Licensee will transfer the patient trust accounts held for the benefit of residents of the relevant Facility to the Proposed Operator of that Facility. Promptly thereafter, Servicer and the applicable Licensee will furnish to such Proposed Operator current bank statements with respect to such accounts. Such Proposed Operator shall thereupon assume all liabilities arising thereunder other than liabilities for acts or omissions by the Licensee prior to the Effective Time or arising out of gross negligence or willful misconduct of Servicer or Licensee after the Effective Time.

3. Servicer Consideration. The Relevant IHS Entities have agreed to perform the services that are contemplated to be rendered by them hereunder as "Servicer" during the five (5) month period provided in Section 8.1 and as "Servicer" under the Servicing Agreement dated as of even date among SNH, Manager, IHS and IHS 152 (the "Other Servicing Agreement"), in consideration of the release by SNH, SPTIHS, HRES1, HRES2, Advisors and the other SNH Entities (as defined in the Settlement Agreement) of their claims against Servicer and the other IHS Entities (as defined in the Settlement Agreement) under the Existing Documents (as defined in the Settlement Agreement) pursuant to the Settlement Agreement. Such releases shall not be affected if, during the first five (5) full months of the term of this Agreement, Manager advises Servicer, pursuant to Section 8.2, to discontinue provision of any portion of the services provided by Servicer hereunder or if any Facility is sold or its operation discontinued for any reason whatsoever.

4. Expenses.

         4.1 For purposes of this Agreement, "Expenses" shall mean, liabilities, costs and expenses of the type listed below to the extent incurred in connection with the operation and management of such Facility in the ordinary course of business after the Effective Time:

                  (a) salary and related costs (including, without limitation, payroll taxes, workers' compensation, costs of employee benefit plans, travel, insurance, and fidelity bonds) of Personnel at such Facility, including, without limitation, administrative, professional, custodial, food service, cleaning and maintenance, operational, secretarial and bookkeeping personnel (collectively, "Payroll Expenses");

                  (b) the cost of all supplies and equipment necessary for the continued operation of such Existing Facility as a skilled nursing, intermediate care and for residential facility in the ordinary course of its business, including without limitation, the cost of all pharmaceuticals, food, fuel, kitchen and food service equipment, linens, beds, furniture, clothing and other supplies and equipment used in supplying services to patients in the ordinary course;

                  (c) expenses attributable to the maintenance and operation of real and personal property devoted, used or consumed in the operation of such Facility in the ordinary course, including, without limitation, expenses incurred in connection with maintenance and repair of such Facility, and insurance premiums, deductibles and retentions for insurance obtained pursuant to Section 2.7;

                  (d) all liabilities incurred after the Effective Time under any Contracts (as such term is defined in the Settlement Agreement) that any IHS Entity is required not to reject in accordance with
         Section 7.6 of the Settlement Agreement (but specifically excluding any Pre-Effective Time Obligations (as such term is defined in the Settlement Agreement)); and

                  (e) all other costs, expenses and liabilities arising out of the ownership, operation, maintenance and management of the Facilities, including, without limitation, real estate, income and other taxes payable in connection with the operation of the Facilities (the costs and expenses referred to in paragraphs (b), (c), (d) and (e) hereof, collectively, "A/P Expenses");

provided, however, that the following expenses of the Relevant IHS Entities as "Servicer" hereunder shall be for the sole account of the Relevant IHS Entities, shall not be subject to reimbursement hereunder, and shall be deemed excluded from the term "Expenses": (i) the Relevant IHS Entities overhead and ordinary administrative expenses, and salary (including, without limitation, payroll taxes, workers' compensation, costs of employee benefit plans, travel, insurance and fidelity bonds) of financial, accounting and other personnel employed by the Relevant IHS Entities (other than Personnel) to provide centralized billing, collection, bill paying, accounting, record keeping, information management, purchasing, personnel and policy planning services to any Facility, it being understood that in no event shall the salary or other compensation of any Personnel be an expense of Servicer; (ii) the cost of obtaining and maintaining insurance outside of that described in Section 2.7; and (iii) any loss, cost or expense for which Servicer is liable under Section 10.

         4.2 SNH, Manager, Advisors and the Proposed Operators shall be jointly and severally liable for the payment and satisfaction of all Expenses, when and as the same shall become due in accordance with the terms hereof. In furtherance thereof, Manager shall establish separate bank accounts ("Expense Accounts") for Payroll Expense and A/P Expense under its name and control, with respect to which Servicer shall have signing authority in order to pay Expenses. At the close of the last Business Day of each calendar week (commencing with the calendar week in which the Closing Date occurs), Servicer shall provide Manager with a check register showing the payee name, the amount of such check (with deductions, if any), the payee code and the check number for each check drawn on the Expense Accounts during such week. On the day preceding the Closing Date and at the close of business on the last Business Day of each calendar week thereafter, Servicer shall provide Manager with a statement (the "Cash

Projection") setting forth the aggregate Dollar amount of the checks that Servicer then expects to draw on the Expense Accounts during the following calendar week (the projected Dollar amount for such following week, the "Projected Cash Requirement") and setting forth the amount to be deposited into the Expense Accounts in accordance with the following sentence. By the close of business on the Closing Date and on the second Business Day of such following calendar week, SNH or the Proposed Operators shall deposit into the Expense Accounts such amounts as shall be necessary so that the Aggregate Balance (as hereinafter defined) of the Expense Accounts on such Business Day shall at least equal the sum of: (x) the Projected Cash Requirement for the current calendar week plus (y) $1,000,000. As used herein, the term "Aggregate Balance" shall mean, as of the date of determination, the sum of all amounts deposited in either Expense Account, less the aggregate dollar amount of all checks written on either Expense Account and reflected in the check registers theretofore furnished to Manager (whether or not such checks have been paid from such Expense Accounts). The monies so deposited by SNH or the Proposed Operators shall be allocated between the two Expense Accounts as Servicer may direct from time to time, based on its Cash Projections. Servicer shall provide Manager with a list of its payee codes (with descriptions identifying these codes) on or prior to the Closing Date, and shall promptly inform Manager of any subsequent modifications thereto. The Servicer shall promptly reimburse the SNH Entities for any amounts paid out of the Expense Accounts to satisfy obligations of any IHS Entity that are not required to be paid by any SNH Entity pursuant to this Agreement or the Settlement Agreement or any other of the Settlement Documents (as such term is defined in the Settlement Agreement). Nothing contained in the foregoing sentence shall be deemed to permit the Servicer to use funds in the Expense Accounts to satisfy its own obligations except to the extent expressly provided in this Agreement. The provisions of the first sentence of this Section
4.2 shall survive the termination of this Agreement.

         4.3 The parties acknowledge that Servicer and the Licensees shall have no obligation to advance any funds on behalf of any of the Facilities, Manager or the Proposed Operators. If Servicer does advance its own funds for any Expense, SNH and the Proposed Operators shall promptly reimburse Servicer therefor. Moreover, Manager and SNH assume all risk of loss to third parties arising out of the failure to make any payment of any Expense. The provisions of this Section 4.3 shall survive the termination of this Agreement.

         4.4 Each Proposed Operator of each Facility shall pay Manager a monthly management fee (the "Manager's Fee") for each Facility, payable prior to the __ day following the end of each calendar month during the term hereof, (i) for the first two (2) months of the term thereof, in an amount equal to the costs and expenses incurred by the Manager in connection with the performance by Manager of its duties hereunder during such calendar month, and (ii) thereafter, in an amount equal to 4.5% of net patient revenues for such Facility for such calendar month.

5. Access to Records, Etc.

         5.1 For the time and to the extent required by applicable law, Servicer shall retain, and shall permit the Comptroller General of the United States, the U.S. Department of Health and Human Services and duly authorized state agencies, and their respective duly authorized representatives access to examine or copy this Agreement and such books, documents, and records as are necessary to verify the nature and extent of the costs of the services supplied under this Agreement. In the event Servicer provides any of its services under this Agreement pursuant to a subcontract and if (i) the services provided pursuant to the subcontract have a value or cost of $10,000 or more over a twelve (12) month period and (ii) the subcontract is with a related organization, then Servicer agrees that the subcontract shall contain a clause requiring the subcontractor to retain and allow access to its records on the same terms and conditions as required by Servicer. This provision shall be null and void should it be determined that Section 1861(v)(1)(I) of the Social Security Act is not applicable to this Agreement. The provisions of this Section 5.1 shall survive the termination of the obligations of the Relevant IHS Entities as Servicer under Section 8.1.

         5.2 For the time and to the extent required by applicable law, Manager shall retain, and shall permit the Comptroller General of the United States, the U.S. Department of Health and Human Services and duly authorized state agencies and their respective duly authorized representatives access to examine or copy this Agreement and such books, documents, and records as are necessary to verify the nature and extent of the costs of the services supplied under this Agreement. In the event Manager provides any of its services under this Agreement pursuant to a subcontract and if (i) the services provided pursuant to the subcontract have a value or cost of $10,000 or more over a twelve (12) month period and (ii) the subcontract is with a related organization, then Manager agrees that the subcontract shall contain a clause requiring the subcontractor to retain and allow access to its records on the same terms and conditions as required by Manager. This provision shall be null and void should it be determined that Section 1861(v)(1)(I) of the Social Security Act is not applicable to this Agreement.

         5.3 As soon as reasonably  possible  after the close of each  reporting period for rate setting purposes, and not later than the applicable deadline, the Relevant IHS Entities shall prepare for submission by the IHS Licensees, Medicare and/or Medicaid cost reports, as applicable, for each Facility for the reporting period during which such IHS Licensee provided facility services (regardless whether such services were provided before or after the Effective
Date) showing the costs and expenditures relating to resident care for such Facility and such other information as is required by the applicable governmental authority, such report being in all material respects (including as to form) in compliance with the requirements of such applicable governmental authority. The provisions of this Section 5.3 shall survive the termination of the obligations of the Relevant IHS Entities as Servicer under Section 8.1.

         5.4 The Proposed Operators agree to use their best efforts to obtain all Necessary Licenses as promptly as possible, and to use all reasonable efforts to obtain all other Licenses as promptly as possible. Upon receipt by a Proposed Operator of the Necessary Licenses with respect to an IHS Facility, Manager shall give Servicer and each IHS Licensee prompt written notice thereof.

         5.5 Subject to the provisions of Section 12.10 hereof, each of the IHS Licensees and Servicer agrees to cooperate with the Manager and the Proposed Operators in their efforts to obtain all Licenses, such cooperation to include, without limitation, the IHS Licensees taking all action that is necessary and reasonable to ensure that there is no period during which neither an IHS Licensee nor a Proposed Operator is entitled to reimbursement for services provided at the Facilities. Without limiting the foregoing, each Relevant IHS Entity and IHS Licensee agrees to use all reasonable efforts to assist each Proposed Operator in obtaining all Licenses as soon as possible. Such efforts shall include (i) (to the extent required as a condition to the issuance of any License with respect to any Facility) the preparation and filing of terminating cost reports with respect to the Facility in compliance in all material respects with applicable law, (ii) promptly furnishing to such Proposed Operator, upon its request, all information and materials required to be (or that any governmental agency or official has requested be) furnished as a condition to or in connection with the issuance of any Licenses (including any financial, census and staffing data, information regarding special services and programs, Life Safety Code Waivers and other waiver history, facility plans of correction and compliance status, to the extent required or requested by the applicable agency or official), in each case to the extent available to such Relevant IHS Entity or IHS Licensee or Affiliate thereof, (iii) the filing of such notices and documents with such agencies or officials as such agency or official may require or request. Notwithstanding the foregoing, the SNH Entities shall promptly reimburse the IHS Licensees and the Servicer for all third-party out-of-pocket costs and expenses incurred in connection with this Section 5.5, including, without limitation, reasonable attorneys' fees and expenses. The provisions of this Section 5.5 shall survive the termination of the obligations of the Relevant IHS Entities and IHS Licensees under Section 8.

         5.6 Each party hereto agrees to comply in all material respects with all provisions of federal and state law applicable to it in connection with the operation of the Facilities.

6. Duty of Servicer; Indemnity; Prohibited Transactions.

         6.1 Servicer shall render the services called for hereunder in good faith.

         6.2 SNH, Manager, Advisors and the Proposed Operators, jointly and severally, agree to indemnify and hold Servicer, IHS and each subsidiary of IHS and their respective shareholders, officers, directors, advisors, agents, representatives and employees (each an "Indemnified Party") harmless from and against all Damages (as hereinafter defined), arising out of (i) any action or omission of Servicer in connection with the provision of services under this Agreement taken or omitted to be taken in good faith after the Effective Time,
(ii) any injury to any person suffered at any Facility, or the rendering of or the failure to render services by, any Personnel, Manager, Advisors or any Proposed Operator or their respective employees, agents or representatives or any other person performing services for or on behalf of Manager, Advisors or any Proposed Operator (including, without limitation, any obligations under
Section 1 above),  or the operation of any Facility  after the  Effective  Time,
(iii) the employment or termination of any of the Personnel after the Effective Time, including without limitation, any wages, salaries, payroll taxes, reimbursements, sick pay, paid time off or other vacation benefits, severance and all other compensation and benefits incurred, earned or accrued after the Effective Time, whether under any agreement, benefit plan or as imposed by applicable law, (iv) arising out of any action taken or omitted by any Personnel after the Effective Time, or (v) arising out of any failure to make any payment when due under Section 4 above or any refusal to approve any payment in accordance with Section 4 above; provided that no Indemnified Party shall be entitled to indemnification for any action taken or omitted to be taken to the extent resulting from such Indemnified Party's gross negligence, willful misconduct or fraud, provided further that it is understood that the actions and omissions of the Personnel shall not be deemed to be the actions or omissions of any IHS Entity, notwithstanding that such Personnel may be employees of an IHS Entity or under the supervision of any IHS Entity. The term "Damages" shall mean all actual monetary and non-consequential losses, damages, liabilities, claims, demands, penalties, judgments, costs and expenses, including, without limitation, reasonable legal fees, suffered by an Indemnified Party, but shall not, in any event, include any Pre-Effective Time Obligation (as defined in the Settlement Agreement). The provisions of this Section 6.2 shall survive the termination of this Agreement.

         6.3 Neither Servicer nor any person, firm or corporation which, directly or indirectly owns or controls, is owned or controlled by, or is under direct or indirect common ownership or control with Servicer or any person related by blood or marriage within the third degree to persons in such control (an "Affiliate"), shall receive any remuneration (other than reimbursement), whether direct or indirect, for any purchases of goods or services made on behalf of the Relevant Licensee, the Proposed Operator or Manager, and neither Servicer nor any Affiliate shall markup, increase the price, or obtain any premium for goods or services purchased by Servicer on behalf of or for the benefit of Relevant Licensee, Proposed Operator or Manager.

7. Relationship of Parties. No party to this Agreement is a partner or joint venturer with any other party, and nothing herein shall be construed so as to make them such partners or joint venturers or impose on any of them any liability as partners or joint venturers.

8. Term and Termination.

         8.1 Unless the Relevant IHS Entities shall otherwise agree in writing, on the five-month anniversary of the date hereof, their obligations as Servicer hereunder shall be deemed to have been satisfied, terminated and discontinued in full, and Manager shall be deemed to have assumed responsibility for the performance thereof. Servicer and Manager agree to negotiate any extension of such five month period in good faith; provided that in no event shall Servicer be required to negotiate any extension to perform any services after the first anniversary of the Effective Time.

         8.2 It is the intention of Manager to assume responsibility for many of the services provided by Servicer and described in Sections 1 and 2 during the term of this Agreement. In connection therewith, at any time and from time to time after the date hereof, Manager may advise Servicer, by written notice, that Servicer may discontinue the provision of certain services described in such notice, in which event Manager shall be deemed to have assumed full responsibility for providing such service hereunder in lieu of Servicer (but such discontinuance of services shall not constitute a termination of this Agreement or affect the release referred to in Section 3 above).

         8.3 Subject to the provisions of Section 8.1 that limit the obligations of Servicer under this Agreement, the term of this Agreement shall commence at the Effective Time and shall terminate on the [___ anniversary of the date hereof; provided that the term hereof shall automatically renew for an additional term of one year, unless Manager or SNH shall have given the other parties hereto written notice, not later than 90 days prior to the last day of the existing term, of its intent to terminate this Agreement, effective at the end of the existing term]. Notwithstanding anything to the contrary contained in this Agreement or any Sublease, on such date (a "Sublease Termination Date") as any IHS Licensee shall receive written notice from Manager under Section 5.4 confirming that the Necessary Licenses shall have been obtained by a

Proposed Operator with respect to any IHS Facility, all of the obligations of the applicable IHS Licensee under this Agreement (other than in its capacity as "Servicer", subject to Section 8.1 above and the last sentence of Section 1 above) and the applicable Sublease shall terminate with respect to such IHS Facility. After the first anniversary of the Effective Time, Manager shall be obligated to pay a fee (the "Sublease Extension Fee") to IHS at the rate of $2,000 per month per State in which the Sublease Termination Date has not occurred with respect to all IHS Facilities in such State; provided, however, that until the Sublease Termination Date shall have occurred with respect to all of the IHS Facilities, the minimum Sublease Extension Fee shall be at the rate of $10,000 per month. Notwithstanding anything to the contrary contained in this Agreement or any Sublease, each IHS Licensee shall have the right, at any time after the first anniversary of the Effective Time, to terminate the obligations of such IHS Licensee under this Agreement and each applicable Sublease (by giving notice of such termination to the Manager) on the earlier to occur of:
(x) the last administrative bar date established by order of the Court (as such term is defined in the Settlement Agreement) and of which the SNH Entities shall have received timely notice, and (y) the second anniversary of the Effective Time. Notwithstanding the foregoing, if Manager shall receive written notice from the applicable governmental licensing authority with respect to the Necessary Licenses for any IHS Facility that the Proposed Operator shall be denied any Necessary License with respect to such IHS Facility, then such IHS Facility shall not thereafter be included for purposes of determining whether any Sublease Extension Fee shall be payable. If the Manager or the Proposed Operator shall be in default of their obligations hereunder to Servicer or the IHS Licensees for more than 30 days after written notice thereof from the Servicer or the IHS Licensees to Manager and the Proposed Operator, then the Servicer and/or the IHS Licensees shall be entitled to terminate this Agreement and/or any of the Sublease Agreements.

         8.4 Upon the effective date of termination of the obligations of the Relevant IHS Entities, as Servicer, in accordance with Section 8.1, the Relevant IHS Entities shall forthwith:

                  (a) pay over to the relevant Proposed Operator all money collected pursuant to this Agreement owned by the Proposed Operator or to which the Proposed Operator is otherwise entitled pursuant to this Agreement or the Settlement Agreement;

                  (b) deliver to Manager, the Relevant Licensee and the Proposed Operator a full accounting for all monies then held by the Relevant IHS Entities; and

                  (c) deliver to Manager, the Relevant Licensee or Proposed Operator, as the case may be, all property and documents of any of them then in the custody of the Relevant IHS Entity.

9. Notices. All notices and other communications provided for hereunder shall be
in  writing  (including  telecopy  communication)  and  mailed,   telecopied  or
delivered addressed as follows:

                  (a) if to SNH or any Proposed Operator, to it at:

                           400 Centre Street
                           Newton, MA  02458
                           Telecopy no.:  (617) 796-8349

                           Attention:  President

                  (b) with copy to:

                           SULLIVAN & WORCESTER LLP
                           One Post Office Square
                           Boston, MA 02109
                           Telecopy no.:  (617) 338-2880
                           Attention:  Alexander A. Notopoulos, Jr., Esq.

                  (c) if to Manager, to it at:

                           400 Centre Street
                           Newton, MA 02458
                           Telecopy no.:  (617) 332-2261
                           Attention:  Treasurer

                  (d) if to any Relevant IHS Entity or any IHS Licensee, to it at:

                           c/o Integrated Health Services, Inc.
                           The Highlands
                           910 Ridgebrook Road
                           Sparks, MD 21152
                           Telecopy no.:  (410) 773-1020
                           Attention:  Daniel J. Booth,
                                       Senior Vice President, Finance

                  (e) with a copy to:

                           Parker Chapin LLP
                           The Chrysler Building
                           405 Lexington Avenue
                           New York, NY  10174
                           Telecopy no.:  (212) 704-6137
                           Attention:  Charles P. Greenman, Esq.

                           and to

                           Blass & Driggs
                           461 Fifth Avenue
                           New York, NY  10017
                           Telecopy no.:  (212) 447-5428
                           Attention:  Andrew S. Bogen, Esq.

or to such other address as may hereafter be designated by any party for such purpose. Each such notice shall be effective (i) upon receipt and written acknowledgment, if hand delivered, (ii) upon the first Business Day following the day when telecopied, if transmitted by telecopier, (iii) upon the next Business Day after being placed in the possession of a recognized overnight delivery service, if sent by a recognized overnight delivery service, or (iv) upon the expiration of the fifth Business Day after being deposited in the mails, if mailed.

10. Liability of IHS Entity. No IHS Entity shall have any liability for breach of any of its obligations under this Agreement, except for breaches resulting from fraud, bad faith, gross negligence or willful misconduct; it being understood that the actions and omissions of the Personnel shall not be deemed to be the actions or omissions of any IHS Entity, notwithstanding that such Personnel may be employees of an IHS Entity or under the supervision of any IHS Entity. The liability of Servicer shall survive the termination of this Agreement.

11. Proprietary Material. The Manager and the Proposed Operators acknowledge and agree that the Proprietary Property (as defined in the Settlement Agreement) is and shall remain (along with any corresponding copyrights or similar rights) the sole property of Servicer and shall not at any time be directly or indirectly used, distributed, disclosed, copied or otherwise employed by the Manager or any Proposed Operator, except in the provision of the services by the Servicer during the term of this Agreement or to the extent contemplated by the Settlement Agreement. Upon termination of this Agreement, the Manager and the Proposed Operators shall return to the Servicer all such Proprietary Property in their possession or control, and use their best efforts to ensure that their employees have not retained any Proprietary Property and upon request by Servicer, confirm compliance with the foregoing in writing. The provisions of this Section 11 shall survive the termination of this Agreement.

12. Miscellaneous.

         12.1 Amendments. This Agreement shall not be changed, modified, terminated, or discharged in whole or in part except by an instrument in writing signed by each of the parties hereto or their respective successors or assigns.

         12.2 Non-Assignability. This Agreement shall not be assigned by any party without the consent of each other party hereto, and this Agreement shall be binding upon and shall inure to the benefit of consented to successors and assigns.

         12.3  GOVERNING  LAW.  THE  PROVISIONS  OF  THIS  AGREEMENT   SHALL  BE
CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         12.4  Entire  Agreement.  This  Agreement,   together  with  the  other
agreements contemplated by, referred to in, or contemplated by agreements referred to herein, together constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede and cancel any preexisting agreements with respect to such subject matter.

         12.5 Headings. The headings of the various articles, sections and subsections of this Agreement have been inserted for the purpose of convenience of reference only, are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

         12.6 Attorney's Fees and Costs. If any action is brought for the enforcement of this Agreement, or because of a dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action in addition to any other relief to which it may be entitled.

         12.7 Confidentiality. The parties agree not to disclose or permit their respective representatives, attorneys, auditors or agents to disclose, except as may be required by law or performance hereunder, any confidential non-public information of the others which is obtained by any of them in connection with the transactions contemplated by this Agreement.

         12.8 Cooperation; Commercially Reasonable Efforts. The parties shall cooperate in good faith in connection with all actions to be taken to consummate the transactions contemplated by, and to enforce the rights created by and perform the responsibilities imposed by, this Agreement.

         12.9   Counterparts.   This   Agreement  may  be  executed  in  several
counterparts, each of which shall be deemed an original, but such counterparts together shall constitute one and the same instrument.

         12.10 Responsibility for Compliance with Law, Etc. During the term of this Agreement, each Relevant Licensee will use reasonable commercial efforts to keep in full force and effect all licenses, permits, approvals, authorizations, provider agreements, and certificates or determinations of need necessary for such Relevant Licensee to occupy and operate its Facilities and to receive Medicare and Medicaid reimbursement for services provided therein.
Notwithstanding anything to the contrary contained in this Agreement or the Settlement Agreement, each of the SNH Entities agrees and acknowledges that no IHS Licensee shall be obligated to assume and/or assign to any SNH Entity any Medicare or Medicaid provider numbers or agreements; provided that the applicable IHS Licensees shall use their commercially reasonable efforts to maintain such provider agreements and numbers until they no longer hold the applicable licenses (so long as maintaining such provider agreements and numbers do not require that the IHS Licensees assume such provider agreements and numbers). The SNH Entities are assuming all risk arising out of their failure to obtain Medicare and/or Medicaid provider numbers or agreements with respect to any Facilities. SNH, Manager and each Proposed Operator jointly and severally agree to indemnify each IHS Licensee and Relevant IHS Entity against all Damages incurred by such IHS Licensee or Relevant IHS Entity arising out of the discharge from any IHS Facility of any Medicare or Medicaid beneficiary who was a resident or patient of such IHS Facility immediately prior to the time that the applicable IHS Licensee ceases to hold a Medicare or Medicaid number or provider agreement, resulting from the applicable Proposed Operator's inability to timely obtain a Medicare or Medicaid provider number or agreement (to the extent that such failure to obtain such provider number or agreement was not due to the act or omission of any IHS Entity). The provisions of this Section 12.10 shall survive the termination of this Agreement.

         12.11 THE DECLARATION OF TRUST OF SNH, DATED DECEMBER 16, 1998, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "SENIOR HOUSING PROPERTIES TRUST" REFERS TO THE TRUSTEES

UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SNH SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SNH. ALL PERSONS DEALING WITH SNH, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SNH, FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their duly authorized officers as of the date first set forth above.

                                    SERVICER:

                                    INTEGRATED HEALTH SERVICES, INC., a Delaware
                                    Corporation


                                    By:
                                             Its:

                                    IHS LICENSEES:


                                    ECA HOLDINGS, INC., a Delaware corporation
                                    COMMUNITY CARE OF NEBRASKA, INC., a Delaware
                                      corporation,
                                    W.S.T. CARE, INC., a Nebraska corporation
                                    QUALITY CARE OF LYONS, INC., a Nebraska
                                      corporation
                                    CCA OF MIDWEST, INC., a Delaware corporation
                                    INTEGRATED HEALTH SERVICE AT  GRANDVIEW CARE
                                      CENTER, INC., a Delaware corporation
                                    QUALITY CARE OF COLUMBUS, INC., a Nebraska
                                      corporation
                                    MARIETTA/SCC, INC., a Georgia corporation
                                    GLENWOOD/SCC, INC., a Georgia corporation
                                    DUBLIN/SCC, INC., a Georgia corporation
                                    COLLEGE PARK/SCC, INC., a Georgia
                                      corporation
                                    IHS ACQUISITION NO. 112, INC., a Delaware
                                      corporation
                                    IHS ACQUISITION NO. 113, INC., a Delaware
                                      corporation
                                    IHS ACQUISITION NO. 175, INC., a Delaware
                                      corporation


                                    By:
                                          Its: [Vice] President

                                    SNH:

                                    SENIOR HOUSING PROPERTIES TRUST, a Maryland real estate investment trust


                                    By:
                                          Its:

                                    MANAGER:

                                    FIVE STAR QUALITY CARE, INC., a Delaware
                                      corporation



                                    By:
                                          Its (Vice) President

                                    PROPOSED OPERATORS:

                                    SHOPCO-COLORADO, LLC
                                    SHOPCO-CT, LLC
                                    SHOPCO-GA, LLC
                                    SHOPCO-IA, LLC
                                    SHOPCO-KS, LLC
                                    SHOPCO-MI, LLC
                                    SHOPCO-MO, LLC
                                    SHOPCO-NE, LLC
                                    SHOPCO-WY, LLC, each a Delaware limited
                                    liability company


                                    By:
                                          Its:

                                    SNH-NEBRASKA, INC.,
                                    SNH-IOWA, INC.,
                                    SNH-MICHIGAN, INC., each a Delaware
                                    corporation


                                    By:
                                          Its:

                                    ADVISORS:

                                    ADVISORS HEALTHCARE GROUP, INC, a
                                    Delaware corporation


                                    By:
                                          Its:

                                  Schedule A-1

                                 IHS Facilities

------------------------------------------------------------------------ ------------------ --------------------------
                               Facility                                      Licensee           Proposed Operator
------------------------------------------------------------------------ ------------------ --------------------------
Integrated Health Services at Canon City                                   ECA Holdings,      Shopco-Colorado, LLC
515 Fairview Street                                                        Inc. ("ECA")         ("Colorado LLC")
Canon City, CO 81212
------------------------------------------------------------------------ ------------------ --------------------------
Integrated Health Services at Springs Village                                   ECA               Colorado LLC
110 W. Van Buren
Colorado Springs, CO 80907
------------------------------------------------------------------------ ------------------ --------------------------
Integrated Health Services at Delta                                             ECA               Colorado LLC
2050 South Main Street
Delta, CO 81416
------------------------------------------------------------------------ ------------------ --------------------------
Integrated Health Services at Mantey Heights                                    ECA               Colorado LLC
2823 Patterson Road
Grand Junction, CO 81506
------------------------------------------------------------------------ ------------------ --------------------------
Integrated Health Services at LaVilla Grande                                 ECA (DBA,            Colorado LLC
2501 Little Bookcliff Drive                                                 Integrated
Grand Junction, CO 81501                                                  Health Services
                                                                            at LaVilla
                                                                              Grande)
------------------------------------------------------------------------ ------------------ --------------------------
College Park Health Care Center                                            College Park/         Shopco-GA, LLC
1765 Temple Avenue                                                           SCC, Inc.             ("GA LLC")
College Park, GA 30337
------------------------------------------------------------------------ ------------------ --------------------------
Community Care of America at Dublin                                      Dublin/SCC, Inc.            GA LLC
606 Simmons Street, Box 549
Dublin, GA 31040
------------------------------------------------------------------------ ------------------ --------------------------
Community Care of America at Conner                                          Glenwood/               GA LLC
303 Fifth Street, P.O. Box 618                                               SCC, Inc.
Glenwood, GA 30428
------------------------------------------------------------------------ ------------------ --------------------------
Community Care of America at Marietta                                        Marietta/               GA LLC
1480 Sandtown Road                                                           SCC, Inc.
Marietta, GA 30060
------------------------------------------------------------------------ ------------------ --------------------------
Integrated Health Services of Clarinda                                          ECA               Shopco-IA LLC
600 Manor Drive                                                                                    ("IA LLC")
Clarinda, IA 51632
------------------------------------------------------------------------ ------------------ --------------------------
Integrated Health Services of Council Bluffs South                              ECA                  IA LLC
34 Northcrest Drive
------------------------------------------------------------------------ ------------------ --------------------------


------------------------------------------------------------------------ ------------------ --------------------------
                               Facility                                      Licensee           Proposed Operator
------------------------------------------------------------------------ ------------------ --------------------------
Council Bluffs, IA 51501
------------------------------------------------------------------------ ------------------ --------------------------
Integrated Health Services at Mediapolis                                        ECA                  IA LLC
608 Prairie Street
Mediapolis, IA 52637
------------------------------------------------------------------------ ------------------ --------------------------
IHS at Pacific Place                                                            ECA                  IA LLC
20937 Hwy. 385 West
Pacific Junction, IA 51561
------------------------------------------------------------------------ ------------------ --------------------------
Integrated Health Services of Winterset                                         ECA                  IA LLC
1015 West Summit
Winterset, IA 50273
------------------------------------------------------------------------ ------------------ --------------------------
Integrated Health Services of Iowa at Des Moines                            Integrated           SNH-IOWA, Inc.
2348 E. Ninth Street                                                     Health Services,          ("IA INC.")
Des Moines, IA 50316                                                           Inc.
------------------------------------------------------------------------ ------------------ --------------------------
IHS at Park Place                                                               ECA                  IA INC
114 East Green Street
Glenwood, IA 51534
------------------------------------------------------------------------ ------------------ --------------------------
IHS of Woodhaven                                                                ECA              Shopco-KS, LLC
510 W. 7th Street
Ellinwood, KS 67526
------------------------------------------------------------------------ ------------------ --------------------------
Farmington Health Care Center                                             IHS Acquisition        Shopco-MI, LLC
34225 Grand River                                                          No. 112, Inc.           ("MI LLC")
Farmington, MI 48335-3512
------------------------------------------------------------------------ ------------------ --------------------------
IHS of Michigan at Howell                                                       IHS                  MI LLC
3003 W. Grand River Avenue                                                Acquisition No.
Howell, MI 48843-8539                                                        113, Inc.
------------------------------------------------------------------------ ------------------ --------------------------
IHS at Tarkio                                                                   ECA              Shopco-MO, LLC
300 Cedar Street
Tarkio, MO 64491
------------------------------------------------------------------------ ------------------ --------------------------
Ainsworth Care Center                                                     Community Care         Shopco-NE, LLC
143 N. Fullerton Street                                                  of Nebraska, Inc.         ("NE LLC")
Ainsworth, NE 69210                                                           ("CCN")
------------------------------------------------------------------------ ------------------ --------------------------
IHS at Ashland                                                                  CCN                  NE LLC
1700 Furnas Street
Ashland, NE 68003
------------------------------------------------------------------------ ------------------ --------------------------

                                      -2-

------------------------------------------------------------------------ ------------------ --------------------------
                               Facility                                      Licensee           Proposed Operator
------------------------------------------------------------------------ ------------------ --------------------------
Blue Hill Care Center                                                           CCN                  NE LLC
P.O. Box 156, 414 N. Wilson
Blue Hill, NE 68930
------------------------------------------------------------------------ ------------------ --------------------------
IHS at Edgar                                                                   CCN.                  NE INC
RR 1 Box 83A, 106 5th Street
Edgar, NE 68935
------------------------------------------------------------------------ ------------------ --------------------------
Wedgewood Care Center                                                           ECA                  NE LLC
800 Stoeger Drive
Grand Island, NE 68803
------------------------------------------------------------------------ ------------------ --------------------------
IHS at Gretna                                                                   CCN                  NE LLC
700 Highway 6
Gretna, NE 68028
------------------------------------------------------------------------ ------------------ --------------------------
IHS at Lyons                                                              Quality Care of            NE LLC
1035 Diamond Street                                                         Lyons, Inc.
Lyons, NE 68038
------------------------------------------------------------------------ ------------------ --------------------------
IHS at Milford                                                             W.S.T. Care,              NE LLC
P.O. Box D, 1100 W. First Street                                               Inc.
Milford, NE 68405
------------------------------------------------------------------------ ------------------ --------------------------
IHS at Sutherland                                                               CCN                  NE LLC
P.O. Box 307, 333 Maple Street
Sutherland, NE 69165
------------------------------------------------------------------------ ------------------ --------------------------
IHS of Waverly                                                                  CCN                  NE LLC
P.O. Box 160, 11041 N. 137th Street
Waverly, NE 68462
------------------------------------------------------------------------ ------------------ --------------------------
Grandview Manor                                                           ECA Properties,         SNH-Nebraska
Broad Street & Highway 4                                                       Inc.                ("NE INC")
Campbell, NE 68932
------------------------------------------------------------------------ ------------------ --------------------------
Integrated Health Services of Central City                                Quality Care of            NE INC
2720 South 17th Avenue                                                       Columbus,
Central City, NE 68826                                                         Inc.
------------------------------------------------------------------------ ------------------ --------------------------
Mory's Haven                                                              Quality Care of            NE INC
1112 Fifteenth Street                                                     Columbus, Inc.
Columbus, NE 68601
------------------------------------------------------------------------ ------------------ --------------------------
Exeter Care Center                                                              CCN                  NE INC
425 South Empire Avenue, P.O. Box 59
Exeter, NE 68351
------------------------------------------------------------------------ ------------------ --------------------------

                                      -3-

------------------------------------------------------------------------ ------------------ --------------------------
                               Facility                                      Licensee           Proposed Operator
------------------------------------------------------------------------ ------------------ --------------------------
IHS at Palmer                                                             CCA of Midwest,            NE INC
RR #2, Box 28A                                                                 Inc.
Palmer, NE 68864
------------------------------------------------------------------------ ------------------ --------------------------
Utica Community Center                                                          CCN                  NE INC
1350 Centennial Avenue
Utica, NE 68456
------------------------------------------------------------------------ ------------------ --------------------------
IHS at Laramie                                                                  ECA              Shopco-WY, LLC
503 South 18th Street                                                                              ("WY LLC")
Laramie, WY 82070
------------------------------------------------------------------------ ------------------ --------------------------
Community Care of America at Worland                                            ECA                  WY LLC
1901 Howell
Worland, WY 82401
------------------------------------------------------------------------ ------------------ --------------------------

                                  Schedule A-2

                               Advisors Facilities

---------------------------------------------------------- ------------------------------------------------------------
                        Facility                                                    Licensee
---------------------------------------------------------- ------------------------------------------------------------
Clifton House Rehabilitation Center                        Advisors Healthcare Group, Inc.
181 Clifton Street, New Haven, CT 06513                    (195 bed chronic and convalescent nursing home)
---------------------------------------------------------- ------------------------------------------------------------
Greenery Rehabilitation Center at Waterbury                Advisors Healthcare Group, Inc.
177 Whitewood Road, Waterbury, CT 06708                    (180 bed chronic and convalescent nursing home)
---------------------------------------------------------- ------------------------------------------------------------
Greenery Extended Care Center at Cheshire                  Advisors Healthcare Group, Inc.
50 Hazel Drive, Cheshire, CT 06410                         (210 bed chronic and convalescent nursing home)
---------------------------------------------------------- ------------------------------------------------------------

                                   Schedule B

                               Necessary Licenses

--------------------------------------------------------------- ------------------------------------------------------
                           Facility                                              Necessary Licenses
--------------------------------------------------------------- ------------------------------------------------------
Integrated Health Services at Canon City                        License to Operate an 85-bed Long-Term Care Facility
515 Fairview Street
Canon City, CO 81212
--------------------------------------------------------------- ------------------------------------------------------
Integrated Health Services at Springs Village                   License to Operate a 100-bed Long-Term Care Facility
110 W. Van Buren
Colorado Springs, CO 80907
--------------------------------------------------------------- ------------------------------------------------------
Integrated Health Services at Delta                             License to Operate a 90-bed Long-Term Care Facility
2050 South Main Street                                          License to Operate a 6-bed Personal Care Boarding
Delta, CO 81416                                                 Home
--------------------------------------------------------------- ------------------------------------------------------
Integrated Health Services at Mantey Heights                    License to Operate an 82-bed Long-Term Care Facility
2825 Patterson Road
Grand Junction, CO 81506
--------------------------------------------------------------- ------------------------------------------------------
Integrated Health Services at LaVilla Grande                    License to Operate a 96-bed Long-Term Care Facility
2501 Little Bookcliff Drive
Grand Junction, CO 81501
--------------------------------------------------------------- ------------------------------------------------------
College Park Health Care Center                                 Permit to Operate a 100-bed Nursing Home
1765 Temple Avenue
College Park, GA 30337
--------------------------------------------------------------- ------------------------------------------------------
Community Care of America at Dublin                             Permit to Operate a 130-bed Nursing Home
606 Simmons Street, Box 549
Dublin, GA 31040
--------------------------------------------------------------- ------------------------------------------------------
Community Care of America at Conner                             Permit to Operate a 62-bed Nursing Home
303 Fifth Street, P.O. Box 618
Glenwood, GA 30428
--------------------------------------------------------------- ------------------------------------------------------
Community Care of America at Marietta                           Permit to Operate a 109-bed Nursing Home
1480 Sandtown Road
Marietta, GA 30060
--------------------------------------------------------------- ------------------------------------------------------
Integrated Health Services of Clarinda                          License to Operate a 117-bed Nursing Facility
600 Manor Drive
Clarinda, IA 51632
--------------------------------------------------------------- ------------------------------------------------------
Integrated Health Services of Council Bluffs South              License to Operate a 62-bed Nursing Facility
34 Northcrest Drive
Council Bluffs, IA 51501
--------------------------------------------------------------- ------------------------------------------------------
Integrated Health Services at Mediapolis                        License to Operate a 62-bed Nursing Facility
608 Prairie Street
Mediapolis, IA 52637
--------------------------------------------------------------- ------------------------------------------------------

                                      -1-


--------------------------------------------------------------- ------------------------------------------------------
                           Facility                                              Necessary Licenses
--------------------------------------------------------------- ------------------------------------------------------
IHS at Pacific Place                                            License to Operate a 12-bed Intermediate Care
20937 Hwy. 385 West                                             Facility for the Mentally Retarded
Pacific Junction, IA 51561
--------------------------------------------------------------- ------------------------------------------------------
Integrated Health Services of Winterset                         License to Operate an 80-bed Nursing Facility
1015 West Summit                                                License to Operate a 19-bed Residential Care Facility
Winterset, IA 50273
--------------------------------------------------------------- ------------------------------------------------------
Integrated Health Services of Iowa at Des Moines                License to Operate a 93-bed Nursing Facility
2348 E. Ninth Street
Des Moines, IA 50316
--------------------------------------------------------------- ------------------------------------------------------
IHS at Park Place                                               License to Operate a 128-bed Intermediate Care
114 East Green Street                                           Facility for the Mentally Retarded
Glenwood, IA 51534
--------------------------------------------------------------- ------------------------------------------------------
IHS of Woodhaven                                                License to Operate a 54-bed Adult Care Home
510 W. 7th Street
Ellinwood, KS 67526
--------------------------------------------------------------- ------------------------------------------------------
Farmington Health Care Center                                   Certificate of Need
34225 Grand River                                               License to Operate a 153-bed Nursing Home (Long Term
Farmington, MI 48335-3512                                       Care)
--------------------------------------------------------------- ------------------------------------------------------
IHS of Michigan at Howell                                       Certificate of Need
3003 W. Grand River Avenue                                      License to Operate a 176-bed Nursing Home (Long Term
Howell, MI 48843-8539                                           Care)
--------------------------------------------------------------- ------------------------------------------------------
IHS at Tarkio                                                   License to Operate a 95-bed Skilled Nursing Facility
300 Cedar Street
Tarkio, MO 64491
--------------------------------------------------------------- ------------------------------------------------------
Ainsworth Care Center                                           License to Operate a 50-bed Skilled Nursing Facility
143 N. Fullerton Street                                         (Distinct Part) (Outpatient PT/Rehab)
Ainsworth, NE 69210
--------------------------------------------------------------- ------------------------------------------------------
IHS at Ashland                                                  License to Operate a 101-bed Skilled Nursing/NSG
1700 Furnas Street                                              Facility (Distinct Part)
Ashland, NE 68003                                               (Outpatient PT/Rehab, Alzheimer Unit)
--------------------------------------------------------------- ------------------------------------------------------
Blue Hill Care Center                                           License to Operate a 68-bed Skilled Nursing/NSG
P.O. Box 156                                                    Facility (Distinct part)(Alzheimer Unit)
414 N. Wilson
Blue Hill, NE 68930
--------------------------------------------------------------- ------------------------------------------------------
IHS at Edgar                                                    License to Operate a 54-bed Skilled Nursing/NSG
RR 1 Box 83A                                                    Facility (Distinct Part)
106 5th Street
Edgar, NE 68935
--------------------------------------------------------------- ------------------------------------------------------
Wedgewood Care Center                                           License to Operate a 74-bed Skilled Nursing/NSG
800 Stoeger Drive                                               Facility (Outpatient Rehab, Alzheimer Unit)
Grand Island, NE 68803
--------------------------------------------------------------- ------------------------------------------------------

                                      -2-


--------------------------------------------------------------- ------------------------------------------------------
                           Facility                                              Necessary Licenses
--------------------------------------------------------------- ------------------------------------------------------
IHS at Gretna                                                   License to Operate a 63-bed Skilled Nursing Facility
700 Highway 6
Gretna, NE 68028
--------------------------------------------------------------- ------------------------------------------------------
IHS at Lyons                                                    License to Operate an 82-bed Skilled Nursing Facility
1035 Diamond Street
Lyons, NE 68038
--------------------------------------------------------------- ------------------------------------------------------
IHS at Milford                                                  License to Operate a 60-bed Skilled Nursing/NSG
P.O. Box D                                                      Facility (Distinct Part)
1100 W. First Street
Milford, NE 68405
--------------------------------------------------------------- ------------------------------------------------------
IHS at Sutherland                                               License to Operate a 62-bed Skilled Nursing/NSG
P.O. Box 307                                                    Facility (Distinct Part)
333 Maple Street                                                (Alzheimer Unit)
Sutherland, NE 69165
--------------------------------------------------------------- ------------------------------------------------------
IHS of Waverly                                                  License to Operate a 51-bed Skilled Nursing Facility
P.O. Box 160
11041 N. 137th Street
Waverly, NE 68462
--------------------------------------------------------------- ------------------------------------------------------
Grandview Manor                                                 License to Operate a 45-bed Skilled Nursing Facility
Broad Street & Highway 4
Campbell, NE 68932
--------------------------------------------------------------- ------------------------------------------------------
Integrated Health Services of Central City                      License to Operate a 70-bed Skilled Nursing
2720 South 17th Avenue                                          Facility/Nursing Facility Distinct Part
Central City, NE 68826
--------------------------------------------------------------- ------------------------------------------------------
Mory's Haven                                                    License to Operate a 48-bed Skilled Nursing Facility
1112 Fifteenth Street                                           Dual
Columbus, NE 68601
--------------------------------------------------------------- ------------------------------------------------------
Exeter Care Center                                              License to Operate a 56-bed Skilled Nursing
425 South Empire Avenue                                         Facility/Nursing Facility Distinct Part
P.O. Box 59
Exeter, NE 68351
--------------------------------------------------------------- ------------------------------------------------------
IHS at Palmer                                                   License to Operate a 35-bed Nursing Facility
RR #2, Box 28A
Palmer, NE 68864
--------------------------------------------------------------- ------------------------------------------------------
Utica Community Care Center                                     License to Operate a 41-bed Skilled Nursing Facility
1350 Centennial Avenue                                          Dual
Utica NE 68456
--------------------------------------------------------------- ------------------------------------------------------
IHS at Laramie                                                  License to Operate a 144-bed Nursing Care Facility
503 South 18th St.
Laramie, WY 82070
--------------------------------------------------------------- ------------------------------------------------------

                                      -3-

--------------------------------------------------------------- ------------------------------------------------------
                           Facility                                              Necessary Licenses
--------------------------------------------------------------- ------------------------------------------------------
Community Care of America at Worland                            License to Operate an 87-bed Nursing Facility
1901 Howell
Worland, WY 82401
--------------------------------------------------------------- ------------------------------------------------------

                                  Schedule B-2

                                 Other Licenses

---------------------------------------------------------------- -----------------------------------------------------
                           Facility                                                 Other Licenses
---------------------------------------------------------------- -----------------------------------------------------
Integrated Health Services at Canon City                         Medicare/Medicaid certification
515 Fairview Street                                              Medicare provider agreement
Canon City, CO 81212                                             Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
Integrated Health Services at Springs Village                    Medicare/Medicaid certification
110 W. Van Buren                                                 Medicare provider agreement
Colorado Springs, CO 80907                                       Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
Integrated Health Services at Delta                              Medicare/Medicaid certification
2050 South Main Street                                           Medicare provider agreement
Delta, CO 81416                                                  Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
Integrated Health Services at Mantey Heights                     Medicare/Medicaid certification
2823 Patterson Road                                              Medicare provider agreement
Grand Junction, CO 81506                                         Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
Integrated  Health  Services at LaVilla Grande                   Medicare/Medicaid  certification
2501 Little Bookcliff Drive                                      Medicare provider agreement
Grand Junction, CO 81501                                         Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
College Park Health Care Center                                  Medicare/Medicaid certification
1765 Temple Avenue                                               Medicare provider agreement
College Park, GA 30337                                           Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
Community Care of America at  Dublin                             Medicare/Medicaid certification
606 Simmons Street, Box 549                                      Medicare provider agreement
Dublin, GA 31040                                                 Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
Community Care of America at Conner                              Medicare/Medicaid certification
303 Fifth Street, P.O. Box 618                                   Medicare provider agreement
Glenwood, GA 30428                                               Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
Community Care of America at Marietta                            Medicare/Medicaid certification
1480 Sandtown Road                                               Medicare provider agreement
Marietta, GA 30060                                               Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
Integrated Health Services of Clarinda                           Medicare/Medicaid certification
600 Manor Drive                                                  Medicare provider agreement
Clarinda, IA 51632                                               Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
Integrated Health Services of Council Bluffs South               Medicare/Medicaid certification
34 Northcrest Drive                                              Medicare provider agreement
Council Bluffs, IA 51501                                         Medicaid provider agreement
----------------------------------------------------------------- ----------------------------------------------------
Integrated Health Services at Mediapolis                         Medicare/Medicaid certification
608 Prairie Street                                               Medicare provider agreement
Mediapolis, IA 52637                                             Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
IHS at Pacific Place                                             Medicaid certification
20937 Hwy. 385 West                                              Medicaid provider agreement
Pacific Junction, IA 51561
---------------------------------------------------------------- -----------------------------------------------------

                                      -1-

---------------------------------------------------------------- -----------------------------------------------------
                           Facility                                                 Other Licenses
---------------------------------------------------------------- -----------------------------------------------------
Integrated Health Services of Winterset                          Medicare/Medicaid certification
1015 West Summit                                                 Medicare provider agreement
Winterset, IA 50273                                              Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
Integrated Health Services of Iowa at Des Moines                 Medicare/Medicaid certification
2348 E. Ninth Street                                             Medicare provider agreement
Des Moines, IA 50316                                             Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
IHS at Park Place                                                Medicaid certification
114 East Green Street                                            Medicaid provider agreement
Glenwood, IA 51534
---------------------------------------------------------------- -----------------------------------------------------
IHS of Woodhaven                                                 Medicare/Medicaid certification
510 W. 7th Street                                                Medicare provider agreement
Ellinwood, KS 67526                                              Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
Farmington Health Care Center                                    Medicare/Medicaid certification
34225 Grand River                                                Medicare provider agreement
Farmington, MI 48335-3512                                        Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
IHS of Michigan at Howell                                        Medicare/Medicaid certification
3003 W. Grand River Avenue                                       Medicare provider agreement
Howell, MI 48843-8539                                            Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
IHS at Tarkio                                                    Medicare/Medicaid certification
300 Cedar Street                                                 Medicare provider agreement
Tarkio, MO 64491                                                 Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
Ainsworth Care Center                                            Medicare/Medicaid certification
143 N. Fullerton Street                                          Medicare provider agreement
Ainsworth, NE 69210                                              Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
IHS at Ashland                                                   Medicare/Medicaid certification
1700 Furnas Street                                               Medicare provider agreement
Ashland, NE 68003                                                Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
Blue Hill Care Center                                            Medicare/Medicaid certification
P.O. Box 156                                                     Medicare provider agreement
414 N. Wilson                                                    Medicaid provider agreement
Blue Hill, NE 68930
---------------------------------------------------------------- -----------------------------------------------------
IHS at Edgar                                                     Medicare/Medicaid certification
RR 1 Box 83A                                                     Medicare provider agreement
106 5th Street                                                   Medicaid provider agreement
Edgar, NE 68935
---------------------------------------------------------------- -----------------------------------------------------
Wedgewood Care Center                                            Medicare/Medicaid certification
800 Stoeger Drive                                                Medicare provider agreement
Grand Island, NE 68803                                           Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
IHS at Gretna                                                    Medicare/Medicaid certification
700 Highway 6                                                    Medicare provider agreement
Gretna, NE 68028                                                 Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------

                                      -2-

---------------------------------------------------------------- -----------------------------------------------------
                           Facility                                                 Other Licenses
---------------------------------------------------------------- -----------------------------------------------------
IHS at Lyons                                                     Medicare/Medicaid certification
1035 Diamond Street                                              Medicare provider agreement
Lyons, NE 68038                                                  Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
IHS at Milford                                                   Medicare/Medicaid certification
P.O. Box D                                                       Medicare provider agreement
1100 W. First Street                                             Medicaid provider agreement
Milford, NE 68405
---------------------------------------------------------------- -----------------------------------------------------
IHS at Sutherland                                                Medicare/Medicaid certification
P.O. Box 307                                                     Medicare provider agreement
333 Maple Street                                                 Medicaid provider agreement
Sutherland, NE 69165
---------------------------------------------------------------- -----------------------------------------------------
IHS of Waverly                                                   Medicare/Medicaid certification
P.O. Box 160                                                     Medicare provider agreement
11041 N. 137th Street                                            Medicaid provider agreement
Waverly, NE 68462
---------------------------------------------------------------- -----------------------------------------------------
Grandview Manor                                                  Medicare/Medicaid certification
Broad Street & Highway 4                                         Medicare provider agreement
Campbell, NE 68932                                               Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
Integrated Health Services of Central City                       Medicare/Medicaid  certification
2720 South 17th Avenue                                           Medicare provider agreement
Central City, NE 68826                                           Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
Mory's Haven                                                     Medicare/Medicaid certification
1112 Fifteenth Street                                            Medicare provider agreement
Columbus, NE 68601                                               Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
Exeter Care Center                                               Medicare/Medicaid certification
425 South Empire Avenue                                          Medicare provider agreement
P.O. Box 59                                                      Medicaid provider agreement
Exeter, NE 68351
---------------------------------------------------------------- -----------------------------------------------------
IHS at Palmer                                                    Medicaid certification
RR #2, Box 28A                                                   Medicaid provider agreement
Palmer, NE 68864
---------------------------------------------------------------- -----------------------------------------------------
Utica Community Center                                           Medicare/Medicaid certification
1350 Centennial Avenue                                           Medicare provider agreement
Utica NE 68456                                                   Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
IHS at Laramie                                                   Medicare/Medicaid certification
503 South 18th St.                                               Medicare provider agreement
Laramie, WY 82070                                                Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------
Community Care of America at Worland                             Medicare/Medicaid certification
1901 Howell                                                      Medicare provider agreement
Worland, WY 82401                                                Medicaid provider agreement
---------------------------------------------------------------- -----------------------------------------------------

                                      -3-

---------------------------------------------------------------- -----------------------------------------------------
                           Facility                                                 Other Licenses
---------------------------------------------------------------- -----------------------------------------------------
---------------------------------------------------------------- -----------------------------------------------------

                                                                    Schedule 2.7

                                    Insurance

---------------------------------------- -------------------------------------- --------------------------------------
             Coverage Type                              Limits                               Deductible
---------------------------------------- -------------------------------------- --------------------------------------
All Risk Property  (bldg & contents)                 $140,000,000                              $10,000
---------------------------------------- -------------------------------------- --------------------------------------
All Risk Property (BI)                                $82,000,000                              $10,000
---------------------------------------- -------------------------------------- --------------------------------------
General/Professional Liability                   $1,000,000/$3,000,000                         $50,000
---------------------------------------- -------------------------------------- --------------------------------------
Workers' Comp                                          Statutory                                  0
---------------------------------------- -------------------------------------- --------------------------------------
Umbrella                                       $10,000,000 per location                          NA
---------------------------------------- -------------------------------------- --------------------------------------

                                                                     EXHIBIT D

                       [INSERT NAME OF FACILITY] SUBLEASE*


         This Sublease* (this "Sublease"*) is dated as of [insert Settlement closing date] , 2000 and is entered into by and between [insert name of applicable Proposed Operator], a corporation with an address at ("Sublessor"*), and [insert name of applicable licensee], a corporation with an address at (the "Sublessee"*).

                                    RECITALS

         A. [insert name of owner of the real property], a corporation ("Lessor") and Sublessor are parties to a Lease Agreement (the "Lease"), dated as of , with respect to the skilled nursing facility known as "[insert name of facility]" (the "Facility").

         B. Sublessee has agreed, as an accommodation to the Sublessor, to sublease the Facility from the Sublessor on the terms and conditions contained herein, and [insert name of SNH entity that will manage the Facility] (the "Manager") has agreed to manage the operation of the Facility pursuant to a Management and Servicing Agreement (the "Management Agreement"), dated as of the date hereof, between the Manager and Sublessee.

         C. Sublessee has agreed, pursuant to the Management Agreement, to perform, on behalf of the Manager, certain of the services of the Manager under the Management Agreement.

         D. Concurrently herewith the Sublessor, Sublessee, Manager and various other parties are entering into a Settlement Agreement (the "Settlement Agreement"), pursuant to which, among other things, Sublessee is assigning all of its right, title and interest in, to and under a the Lease to Sublessor. Capitalized terms used herein and not otherwise defined herein are used herein with the meanings ascribed to such terms in the Settlement Agreement.

         NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto, intending to be bound, hereby agree as follows:

         1. Sublease. Upon and subject to the terms and conditions hereinafter set forth, Sublessor subleases to Sublessee, and Sublessee subleases from Sublessor all of Sublessor's right, title and interest in, to, under or relating to the real property, improvements, fixtures and related rights constituting the Facility (the "Demised Premises"), including, without limitation, any leasehold rights of the Sublessor relating to the use or occupancy thereto. Sublessor represents, warrants and covenants that Sublessee has and will continue to have throughout the term of this Sublease, the right to use and occupy the Demised Premises as the licensed operator of the Facility.

         2.       Term.

                  (a) The term of this Sublease shall commence on the date hereof and shall end on the date specified in the Management Agreement.

         3. Rent; Limitation on Other Obligations. Sublessee shall have no obligation to pay any rent or other amounts under this Sublease, and Sublessee shall have no obligation to perform any obligations in respect of this Sublease; it being the purpose and intent of the Sublessor and Sublessee that all costs, fees, taxes, impositions, utility charges, repairs, alterations, restorations, charges, expenses, reimbursements and obligations of every kind and manner whatsoever relating to the Demised Premises which arise or become due during or after the term of this Sublease, shall be paid and discharged by Sublessor. All financial risk of operating the Facility during the term of this Sublease shall be borne entirely by Sublessor, including without limitation, the risk of any condemnation or eminent domain proceeding or of any fire or other casualty or damage to or destruction of any or all of the Facility.

         4. Surrender of Possession. At the end of the term of this Sublease, Sublessee shall surrender the Facility to Sublessor. Upon termination of the term of this Sublease, Sublessor shall immediately provide an operator to succeed Sublessee as operator who meets all qualifications to obtain, and shall have, all licenses, permits, approvals and consents of all applicable governmental authorities necessary to operate the Facility so that, among other things, all residents and patients at the Facility shall, at no cost, expense or liability to Sublessee, have continuous care in accordance with all applicable laws. Sublessor shall indemnify and hold harmless each Indemnified Party (as such term is defined in the Settlement Agreement) from and against any and all Damages (as such term is defined in the Settlement Agreement) arising out of any breach of the foregoing provision. The provisions of this Section 4 shall survive the termination or expiration of the term of this Sublease.

         5. No Subletting or Assignment. Sublessee shall not sublet or assign any or all of the Facility without the prior consent of Sublessor; provided, however, that the foregoing shall not be deemed to prohibit Sublessee from permitting patients or residents to occupy the Facility in the ordinary course of Sublessee's business.

         6. Appointment of Manager. Sublessor agrees that Sublessee shall engage Manager to manage the Facility.

         7. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed to be properly given when personally delivered to the party entitled to receive the notice or on the date of actual receipt, if sent by certified or registered mail, postage prepaid and return receipt requested, or one business day after being sent by nationally recognized overnight courier service, properly addressed and postage prepaid to the party entitled to receive such notice at the address stated below:

If to the Sublessor:
                           ---------------------------------
                           ---------------------------------
                           ---------------------------------
                           Attention:

with a copy to:
                           ---------------------------------
                           ---------------------------------
                           ---------------------------------
                           Attention:


If to the Sublessee:       [                               ]
                           c/o Integrated Health Services, Inc.
                           The Highlands,
                           910 Ridgebrook Road,
                           Sparks, Maryland  21152
                           Attention: Daniel J. Booth, Senior Vice President
                                        and Marshall A. Elkins, General Counsel

With a copy to:            Blass & Driggs
                           461 Fifth Avenue, 19th Floor
                           New York, New York  10017
                           Attn:  Andrew S. Bogen, Esq.

         8.       Miscellaneous.

                  (a) All the terms and provision of this Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party shall be entitled to assign its rights or obligations under this Sublease without the prior consent of the other party hereto.

                  (b) The headings in this Sublease are for convenience of reference only and shall not limit or otherwise affect the terms hereof.

                  (c) This Sublease shall be governed by and construed in accordance with the internal laws of the State in which the Facility is located, without giving effect to contrary conflicts of law principles.

                  (d) This Sublease may be executed in separate counterparts, each of which shall be considered an original, and all of which, when taken together, shall constitute one and the same instrument.

                  (e) This Sublease (including the Schedules and Exhibits hereto), and the other documents and instruments specifically provided for herein and therein, contain the entire understanding between the parties concerning the subject matter hereof and thereof, and except as expressly provided for herein or therein, supersede all prior understandings and agreements whether oral or written, between them with respect to the subject matter hereof and thereof.

                  (f) Neither this Sublease nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by Sublessor and Sublessee.

                  (g) Any rights or remedies that any party hereto may have under this Sublease with respect to any matter shall not be deemed to be such party's exclusive rights or remedies with respect to such matter arising out of the Settlement Agreement (or any of the Transaction

Documents referred to therein), and any party may exercise its rights and remedies under this Sublease or the Settlement Agreement (or any of the Transaction Documents referred to therein) concurrently with any such other such rights or remedies, or in any order that it determines in its sole and absolute discretion.

                            [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties have caused this Sublease to be executed and attested by their respective officers hereunto duly authorized.

Sublessor:                                 Sublessee:

[insert name of applicable                 [insert name of applicable licensee]
Proposed Operator]

  By:                                         By:
     ------------------------                    ------------------------



-------------------

*Note that if the Proposed Operator will be the owner (as opposed to lessee) of the property, then the applicable agreement will be a Lease (rather than a Sublease), and the parties will be defined as the "Lessor" (instead of "Sublessor") and "Lessee" (instead of "Sublessee").

                                                                    EXHIBIT E-1
                                   SNH Release

         Reference is made to that certain Settlement Agreement dated as of April __, 2000 (the "Settlement Agreement") among, inter alia, Integrated Health Services, Inc. and the other IHS Entities referred to therein and Senior Housing Properties Trust and the other SNH Entities referred to therein. The terms defined in the Settlement Agreement are used herein as therein defined, unless otherwise defined herein.

         Each SNH Entity hereby releases and forever discharges each IHS Entity, and their respective successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, and each of them, from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, whether or not related to the subject matter of the Existing Documents, which any SNH Entity now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the Effective Time; provided that this release shall not release or otherwise affect or limit any claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action against (i) any IHS Entity under the Settlement Agreement or any other Settlement Document or (ii) HealthSouth, Horizon or their respective affiliates (as such term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended). Each SNH Entity waives the benefits of any law, which may provide in substance: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor." Each SNH Entity understands that the facts which it believes to be true at the time of making the release provided for herein may later turn out to be different than it now believes, and that information which is not now known or suspected may later be discovered. Each SNH Entity accepts this possibility, and each SNH Entity assumes the risk of the facts turning out to be different and new information being discovered. Each SNH Entity further agrees that the release provided for herein shall in all respects continue to be effective -- and not subject to termination or rescission because of any difference in such facts or any new information. None of the SNH Entities is releasing any IHS Entity from any claims, debts, liabilities, demands, obligations, costs, expenses, actions or causes of action except as expressly provided herein or in any other Settlement Document and the obligations under the Settlement Documents are specifically excluded. Each SNH Entity further acknowledges that, from and after the Effective Time, no IHS
Entity has any existing commitments, obligations or agreements to advance credits or loans, or to lease property, or make financial or other accommodations to any SNH Entity, except as may be specifically set forth in the Settlement Agreement or any other Settlement Document. The SNH Entities hereby represent, warrant and covenant, jointly and severally, that the foregoing release and discharge is given on behalf of and shall be enforceable against, each of the SNH Entities, their respective successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, and affiliates.

         THE DECLARATION OF TRUST OF EACH OF SNH, SPTIHS, HRES1 AND HRES2, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (EACH A "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF

ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "SENIOR HOUSING PROPERTIES TRUST," "SPTIHS PROPERTIES TRUST," "HRES1 PROPERTIES TRUST" AND "HRES2 PROPERTIES TRUST," AS THE CASE MAY BE, REFERS TO THE TRUSTEES UNDER EACH SUCH DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SNH, SPTIHS, HRES1 OR HRES2, AS THE CASE MAY BE, SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SNH, SPTIHS, HRES1 OR HRES2. ALL PERSONS DEALING WITH SNH, SPTIHS, HRES1 OR HRES2 IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SNH, SPTIHS, HRES1 OR HRES2, RESPECTIVELY, FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         THIS RELEASE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, each of the undersigned have caused this Release to be executed under seal by their duly authorized officers as of ________________ 2000.

                     SENIOR HOUSING PROPERTIES TRUST, a Maryland real estate investment trust


                     By:
                              Its:

                     SPTIHS PROPERTIES TRUST, a Maryland real estate investment trust


                     By:
                              Its:

                     HRES1 PROPERTIES TRUST, a Maryland real estate investment trust


                     By:
                              Its:


                     HRES2 PROPERTIES TRUST, a Maryland real estate investment trust


                     By:
                              Its:

                     SHOPCO-COLORADO, LLC
                     SHOPCO-CT, LLC
                     SHOPCO-GA, LLC
                     SHOPCO-IA, LLC
                     SHOPCO-KS, LLC
                     SHOPCO-MA, LLC
                     SHOPCO-MI, LLC
                     SHOPCO-MO, LLC
                     SHOPCO-NE, LLC
                     SHOPCO-WY, LLC, each a Delaware limited liability company


                     By:
                              Its:


                     SNH-NEBRASKA, INC.
                     SNH-IOWA, INC.
                     SNH-MASSACHUSETTS, INC. and
                     SNH-MICHIGAN, INC., each a Delaware corporation


                     By:
                              Its:


                     ADVISORS HEALTHCARE GROUP, INC., a Delaware corporation


                     By:
                              Its:


                     FIVE STAR QUALITY CARE, INC., a Delaware corporation


                     By:
                              Its:

                                                                     EXHIBIT E-2

                                   IHS Release

         Reference is made to that certain Settlement Agreement dated as of April __, 2000 (the "Settlement Agreement") among, inter alia, Integrated Health Services, Inc. and the other IHS Entities referred to therein and Senior Housing Properties Trust and the other SNH Entities referred to therein. The terms defined in the Settlement Agreement are used herein as therein defined, unless otherwise defined herein.

         Each IHS Entity hereby releases and forever discharges each SNH Entity, and their respective successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, and each of them, from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, whether or not related to the subject matter of the Existing Documents, which any IHS Entity now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done on or prior to the Effective Time; provided that this release shall not release or otherwise affect or limit any claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action against any SNH Entity under the Settlement Agreement or any other Settlement Document. Each IHS Entity waives the benefits of any law, which may provide in substance: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor." Each IHS Entity understands that the facts which it believes to be true at the time of making the release provided for herein may later turn out to be different than it now believes, and that information which is not now known or suspected may later be discovered. Each IHS Entity accepts this possibility, and each IHS Entity assumes the risk of the facts turning out to be different and new information being discovered. Each IHS Entity further agrees that the release provided for herein shall in all respects continue to be effective -- and not subject to termination or rescission because of any difference in such facts or any new information. None of the IHS Entities is releasing any SNH Entity from any claims, debts, liabilities, demands, obligations, costs, expenses, actions or causes of action except as expressly provided herein or in any other Settlement Document, and the obligations under the Settlement Documents are specifically excluded from this release. Each IHS Entity further acknowledges that, from and after the Effective Time, no SNH
Entity has any existing commitments, obligations or agreements to advance credits or loans, or to lease property, or make financial or other accommodations to any IHS Entity, except as may be specifically set forth in the Settlement Agreement or the other Settlement Documents. The IHS Entities hereby represent, warrant and covenant, jointly and severally, that the foregoing release and discharge is given on behalf of and shall be enforceable against each IHS Entity, their respective successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, and affiliates.

         THIS RELEASE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, each of the undersigned have caused this Release to be executed under seal by their duly authorized officers as of ________________ 2000.

                      INTEGRATED HEALTH SERVICES, INC.


                      By:
                               Its:

                      COMMUNITY CARE OF AMERICA, INC.
                      ECA HOLDINGS, INC.
                      COMMUNITY CARE OF NEBRASKA, INC.
                      W.S.T. CARE, INC.
                      QUALITY CARE OF LYONS, INC.
                      CCA ACQUISITION I, INC.
                      MARIETTA/SCC, INC.
                      GLENWOOD/SCC, INC.
                      DUBLIN/SCC, INC.
                      COLLEGE PARK/SCC, INC.
                      IHS ACQUISITION NO. 108, INC.
                      IHS ACQUISITION NO. 112, INC.
                      IHS ACQUISITION NO. 113, INC.
                      IHS ACQUISITION NO. 135, INC.
                      IHS ACQUISITION NO. 148, INC.
                      IHS ACQUISITION NO. 152, INC.
                      IHS ACQUISITION NO. 153, INC.
                      IHS ACQUISITION NO. 154, INC.
                      IHS ACQUISITION NO. 155, INC.
                      IHS ACQUISITION NO. 175, INC.
                      INTEGRATED HEALTH SERVICES AT GRANDVIEW CARE CENTER, INC. ECA PROPERTIES, INC.
                      CCA OF MIDWEST, INC.
                      QUALITY CARE OF COLUMBUS, INC.


                      By:
                               Its:

                                   EXHIBIT F

                          ASSIGNMENT AND ASSUMPTION OF
                              REAL PROPERTY LEASE


                                   [Omitted.]